UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

CADENCE DESIGN SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

The 2017 Annual Meeting of Stockholders of CADENCE DESIGN SYSTEMS, INC., a Delaware corporation, will be held as follows:

When:	Where:

May 4, 2017 1:00 p.m. Pacific Time	Cadence San Jose Campus 2655 Seely Avenue, Building 10 San Jose, California 95134

Items of Business:

The purpose of the 2017 Annual Meeting of Stockholders is to consider and take action on the following:

1.	To elect the eight directors named in the proxy statement to serve until the 2018 Annual Meeting of Stockholders and until their successors are elected and qualified, or until the directors’ earlier death, resignation or removal.

2.	To approve the amendment and restatement of the Omnibus Equity Incentive Plan.

3.	To vote on an advisory resolution to approve named executive officer compensation.

4.	To vote on the frequency of the advisory vote on named executive officer compensation.

5.	To ratify the selection of KPMG LLP as the independent registered public accounting firm of Cadence for its fiscal year ending December 30, 2017.

6.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Record Date:

Holders of Cadence Design Systems, Inc. common stock at the close of business on March 7, 2017 are entitled to notice of and to vote at the 2017 Annual Meeting of Stockholders and any adjournment or postponement thereof.

How to Vote:

Your vote is important to us. Please cast your vote promptly via the internet, telephone or mail. Specific instructions on how to vote via the internet, telephone or mail or in person are included in the Notice of Internet Availability of Proxy Materials and on the proxy card.

By Order of the Board of Directors,

James J. Cowie

Sr. Vice President, General Counsel and Secretary

San Jose, California

March 23, 2017

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING

QUESTIONS AND ANSWERS RELATING TO PROXY MATERIALS

1.	Why am I receiving these proxy materials?

The enclosed proxy is solicited on behalf of the Board of Directors of Cadence Design Systems, Inc., a Delaware corporation, for the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 4, 2017, at 1:00 p.m. Pacific Time, or at any adjournment or postponement thereof. The purpose of the Annual Meeting is set forth in this proxy statement and in the accompanying notice of annual meeting.

The Annual Meeting will be held in the Auditorium in Building 10 of Cadence’s offices located at 2655 Seely Avenue, San Jose, California 95134.

This proxy statement contains important information to consider when deciding how to vote on the matters brought before the Annual Meeting. Stockholders entitled to vote at the Annual Meeting are encouraged to read it carefully.

Cadence intends to publish this proxy statement on the investor relations page of its website at www.cadence.com/cadence/investor_relations on or about March 23, 2017.

2.	How may I obtain Cadence’s annual report on Form 10-K?

A copy of Cadence’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 is available free of charge on the internet from the U.S. Securities and Exchange Commission at www.sec.gov and on the investor relations page of Cadence’s website at www.cadence.com/cadence/investor_relations.

3.	Why did I receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials? How may I obtain a paper copy of the proxy materials?

Pursuant to the rules adopted by the SEC, Cadence is furnishing proxy materials to its stockholders primarily via the internet, rather than mailing paper copies of these materials to each stockholder. This process expedites stockholders’ receipt of the proxy materials, lowers the costs of the Annual Meeting and helps conserve natural resources.

On or about March 23, 2017, Cadence will mail to each stockholder (other than those stockholders who previously had requested electronic or paper delivery of the proxy materials) a Notice of Internet Availability of Proxy Materials that contains instructions on how to access and review the proxy materials (including Cadence’s proxy statement and annual report) on the internet and how to access a proxy card to vote on the internet or by telephone.

If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a paper copy of the proxy materials unless you request one. If you would like to receive a paper copy of the proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.

4.	How can I access the proxy materials over the internet?

Your Notice of Internet Availability of Proxy Materials will contain instructions on how to access and view the proxy materials on the internet and how to request a paper copy of the proxy materials.

The proxy materials are also available on Cadence’s website at the following address: www.cadence.com/cadence/investor_relations.

5.	I received one copy of the proxy materials. May I get additional copies?

You may request additional copies of Cadence’s Notice of Internet Availability of Proxy Materials and proxy materials by writing to Cadence’s Corporate Secretary at Cadence’s corporate offices located at

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2655 Seely Avenue, Building 5, San Jose, California 95134, by calling Cadence’s Investor Relations Group at (408) 944-7100 or e-mailing the Investor Relations Group at investor_relations@cadence.com.

6.	What if I received a notice from my broker stating that it will be “householding” deliveries to my address? What if I received more than one copy of the Notice of Internet Availability of Proxy Materials and proxy materials?

SEC rules permit companies and intermediaries, such as brokers, to deliver a single copy of certain proxy materials to certain stockholders who share the same address, a practice referred to as “householding.” Some banks, brokers and other nominees will be householding Cadence’s Notice of Internet Availability of Proxy Materials and proxy materials for stockholders who do not participate in electronic delivery of proxy materials, unless contrary instructions are received from the affected stockholders. Once you have received notice from your broker or other nominee holder of your Cadence common stock that the broker or other nominee will be householding the Notice of Internet Availability of Proxy Materials or proxy materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials and proxy materials, or if you are receiving multiple copies of the Notice of Internet Availability of Proxy Materials and proxy materials and wish to receive only one copy, please notify your broker or other nominee holder of your Cadence common stock.

QUESTIONS AND ANSWERS RELATING TO VOTING

7.	Who may vote at the Annual Meeting?

You may vote if you owned shares of Cadence common stock, $0.01 par value per share, as of the close of business on March 7, 2017, which is the Record Date for the Annual Meeting. At the close of business on the Record Date, Cadence had 279,457,830 shares of common stock outstanding and entitled to vote.

Each share outstanding on the Record Date is entitled to one vote at the Annual Meeting. You are entitled to vote shares that are (i) held directly in your name and (ii) held for you as the beneficial owner in a brokerage account or through a broker, bank or other nominee rather than directly in your name.

8.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If you own shares of Cadence common stock that are registered directly in your name with Cadence’s transfer agent, Computershare Limited, you are considered the “stockholder of record” of those shares of Cadence common stock.

If you own shares of Cadence common stock that are held through a broker, bank or other nominee (that is, “in street name”), you are considered the “beneficial owner” of those shares of Cadence common stock. In that case, your broker, bank or other nominee is considered the “stockholder of record” with respect to those shares of Cadence common stock, and should be forwarding the proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote those shares of Cadence common stock.

9.	How do I vote my shares if I am a stockholder of record?

If you are a stockholder of record as of the close of business on the Record Date, you have three options for submitting your vote prior to the Annual Meeting: (i) via the internet; (ii) by telephone; or (iii) by mail (by completing, signing, dating and mailing a paper proxy card, which a stockholder can request as outlined in the Notice of Internet Availability of Proxy Materials).

If you attend the Annual Meeting, you may also submit your vote in person, in which case any votes that were previously submitted – whether via the internet, telephone or mail – will be superseded by the vote that is cast at the Annual Meeting.

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Whether your proxy is submitted via the internet, telephone or mail, if it is properly completed and submitted and if it is not revoked prior to the Annual Meeting, the shares will be voted at the Annual Meeting in the manner set forth in this proxy statement or as otherwise specified by you.

10.	How do I vote my shares if I am a beneficial owner through a broker, bank or other nominee?

As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote, and you are also invited to attend the Annual Meeting. If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

Shares of Cadence common stock held through a broker, bank or other nominee may be voted in person at the Annual Meeting by you only if you obtain a valid proxy from your broker, bank or other nominee giving you the right to vote the shares.

11.	What is the vote required to pass each of the proposals?

Proposal 1 – regarding the election of directors, each director must receive a majority of the votes cast (the number of shares voted “for” a director must exceed the number of votes cast “against” that director), provided that in a contested election, each director must be elected by the affirmative vote of a plurality of the votes cast at the Annual Meeting.

Proposal 4 – regarding an advisory vote to approve the frequency of the advisory vote on named executive officer compensation, the frequency receiving the greatest number of affirmative votes of the shares present at the Annual Meeting, either in person or represented by proxy and entitled to vote, will be considered the advisory vote of Cadence stockholders.

Proposals 2, 3 and 5 – the affirmative vote of a majority of the shares present at the Annual Meeting, either in person or represented by proxy and entitled to vote, is required.

12.	Who will bear the cost of this proxy solicitation?

Cadence will bear the entire cost of soliciting proxies, including the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders by Cadence in connection with the matters to be voted on at the Annual Meeting.

Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of Cadence common stock beneficially owned by others for forwarding to the beneficial owners. Cadence will reimburse persons representing beneficial owners of Cadence common stock for their costs of forwarding solicitation materials to the beneficial owners.

The solicitation of proxies through this proxy statement may be supplemented by telephone, facsimile and use of the internet or personal solicitation by directors, officers or other employees of Cadence and by Georgeson LLC. Cadence has retained Georgeson to solicit proxies and to separately prepare a stockholder vote analysis of certain proposals for an aggregate fee of approximately $15,500, plus reasonable expenses. No additional compensation will be paid to directors, officers or other employees of Cadence or any of its subsidiaries for their services in soliciting proxies.

13.	What are broker non-votes and how are the broker non-votes counted?

Broker non-votes include shares for which a bank, broker or other nominee (i.e., record holder) has not received voting instructions from the beneficial owner and for which the record holder does not have discretionary power to vote on a particular matter. Broker non-votes are counted as present for purposes of determining the presence of a quorum, but broker non-votes will have no effect on the proposals presented to stockholders.

14.	When does a broker have discretion to vote my shares?

Under the rules that govern brokers who are record holders of shares that are held in brokerage accounts for the beneficial owners of the shares, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on routine matters but have no discretion to vote such uninstructed shares on non-routine matters.

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Proposal 1 – regarding the election of directors, Proposal 2 – regarding the approval of the amendment and restatement of the Omnibus Equity Incentive Plan, Proposal 3 – regarding an advisory resolution to approve named executive officer compensation and Proposal 4 – regarding an advisory vote to approve the frequency of the advisory vote on named executive officer compensation are all considered non-routine matters. Therefore, unless you provide voting instructions to any broker holding shares on your behalf, your broker may not use discretionary authority to vote your shares on Proposals 1, 2, 3 or 4.

Proposal 5 – regarding the ratification of the selection of Cadence’s independent registered public accounting firm is considered a routine matter and brokers are therefore permitted to vote shares held by them without instruction from beneficial owners.

15.	How are abstentions counted?

Abstentions are counted as present for purposes of determining the presence of a quorum, but how abstentions affect the outcome of a vote differs based on the proposal.

Proposal 1 – regarding the election of directors, abstentions count neither as a vote “for” nor a vote “against” a director.

Proposal 4 – regarding an advisory vote to approve the frequency of the advisory vote on named executive officer compensation, abstentions have no effect on this proposal.

Proposal 2, 3 and 5 – abstentions will have the same effect as a vote against that proposal.

16.	Can I change a vote I have previously cast?

If you are a stockholder of record, you may change or withdraw your proxy at any time before it is actually voted, irrespective of whether your proxy was submitted via the internet, telephone or mail. Your proxy may be revoked by providing a written notice of revocation or a duly executed proxy bearing a later date to Cadence’s Corporate Secretary at Cadence’s corporate offices located at 2655 Seely Avenue, Building 5, San Jose, California 95134, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, be sufficient to revoke a proxy.

If you are a beneficial owner who holds your stock through a bank, broker or other nominee, you must contact the bank, broker or other nominee that holds your shares for specific instructions on how to change or revoke your vote.

17.	How does the Board recommend that I vote?

The Board of Directors of Cadence (the “Board”) recommends that you vote:

• Proposal 1:	FOR the election of each of the eight director nominees named in this proxy statement;

• Proposal 2:	FOR the approval of the amendment and restatement of the Omnibus Equity Incentive Plan;

• Proposal 3:	FOR the advisory resolution to approve named executive officer compensation;

• Proposal 4:	1 YEAR with respect to the frequency of the advisory vote on named executive officer compensation; and

• Proposal 5:	FOR the ratification of the selection of Cadence’s independent registered public accounting firm.

QUESTIONS AND ANSWERS RELATING TO THE ANNUAL MEETING

18.	What constitutes a quorum for the Annual Meeting?

The presence, in person or by proxy, of a majority of the shares of Cadence common stock outstanding and entitled to vote on the Record Date is required for a quorum at the Annual Meeting.

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19.	Who may attend the Annual Meeting in person?

Stockholders at the close of business on the Record Date as described above, as well as holders of a valid proxy for the Annual Meeting, are entitled to attend the Annual Meeting. Such individuals should be prepared to present photo identification, such as a valid driver’s license or passport, and proof of Cadence stock ownership at the close of business on the Record Date. Stockholders who were not stockholders of record at the close of business on the Record Date but hold shares through a bank, broker or other nominee on the Record Date should be prepared to present proof of beneficial ownership at the close of business on the Record Date, such as an account statement or similar evidence of ownership. Stockholders will be admitted to the Annual Meeting if they comply with these procedures.

20.	Who is the inspector of elections for the Annual Meeting?

Computershare has been appointed as the inspector of elections for the Annual Meeting. All votes will be tabulated by a representative of Computershare. This representative will also separately tabulate affirmative and negative votes, abstentions and broker non-votes.

QUESTIONS AND ANSWERS RELATING TO STOCKHOLDER PROPOSALS

21.	Can stockholders submit proposals for inclusion in Cadence’s next proxy statement?

Stockholder proposals must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and must be submitted in writing to Cadence’s Corporate Secretary at Cadence’s corporate offices located at 2655 Seely Avenue, Building 5, San Jose, California 95134 and received no later than November 23, 2017 to be included in the proxy statement and form of proxy relating to the 2018 annual meeting of Cadence stockholders pursuant to Rule 14a-8 under the Exchange Act.

22.	What is the deadline for stockholders to submit proposals for consideration at the next annual meeting?

Any director nominations or other business proposals which the stockholder does not seek to include in Cadence’s 2018 proxy statement and form of proxy pursuant to Rule 14a-8 under the Exchange Act must be submitted in writing to Cadence’s Corporate Secretary at Cadence’s corporate offices located at 2655 Seely Avenue, Building 5, San Jose, California 95134 no later than February 3, 2018, nor earlier than January 4, 2018, and must otherwise satisfy the requirements set forth in Cadence’s Bylaws.

However, if the date of the 2018 annual meeting of Cadence stockholders changes by more than 30 days from the anniversary date of the Annual Meeting, stockholder proposals or nominations must be submitted in writing to Cadence’s Corporate Secretary no later than ten days following the first public announcement of the date of the meeting. If the stockholder does not also comply with the requirements of Rule 14a-4 under the Exchange Act, Cadence may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such stockholder proposal or nomination submitted by a stockholder.

23.	What information must be included in a stockholder’s submission of proposals or director nominees for the next annual meeting?

A stockholder’s submission must include:

(A) as to each person whom the stockholder proposes to nominate for election as a director, all information relating to the candidate that is required to be disclosed in proxy solicitations for a contested election of directors, or is otherwise required pursuant to Regulation 14A under the Exchange Act, accompanied by the candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected in addition to such other information as Cadence may reasonably require to determine the eligibility of such candidate to serve as a director;

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(B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and

(C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

(i)	the name and address of such stockholder, as it appears on Cadence’s books, and of such beneficial owner,

(ii)	the class and number of shares of Cadence common stock owned directly and indirectly and of record by such stockholder and beneficial owner,

(iii)	a representation that the stockholder intends to appear in person or by proxy at the meeting to propose the nomination or other business,

(iv)	the class and number of shares of Cadence common stock beneficially owned (within the meaning of Section 13(d) of the Exchange Act) by such stockholder and beneficial owner as of the date of the notice, and a representation that such stockholder will notify Cadence in writing within five business days after the record date for such meeting of the class and number of Cadence shares beneficially owned by such stockholder or beneficial owner as of the record date for the meeting,

(v)	a description of any agreement, arrangement or understanding with respect to the nomination of a director or other business between or among such stockholder or beneficial owner and any other person,

(vi)	a description of any agreement, arrangement or understanding that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder or beneficial owner with the effect or intent to mitigate loss to, manage risk or benefit from changes in Cadence’s share price, or increase or decrease the voting power of the stockholder or beneficial owner, and

(vii)	a representation as to whether the stockholder or beneficial owner, if any, intends or is part of a group that intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of Cadence’s outstanding shares required to elect the director nominee or approve the other business and/or otherwise to solicit proxies from stockholders in support of the nomination or other business.

If a stockholder intending to make a nomination of a director or to propose other business (other than matters properly brought under Rule 14a-8 under the Exchange Act) at an annual meeting pursuant to the terms set forth in Cadence’s Bylaws does not provide the information described in clause (C) above within five business days following the record date for the annual meeting, or the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting to present the nomination of a director or other business, such nomination of a director or other business will not be presented for stockholder action at the annual meeting and will be disregarded, even if the proxies in respect of such nomination or other business may have been received by Cadence.

Only candidates nominated in accordance with the procedures set forth above are eligible to serve as directors. Except as otherwise provided by law, the Chair of a meeting determines whether a nomination or any business proposed to be brought before the annual meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in Cadence’s Bylaws and, if any proposed nomination or business is not in compliance with Cadence’s Bylaws, whether to declare that such defective proposal or nomination will not be presented for stockholder action at the meeting.

Cadence stockholders are advised to review Cadence’s Bylaws, which contain these and other requirements with respect to stockholder proposals and director nominations.

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CORPORATE GOVERNANCE

LETTER FROM THE CHAIRMAN OF THE BOARD

Dear fellow Cadence stockholders:

Cadence’s governance policies are an integral part of the corporate culture at Cadence and help us to create sustainable value for our stockholders. The Board’s commitment to efficient company management, protection of stockholders’ interests and transparent corporate communications is vital to gaining and retaining the trust of our investors, employees and customers and the members of the communities in which we work and do business.

Through the diversity of our directors’ experience and expertise, our Board has a multi-faceted understanding of Cadence’s business and management team. Throughout the year, the Board is actively engaged with Cadence’s management team to determine how to better serve our fellow Cadence stockholders.

The Board takes its oversight role seriously and is committed to maintaining a strong Board that can provide significant value to the Cadence stockholders and management team. The Board regularly evaluates the current directors’ skills and expertise, and for prospective director candidates, the Board seeks individuals with relevant expertise, integrity, experience, skills, judgment and diversity of background that are complementary to Cadence’s industry and business.

We welcome and value feedback from our stockholders. We regularly solicit the views of our stockholders, and we consider their recommendations in reviewing our strategy, practices and policies.

As your Chairman of the Board, it is a privilege for me and my fellow directors to serve our fellow Cadence stockholders.

Whether or not you plan to attend the meeting in person, please read this proxy statement and vote your shares. We hope that after you have reviewed this proxy statement, you will vote at the meeting in accordance with the Board’s recommendations. Your vote is important to us and to Cadence’s business. I would like to thank you and all of our stockholders for your continued interest and support of Cadence.

Sincerely,

John B. Shoven, Ph.D.

Chairman of the Board

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SUMMARY OF CORPORATE GOVERNANCE IN 2016

Board:

✓      Independent director serving as Chairman of the Board

✓     Majority independent directors – eight of the nine directors elected were independent

✓     Board’s Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee comprised entirely of independent directors

✓     Annual election of directors by majority votes cast in an uncontested election

✓     No classified Board structure

✓     Regular executive sessions of the Board with independent directors

✓     Annual Board and committee evaluations – overseen by Corporate Governance and Nominating Committee

✓     Annual CEO succession review

✓     Robust Code of Business Conduct

✓     Robust insider trading and related party transactions policies

✓     Committee authority to retain independent advisors

✓     Stock Ownership Guidelines – each non-employee director required to hold shares of Cadence common stock with a value equal to at least $320,000 within five years of initial appointment or election to the Board

✓     Direct Board engagement with stockholders and commitment by the Board and management to continued engagement with stockholders

✓     Board continuing education – new director orientation and continuing education on critical topics and issues

Stockholder Rights:	Compensation:
✓ No “poison pill” (stockholders’ rights plan) ✓ Action by written consent

✓     Annual Say-on-Pay stockholder vote

✓      Clawback Policy

✓      Prohibition of hedging Cadence securities

✓     Stock Ownership Guidelines – each executive officer required to hold shares of Cadence common stock with a value equal to at least (i) 3X annual base salary for the CEO and (ii) 1X annual base salary for all other executive officers, in each case within five years of appointment

CORPORATE GOVERNANCE PRACTICES

Cadence is governed by the Board and the committees of the Board that meet throughout the year. Cadence and its Board are committed to sound corporate governance, which helps Cadence compete more effectively, sustain its success and build long-term stockholder value. The Board and management regularly review and evaluate Cadence’s corporate governance practices. Cadence’s corporate governance documents, including the charters of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee, the Code of Business Conduct, the Related Party Transactions Policies and Procedures and the Board’s Corporate Governance Guidelines are available on the corporate governance page of Cadence’s website at www.cadence.com. Paper copies of these documents are also available to stockholders upon written request directed to Cadence’s Corporate Secretary at Cadence’s corporate offices located at 2655 Seely Avenue, Building 5, San Jose, California 95134.

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Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines, which cover various topics relating to the Board and its activities, including the selection and composition of the Board, Board leadership, compensation of directors, responsibilities of directors, Board access to senior management and outside advisors, meeting procedures, Board and committee responsibilities and other matters. The Corporate Governance and Nominating Committee annually reviews the Corporate Governance Guidelines, which may be amended by the Board at any time, and were most recently amended in August 2016.

Code of Business Conduct

Cadence has adopted a Code of Business Conduct to provide standards for ethical conduct in dealing with customers, suppliers, agents, government officials and others. The Code of Business Conduct applies to all Cadence directors, officers and employees (and those of its subsidiaries), including Cadence’s President and Chief Executive Officer and Cadence’s Senior Vice President and Chief Financial Officer. The Code of Business Conduct also applies to certain independent contractors and consultants who work at Cadence’s facilities or at Cadence’s direction. Compliance with the Code of Business Conduct is a condition to continued service or employment with Cadence. The Code of Business Conduct covers topics including integrity, confidentiality of assets and information, conflicts of interest, compliance with federal and state securities laws, employment practices, payment practices and compliance with competition, anti-corruption and other laws and regulations.

Any waiver of a provision of the Code of Business Conduct with respect to a director or an executive officer may only be made by the Board. Any waivers for other employees may be granted only by the CEO or the General Counsel or their respective designees. To the extent required under applicable SEC rules, Cadence will disclose material amendments to the Code of Business Conduct and any waiver of its provisions with respect to any director or executive officer by filing a Current Report on Form 8-K with the SEC or posting such information on its website at www.cadence.com.

Stock Ownership Guidelines

The Board has adopted Stock Ownership Guidelines for Cadence’s directors and executive officers to further align the interests of the directors and executive officers with the interests of stockholders and to reinforce Cadence’s commitment to sound corporate governance. Each non-employee member of the Board is required to hold shares of Cadence common stock with a value equal to at least $320,000 within five years of the date of his or her initial appointment or election to the Board. Cadence’s CEO is required to hold shares of Cadence common stock with a value equal to three times his or her annual base salary within five years of the date of his or her appointment, and Cadence’s other executive officers are required to hold shares of Cadence common stock with a value equal to his or her annual base salary within five years of the date of his or her appointment.

As of the Record Date, all directors and executive officers met the stock ownership guidelines applicable to them.

Trading/Hedging Restrictions

Cadence’s Securities Trading Policy restricts certain transactions in Cadence securities and prohibits members of the Board, executive officers and other employees from hedging their ownership of Cadence securities, including trading in publicly-traded options, puts, calls or other derivative instruments related to Cadence securities.

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BOARD OF DIRECTORS

BOARD MEMBERSHIP

The Board currently consists of nine members: Mark W. Adams, Susan L. Bostrom, James D. Plummer, Alberto Sangiovanni-Vincentelli, George M. Scalise, John B. Shoven, Roger S. Siboni, Young K. Sohn and Lip-Bu Tan.

Mr. Scalise has decided to retire from the Board and not stand for re-election, but intends to serve on the Board until the Annual Meeting. The Board has reduced the size of the Board to eight members, effective upon Mr. Scalise’s retirement.

DIRECTOR INDEPENDENCE

The Board determines director independence in accordance with the Corporate Governance Guidelines, which require that at least a majority of the Board be “independent directors” within the meaning of the listing standards of the NASDAQ Stock Market. To be “independent” under the NASDAQ listing standards, a director must not have a relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a Cadence director. In determining each director’s independence, the Board considers all relevant facts and circumstances in conjunction with the guidelines provided for under the NASDAQ listing standards.

CURRENT INDEPENDENT DIRECTORS

Among the current members of the Board, the Board has determined that Ms. Bostrom, Drs. Plummer, Sangiovanni-Vincentelli and Shoven, and Messrs. Adams, Scalise, Siboni and Sohn are independent directors within the meaning of the NASDAQ listing standards. Mr. Tan, as the CEO of Cadence, is not deemed independent.

BOARD LEADERSHIP

Mr. Tan serves as CEO, and Dr. Shoven, an independent director, serves as Chairman of the Board. The Board believes that at this time, Cadence and its stockholders are best served by this leadership structure because it is valuable to have a strong independent leader, separate from the CEO, assisting the Board in fulfilling its role of overseeing management and Cadence’s risk management practices. While the Corporate Governance Guidelines permit the roles of the Chairman and the CEO to be filled by the same or different individuals, a lead independent director would be required if the roles were to be combined. This provides the Board with flexibility to determine whether the two roles should be combined in the future based on the Board’s assessment of Cadence’s needs and leadership from time to time.

PROCESS FOR SELECTING DIRECTOR NOMINEES AND CANDIDATES

The Corporate Governance and Nominating Committee evaluates and recommends director candidates for nomination by the full Board. The Corporate Governance and Nominating Committee regularly discusses and annually reviews as a committee and with the Board the appropriate skills and characteristics (such as integrity, experience, judgment, diversity of background, independence, financial literacy, ability to commit sufficient time and attention to Board activities, international experience and understanding of electronic design automation, semiconductor and electronic systems technologies) required of directors in the context of the current composition of the Board and the perceived needs of Cadence’s business, short-term and long-term strategy and management.

STOCKHOLDER NOMINATIONS AND RECOMMENDATIONS OF DIRECTOR CANDIDATES

Stockholders who wish to recommend a prospective nominee for the Board should notify Cadence’s Corporate Secretary or the Corporate Governance and Nominating Committee in writing with the supporting materials

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required by Cadence’s Bylaws as described under “Information About the Annual Meeting” above and any other material the stockholder considers necessary or appropriate. Only candidates nominated in accordance with these procedures are eligible to serve as directors.

DIRECTOR ATTENDANCE

During the fiscal year ended December 31, 2016, the Board held six meetings, in addition to taking actions by unanimous written consent in lieu of a meeting. Each director attended more than 75% of the meetings of the Board and the committees on which he or she served that were held during the period for which he or she was a director or committee member during fiscal 2016. The Corporate Governance Guidelines encourage directors to attend the annual meeting of stockholders, and all of Cadence’s then-current directors attended the 2016 annual meeting of Cadence stockholders.

INDEPENDENT DIRECTOR MEETINGS

Pursuant to the Corporate Governance Guidelines, Cadence’s independent directors meet separately at least twice each year and Dr. Shoven, as the Chairman of the Board and an independent director, presides over meetings of the independent directors.

BOARD EVALUATIONS

The Board is committed to reviewing its performance through an annual self-evaluation process. Through the evaluations, the Board assesses its processes, meetings, planning and overall effectiveness. The directors provide feedback on the Board and the committees to an independent third party. The independent third party reviews the results and feedback provided by the directors and follows up with the directors regarding their evaluations. At the Board meeting in the first quarter of the year, the independent third party, with the Chairman of the Board and the Chair of the Corporate Governance and Nominating Committee, presents the findings to the Board. Any findings that require additional consideration are addressed at subsequent Board and committee meetings.

CEO AND MANAGEMENT SUCCESSION PLANNING

The Board is actively engaged and involved in the succession planning of Cadence’s management. The Compensation Committee regularly discusses and annually reports to the Board with respect to CEO succession planning, including policies for CEO selection and succession in the event of incapacitation, emergency situations, operational needs, retirement or removal of the CEO and evaluations of and development plans for any potential successors to the CEO. In addition, the Compensation Committee, in consultation with the CEO, regularly discusses and annually reviews senior leadership succession planning and reports to the Board with respect to Cadence’s management development program and succession planning.

BOARD RISK OVERSIGHT

The Board exercises its risk oversight function through the Board as a whole and through certain of its committees. The Board and the relevant committees seek to understand and oversee the most critical risks facing Cadence. The Board does not view risk in isolation, but considers risk as part of its regular consideration of business decisions and business strategy. The Board as a whole has the ultimate responsibility for the oversight of risk management but has delegated the oversight of certain risks to the Audit Committee and the Compensation Committee.

•	The Audit Committee is responsible for overseeing risk management as it relates to Cadence’s financial condition, financial statements, financial reporting process and accounting matters.

•	The Compensation Committee is responsible for overseeing Cadence’s overall compensation practices, policies and programs and assessing the risks associated with such practices, policies and programs.

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The Board and the relevant committees review with Cadence’s management the risk management practices for which they have oversight responsibility. Since overseeing risk is an ongoing process and inherent in Cadence’s strategic decisions, the Board and the relevant committees also discuss risk throughout the year in relation to specific proposed actions.

STOCKHOLDER ENGAGEMENT

The Board is committed to active engagement with Cadence stockholders. In addition to Cadence management’s regular engagement with Cadence stockholders throughout 2016, the Chairman of the Board, the General Counsel and the Treasurer, on behalf of the Board, met with a number of Cadence stockholders to obtain feedback on key topics, including corporate governance and executive compensation. The Board and Cadence management intend to continue to engage with Cadence stockholders in 2017.

COMMUNICATION WITH DIRECTORS

Stockholders interested in communicating directly with the Board may do so by sending a letter to the Board, or to any individual director, group of directors or committee of the Board, by using the following address:

Cadence Design Systems, Inc.

Board of Directors

c/o the Office of the Corporate Secretary

2655 Seely Avenue, Building 5

San Jose, California 95134

Inquiries and other communications may be submitted anonymously and confidentially. The Corporate Secretary will review the correspondence and will transmit such communications as soon as practicable to the identified director addressee(s), unless there are legal or other considerations that mitigate against further transmission of the communication, as determined by the Corporate Secretary. In that regard, certain items that are unrelated to the duties and responsibilities of the Board will not be forwarded by the Corporate Secretary, such as business solicitations or advertisements, junk mail and mass mailings, new product suggestions, product complaints, product inquiries, resumes and other forms of job inquiries, spam and surveys. In addition, material that the Corporate Secretary determines is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that the Board or individual directors so addressed will be advised of any communication withheld for legal or other considerations as soon as practicable.

COMMITTEES OF THE BOARD

The Board currently has the following committees: Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee, Finance Committee and Strategy Committee.

Each of these committees has a written charter approved by the Board. The charters of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee are available on the corporate governance page of Cadence’s website at www.cadence.com.

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The current members and chairs of the committees are identified in the following table:

Director	Audit	Compensation	Corporate Governance and Nominating	Finance	Strategy
Mark W. Adams		✓	✓		✓
Susan L. Bostrom		✓	✓		Chair
James D. Plummer	✓	✓	Chair
Alberto Sangiovanni-Vincentelli			✓		✓
George M. Scalise		✓
John B. Shoven	✓	Chair	✓	✓
Roger S. Siboni	Chair		✓	✓
Young K. Sohn				Chair	✓
Lip-Bu Tan					✓

Audit Committee

The Board has determined that all three members of the Audit Committee are “independent” as defined by the NASDAQ listing standards applicable to audit committee members and Rule 10A-3 of the Exchange Act. The Board has also determined that Dr. Shoven and Mr. Siboni are “audit committee financial experts” as defined in rules promulgated by the SEC.

The Audit Committee charter was last amended in February 2017 and complies with the NASDAQ listing standards. The duties and responsibilities of the Audit Committee include:

•	Appointing, retaining, compensating, evaluating, overseeing and terminating Cadence’s independent registered public accounting firm;

•	Pre-approving all audit and permissible non-audit services to be provided by the independent registered public accounting firm and establishing policies and procedures for such pre-approval;

•	Reviewing and discussing with the independent registered public accounting firm all relationships or services between Cadence and the independent registered public accounting firm that may impact the objectivity and independence of the independent registered public accounting firm;

•	Reviewing audit procedures, the results of the annual audit and any audit problems, difficulties or disagreements;

•	Reviewing Cadence’s annual and quarterly financial statements, annual reports on Form 10-K and quarterly reports on Form 10-Q, and recommending to the Board whether the financial statements should be included in Cadence’s annual report on Form 10-K;

•	Reviewing and discussing the adequacy and effectiveness of Cadence’s internal controls, disclosure controls and procedures and practices with respect to risk assessment and risk management as it relates to financial reporting; and

•	Establishing and overseeing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls, auditing or violations of federal securities law matters.

The Audit Committee held five meetings during fiscal 2016. See “Report of the Audit Committee” below for more information.

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Compensation Committee

The Compensation Committee is currently comprised of five non-employee, independent directors of Cadence, each of whom the Board has determined to be “independent” as defined by the listing standards of NASDAQ applicable to compensation committee members and satisfies the applicable independence standards under the Exchange Act for compensation committee service. In addition, all Compensation Committee members are “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. All Compensation Committee members are also “outside directors” within the meaning of Rule 16b-3 of the Exchange Act. Although the Compensation Committee may delegate its authority over certain matters to management when it deems it to be appropriate and in the best interests of Cadence, the Compensation Committee did not delegate any authority with respect to the consideration and determination of executive officer compensation in fiscal 2016 and does not currently expect to delegate any such authority in the future. At or near the beginning of each fiscal year, the Compensation Committee typically establishes base salary levels and target bonuses for the CEO and other executive officers of Cadence. In addition, the Compensation Committee administers and, if deemed necessary, may amend the Senior Executive Bonus Plan, Cadence’s equity-based compensation plans and stock purchase plans, and Cadence’s deferred compensation plans. The Compensation Committee also reviews and recommends to the Board the compensation of Cadence’s directors, and the Compensation Committee did not delegate any authority with respect to the consideration and determination of director compensation in fiscal 2016.

The Compensation Committee charter was last amended in February 2017. The duties and responsibilities of the Compensation Committee include:

•	Identifying, reviewing and approving corporate goals and objectives relevant to the compensation of the CEO and any director who is also a Cadence employee, and evaluating the performance of the CEO and any employee director in light of those goals and objectives;

•	Overseeing the evaluation of Cadence’s management;

•	Reviewing at least annually Cadence’s senior leadership succession planning in consultation with the CEO;

•	Reviewing compensation programs and determining the compensation of Cadence’s executive officers;

•	Overseeing Cadence’s overall compensation practices, policies and programs, assessing whether Cadence’s compensation structure establishes appropriate incentives for management and employees, assessing the risks associated with such practices, policies and programs, and assessing the results of Cadence’s most recent advisory vote on executive compensation;

•	Reviewing annually an assessment of any potential conflicts of interest raised by the work of compensation consultants, whether retained by the Compensation Committee or management, who are involved in determining or recommending executive or Board compensation; and

•	Assessing the independence of any consultants or other outside advisors that the Compensation Committee selects or receives advice from, and being directly responsible for the appointment, compensation and oversight of the work of any consultants and advisors retained by the Compensation Committee.

In fiscal 2016, the Compensation Committee retained the services of a compensation consultant, Semler Brossy Consulting Group, LLC, for advice regarding the compensation of Cadence’s executive officers. The Compensation Committee believes that having an outside evaluation of executive officer salary, bonus and equity compensation is a valuable tool for the Compensation Committee and Cadence stockholders. The Compensation Committee retained Semler Brossy for a number of purposes, including constructing and reviewing peer groups for compensation comparison purposes, performing a competitive assessment of Cadence’s compensation programs, practices and levels for its executive officers and certain other employees and providing information on typical industry practices concerning employment, equity practices, severance and change in control agreements. Semler Brossy has not been engaged to perform any other work for Cadence. Pursuant to the factors set forth in Item 407 of Regulation S-K of the Exchange Act and the NASDAQ listing standards, the Compensation Committee has

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reviewed the independence of Semler Brossy and conducted a conflicts of interest assessment, and has concluded that Semler Brossy is independent and Semler Brossy’s work for the Compensation Committee has not raised any conflicts of interest.

In determining the compensation of Cadence’s executive officers, including Cadence’s named executive officers (as defined below in “Compensation Discussion and Analysis”), the Compensation Committee considers the competitive assessments provided by and through consultation with Semler Brossy. In addition, Cadence’s CEO typically makes assessments and recommendations to the Compensation Committee on whether there should be adjustments to the annual base salary, annual cash incentive compensation and long-term equity incentive compensation of executive officers other than himself based upon an assessment of certain factors described in “Compensation Discussion and Analysis” below. The Compensation Committee reviews such assessments and recommendations and determines whether or not to approve or modify the CEO’s recommendations. The Compensation Committee’s decisions are made, however, by the Compensation Committee in its sole discretion. See “Compensation Discussion and Analysis” below for more information.

The Compensation Committee, in consultation with Semler Brossy, reviews Cadence’s compensation practices, policies and programs for all employees, including the named executive officers, to assess the risks associated with such practices, policies and programs. The risk-mitigating factors considered by the Compensation Committee include the following:

•	The use of different types of compensation that provide a balance of short-term and long-term incentives with fixed and variable components;

•	Cadence’s Securities Trading Policy, which restricts certain transactions in Cadence’s securities, prohibits hedging by members of the Board and employees and requires the named executive officers to obtain permission from the General Counsel before trading any shares of Cadence common stock during periods when the trading window is open, except those transactions expressly permitted in such policy;

•	Cadence’s Clawback Policy, which, in the event of a restatement of Cadence’s reported financial results, allows Cadence to seek to recover or cancel performance-based bonuses and equity awards made to executive officers to the extent that performance goals would not have been met under such restated financial results;

•	Caps on bonus awards to limit windfalls; and

•	The consideration of ethical behavior, which is integral in assessing the performance of all executive officers, including the named executive officers.

The Compensation Committee held four meetings during fiscal 2016.

Corporate Governance and Nominating Committee

The Board has determined that all six Corporate Governance and Nominating Committee members are “independent” as defined by the NASDAQ listing standards.

The Corporate Governance and Nominating Committee charter was last amended in February 2016. The duties and responsibilities of the Corporate Governance and Nominating Committee include:

•	Determining the Board’s criteria for selecting new directors and recommending to the Board director nominees for election at the next annual or special meeting of stockholders at which directors are to be elected or to fill any vacancies or newly created directorships that may occur between such meetings;

•	Considering potential director candidates recommended by Cadence’s management and stockholders in the same manner as nominees identified by the Corporate Governance and Nominating Committee; provided that, with respect to those candidates recommended by stockholders, such recommendation is made in accordance with Cadence’s Bylaws;

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•	Overseeing the annual evaluation of the Board and its committees, and considering the results of the annual evaluation;

•	Retaining, terminating and approving the fees and retention terms with respect to any search firm employed to identify director candidates;

•	Evaluating, at least annually, each director’s performance and effectiveness and determining whether the Board desires his or her continued service;

•	Overseeing the administration of the Code of Business Conduct and administering the Code of Business Conduct with respect to Cadence’s directors and executive officers;

•	Reviewing and approving any related person transactions as defined under applicable SEC rules and establishing policies and procedures for the review, approval and ratification of such transactions; and

•	Reviewing whether it is appropriate for a director to continue to serve as a member of the Board if his or her business responsibilities or personal circumstances change and make a recommendation to the Board as to any action to be taken with respect to such change.

The Corporate Governance and Nominating Committee regularly discusses and annually reviews the appropriate size of the Board, whether any vacancies on the Board are expected due to retirement or otherwise, and the need for particular expertise on the Board. If vacancies on the Board are anticipated or otherwise arise, the committee considers potential director candidates, which may come to the committee’s attention through a variety of channels, including current directors, officers, professional search firms, stockholders or other persons. The Corporate Governance and Nominating Committee makes a recommendation to the full Board as to the persons who should be nominated or elected by the Board, and the Board determines whether to reject, elect or nominate the candidate, as the case may be, after considering the recommendation of the committee.

The Corporate Governance and Nominating Committee held three meetings during fiscal 2016.

Finance Committee

The Finance Committee, on behalf of the Board, evaluates and approves financings, mergers, acquisitions, divestitures and other financial commitments of Cadence to unaffiliated third parties that involve amounts up to $60 million.

The Finance Committee held three meetings during fiscal 2016.

Strategy Committee

The Strategy Committee, on behalf of the Board, assists and advises in the strategic planning process and in the development of long-term strategic plans for Cadence.

The Strategy Committee held three meetings during fiscal 2016.

COMPONENTS OF DIRECTOR COMPENSATION

The Compensation Committee, with input from its independent compensation consultant, annually reviews the compensation program for non-employee directors. Directors who are Cadence employees, such as Mr. Tan, do not receive additional compensation for their service on the Board. A “non-employee director” is a Cadence director who is not an employee of Cadence.

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The following table sets forth the components of the non-employee directors’ compensation for fiscal 2016:

Compensation Component	Director Compensation
Annual Retainer(1)	$80,000
Chair Fees

$80,000 for Chairman of the Board(2)

$40,000 for Chair of the Audit Committee

$30,000 for Chair of the Compensation Committee and Chair of the Finance Committee

$20,000 for Chair of the Corporate Governance and Nominating Committee and Chair of the Strategy Committee

Meeting Attendance Fees(3)	$2,000 per meeting attended in person $1,000 per meeting attended via telephone
Incentive Stock Award(4)

Incentive stock award with a grant date fair value of $170,000 for each non-employee director ($220,000 for the non-employee director serving as Chairman of the Board) that fully vests on the first anniversary of the date of grant

New Director Equity Award (one-time grant)

Each non-employee director who joins the Board may be granted incentive stock awards, stock options and restricted stock units (“RSUs”) under the Directors Plan, the amounts of which are determined at the sole discretion of the Board or its designated committee

Stock Ownership Guidelines(5)	Each non-employee director is required to hold shares of Cadence common stock with a value equal to at least $320,000 within five years of initial appointment or election to the Board

(1)	Directors may elect to defer cash compensation payable to them under Cadence’s deferred compensation plan. These deferred compensation payments are held in accounts with values indexed to the performance of selected mutual funds, self-directed accounts or money market accounts. Cadence does not match contributions made under Cadence’s deferred compensation plan.

(2)	A non-employee director serving as Chairman of the Board is also eligible to receive fees for service as the Chair of any of the Board committees.

(3)	No additional compensation is paid when the Board or a committee acts by unanimous written consent in lieu of a meeting. Non-employee directors are also eligible for reimbursement of expenses they incur in connection with attending Board meetings in accordance with Cadence’s expense reimbursement policy.

(4)	On February 8, 2016, each non-employee director (other than the Chairman of the Board) was granted an incentive stock award of 8,673 shares of Cadence common stock under Cadence’s 1995 Directors Stock Incentive Plan (the “Directors Plan”) (which award had a grant date fair value of $170,000) and Dr. Shoven, the non-employee director serving as Chairman of the Board, was granted an incentive stock award of 11,224 shares of Cadence common stock under the Directors Plan (which award had a grant date fair value of $220,000).

(5)	As of the Record Date, all directors met the stock ownership guidelines applicable to them. Separately, Cadence’s Securities Trading Policy restricts certain transactions in Cadence securities and prohibits directors from hedging their ownership of Cadence securities, including trading in publicly-traded options, puts, calls or other derivative instruments related to Cadence securities.

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In addition, a medical and prescription benefits coverage reimbursement plan is available to active non-employee directors who were directors on December 31, 2014 (the “Eligible Directors”), eligible retired directors who retired from the Board on or prior to December 31, 2014 (the “Eligible Retired Directors”) and their respective dependents (the “Medical Reimbursement Plan”). Directors who are first elected or appointed to the Board after December 31, 2014 are not eligible to participate in the Medical Reimbursement Plan. Eligible Directors and their dependents are eligible for coverage under the Medical Reimbursement Plan during their term of service on the Board. Eligible Retired Directors, Eligible Directors and their dependents are eligible for continuing coverage under the Medical Reimbursement Plan starting immediately after the director’s termination of service for a continuous term not to exceed such director’s term of service on the Board.

In accordance with the Medical Reimbursement Plan, a director’s eligibility for participation in the Medical Reimbursement Plan immediately ceases if the plan administrator determines that he or she has violated the Code of Business Conduct or is engaged as an employee, consultant, director, advisor of, or significant investor in, a competitor of Cadence. Under the Medical Reimbursement Plan, Cadence reimburses 100% of the premiums for participants and their dependents up to a maximum of $20,000 for expenses incurred per calendar year, which maximum amount may be adjusted for future changes in medical costs. Benefits under the Medical Reimbursement Plan are fully taxable to the participants and Cadence does not gross up reimbursement payments to cover any such taxes.

DIRECTOR COMPENSATION FOR FISCAL 2016

The following table sets forth the compensation earned by Cadence’s non-employee directors for their service on the Board in fiscal 2016:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Mark W. Adams	$107,000	$169,991	$ —	$ —	$276,991
Susan L. Bostrom	131,000	169,991	—	20,000	320,991
James D. Plummer	132,000	169,991	—	—	301,991
Alberto Sangiovanni-Vincentelli	99,000	169,991	—	6,634	275,625
George M. Scalise(5)	99,000	169,991	—	12,729	281,720
John B. Shoven	229,000	219,990	—	17,291	466,281
Roger S. Siboni	149,000	169,991	—	10,810	329,801
Young K. Sohn	131,000	169,991	—	—	300,991

(1)	In accordance with SEC rules, the amount shown reflects the grant date fair value of stock awards granted during fiscal 2016 calculated pursuant to Financial Accounting Standards Board Codification (ASC) 718, Compensation – Stock Compensation (“FASB ASC 718”). The assumptions used to calculate the valuation of the stock awards for fiscal 2016 are set forth in Note 9 to the Notes to Consolidated Financial Statements in Cadence’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. The amount shown is based on the price of Cadence common stock on the date the award was granted and does not reflect any fluctuations in the price of Cadence common stock subsequent to the grant date. The amount shown therefore does not reflect the financial benefit that the holder of the award will actually realize upon the vesting of the award.

(2)	As of December 31, 2016, the number of unvested shares of restricted stock held by each non-employee director was as follows: Mr. Adams – 8,673; Ms. Bostrom – 8,673; Dr. Plummer – 8,673; Dr. Sangiovanni-Vincentelli – 8,673; Mr. Scalise – 8,673; Dr. Shoven – 11,224; Mr. Siboni – 8,673; and Mr. Sohn – 8,673.

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(3)	No option awards were granted to the non-employee directors during fiscal 2016. As of December 31, 2016, the number of outstanding stock options held by each non-employee director was as follows: Mr. Adams – 0; Ms. Bostrom – 0; Dr. Plummer – 57,500; Dr. Sangiovanni-Vincentelli – 70,000; Mr. Scalise – 120,000; Dr. Shoven – 290,000; Mr. Siboni – 88,507; and Mr. Sohn – 20,000.

(4)	All Other Compensation for Ms. Bostrom, Drs. Sangiovanni-Vincentelli and Shoven and Messrs. Scalise and Siboni consists of reimbursements pursuant to the Medical Reimbursement Plan described above.

(5)	Mr. Scalise has decided to retire from the Board and not stand for re-election, but intends to serve on the Board until the Annual Meeting.

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MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1: ELECTION OF DIRECTORS

The Corporate Governance and Nominating Committee has recommended, and the Board has nominated, the eight nominees named below for election to the Board. Each director elected at the Annual Meeting will hold office until the 2018 annual meeting of Cadence stockholders and until his or her successor is elected and qualified, or until the director’s earlier resignation, removal or death.

Each nominee listed below is currently a Cadence director, and all of the nominees have previously been elected by Cadence stockholders. Mr. Scalise has decided to retire from the Board and not stand for re-election, but intends to serve on the Board until the Annual Meeting. As a result, the Board has reduced the size of the Board to eight members, effective upon Mr. Scalise’s retirement.

DIRECTOR QUALIFICATIONS AND DIVERSITY

The Board believes that the Board, as a whole, should possess a combination of skills, professional experience and diversity of backgrounds necessary to oversee Cadence’s business. In addition, the Board believes that there are certain attributes that every director should possess, as reflected in the Board’s membership criteria. Accordingly, the Board and the Corporate Governance and Nominating Committee consider the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and Cadence’s current and future needs.

The Corporate Governance and Nominating Committee is responsible for developing the Board membership criteria and recommending them to the Board for approval. The criteria, which are set forth in the Corporate Governance Guidelines, include a prospective nominee’s integrity, experience, judgment, diversity of background, independence, ability to commit sufficient time and attention to Board activities, skills such as an understanding of electronic design automation, semiconductor and electronics systems technologies, international background and other relevant characteristics. The Corporate Governance and Nominating Committee considers all of these criteria in the context of the perceived needs of the Board from time to time. In addition, the Corporate Governance and Nominating Committee regularly discusses and annually reviews as a committee and with the Board the appropriate skills and characteristics required of directors in the context of the current composition of the Board. In seeking diversity of background, the Corporate Governance and Nominating Committee seeks a variety of occupational and personal backgrounds on the Board in order to obtain a range of viewpoints and perspectives. This annual assessment enables the Board to update the skills and experience it seeks in the Board as a whole, and in individual directors, as Cadence’s needs evolve and change over time, and also enables the Board to assess the effectiveness of its policy to seek a diversity of background on the Board. In identifying director candidates from time to time, the Corporate Governance and Nominating Committee and the Board may establish specific skills and experience that it believes Cadence should seek in order to have an effective board of directors.

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DIRECTOR QUALIFICATIONS, SKILLS AND EXPERIENCE

The Corporate Governance and Nominating Committee has determined that it is important for an effective Board to have directors with a balance of the qualifications, skills and experience set forth in the table below.

Summary of Qualifications, Skills and Experience	Mark W. Adams	Susan L. Bostrom	James D. Plummer	Alberto Sangiovanni- Vincentelli	John B. Shoven	Roger S. Siboni	Young K. Sohn	Lip-Bu Tan
Compensation / Talent Management Experience in compensation, organizational management, leadership, talent development and identifying, recruiting and motivating top talent	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Governance Experience in providing oversight and support of the goals of the Board and management and experience in protection of stockholder interests	✓	✓	✓	✓	✓	✓	✓	✓
Cybersecurity Understanding cybersecurity risks in enterprise operations				✓		✓
Financial Expertise Experience in evaluating financial statements and capital structures and overseeing financial reporting and internal controls	✓		✓		✓	✓	✓	✓
Government / Regulatory / Public Policy Experience in or working with governmental and regulatory organizations		✓			✓	✓
International Experience with global businesses, operations, strategy and customer bases	✓	✓		✓		✓	✓	✓
Marketing Experience in marketing and branding of products and services and identifying and developing new markets for products and services	✓	✓				✓	✓	✓

Operations

Current or former executives with significant operating experience, who are able to provide insight into developing, implementing and assessing an enterprise’s operating plan, business and strategy

	✓	✓				✓	✓	✓
Risk Management Experience in overseeing risk management and understanding risks faced by enterprise operations	✓		✓		✓	✓	✓	✓
Strategic Planning Experience in providing insight into developing, implementing and assessing businesses and strategy	✓	✓				✓	✓	✓

Technology / Semiconductor / Electronic Design Automation

In-depth understanding of electronic design automation, semiconductor and electronics systems technologies; ability to review overall business and strategy, including product development and the acquisition of businesses that offer complementary products, technologies or services

	✓		✓	✓			✓	✓

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DIRECTOR NOMINEES

The Corporate Governance and Nominating Committee believes that all eight director nominees listed below are highly qualified and have the qualifications, skills and experience required for service on the Board. The biographies set forth below contain information regarding their qualifications, skills and experience, including term of service as a Cadence director and age as of the Annual Meeting.

Mark W. Adams
Occupation: Chief Executive Officer, Lumileds Holding B.V. Age: 52 Director Since: 2015	Cadence Committees: • Compensation • Corporate Governance and Nominating • Strategy

Mr. Adams has served as Chief Executive Officer of Lumileds Holding B.V., a light engine technology company, since February 2017. Mr. Adams served as President of Micron Technology, Inc., a semiconductor solutions company, from February 2012 to February 2016. From 2006 to February 2012, Mr. Adams served in a number of positions at Micron Technology, Inc., including interim Chief Financial Officer, Vice President of Worldwide Sales and Vice President of Digital Media. Prior to joining Micron Technology, Inc., Mr. Adams served as Chief Operating Officer of Lexar Media, Inc. in 2006 and as Vice President of Sales and Marketing of Creative Labs, Inc. from 2002 to 2006.

Mr. Adams also serves as a director of Seagate Technology plc.

Skills & Qualifications:

•    Compensation / Talent Management

•    Corporate Governance

•    Financial Expertise

•    International

•    Marketing

•    Operations

•    Risk Management

•    Strategic Planning

•     Technology / Semiconductor / Electronic Design Automation

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Susan L. Bostrom
Occupation: Former Executive Vice President, Chief Marketing Officer, Worldwide Government Affairs, Cisco Systems, Inc. Age: 56 Director Since: 2011	Cadence Committees: • Compensation • Corporate Governance and Nominating • Strategy (Chair)

Ms. Bostrom served as Executive Vice President, Chief Marketing Officer, Worldwide Government Affairs, of Cisco Systems, Inc., a networking equipment provider, from 2007 to 2011. From 1997 to 2007, Ms. Bostrom served in a number of positions at Cisco Systems, Inc., including Senior Vice President, Chief Marketing Officer, Worldwide Government Affairs, Vice President of the Internet Business Solutions Group and Vice President of Applications and Services Marketing.

Ms. Bostrom also serves as a director of Rocket Fuel Inc., ServiceNow, Inc., Varian Medical Systems, Inc., and Lucile Packard Children’s Hospital Stanford and is a member of the Advisory Board of the Stanford Institute for Economic Policy Research. Ms. Bostrom served as a director of Georgetown University from 2010 to 2016 and Marketo, Inc. from 2012 to 2016 and on the Management Board of the Stanford Graduate School of Business from 2010 to 2015.

Skills & Qualifications: • Compensation / Talent Management • Corporate Governance • Government / Regulatory / Public Policy • International • Marketing • Operations • Strategic Planning

James D. Plummer, Ph.D.
Occupation: John M. Fluke Professor of Electrical Engineering, Stanford University Age: 72 Director Since: 2011	Cadence Committees: • Audit • Compensation • Corporate Governance and Nominating (Chair)

Dr. Plummer has been a Professor of electrical engineering at Stanford University since 1978 and served as the Dean of the Stanford School of Engineering from 1999 to 2014. Dr. Plummer has received numerous awards for his research and is a member of the National Academy of Engineering. Dr. Plummer directed the Stanford Nanofabrication Facility from 1994 to 2000.

Dr. Plummer also serves as a director of Intel Corporation and served as a director of International Rectifier Corporation from 1994 to 2014.

Skills & Qualifications: • Compensation / Talent Management • Corporate Governance • Financial Expertise • Risk Management • Technology / Semiconductor / Electronic Design Automation

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Alberto Sangiovanni-Vincentelli, Ph.D.
Occupation: Edgar L. and Harold H. Buttner Professor of Electrical Engineering and Computer Sciences, University of California, Berkeley Age: 69 Director Since: 1992	Cadence Committees: • Corporate Governance and Nominating • Strategy

Dr. Sangiovanni-Vincentelli was a co-founder of SDA Systems, Inc., a predecessor of Cadence. Dr. Sangiovanni-Vincentelli has been a Professor of electrical engineering and computer sciences at the University of California, Berkeley since 1976. Dr. Sangiovanni-Vincentelli was elected to the National Academy of Engineering in 1998 and received the Kaufman Award from the Electronic Design Automation Consortium in 2001, the IEEE/RSE Wolfson James Clerk Maxwell Medal for his exceptional impact on the development of electronics and electrical engineering or related fields in 2008, the ACM/IEEE A. Richard Newton Technical Impact Award in Electronic Design Automation in 2009 and the EDAA Lifetime Achievement Award in 2012.

Dr. Sangiovanni-Vincentelli also serves as a director of KPIT Technologies Ltd.

Skills & Qualifications: • Compensation / Talent Management • Corporate Governance • Cybersecurity • International • Technology / Semiconductor / Electronic Design Automation

John B. Shoven, Ph.D.
Occupation: Charles R. Schwab Professor of Economics, Stanford University Age: 69 Director Since: 1992	Cadence Committees: • Audit • Compensation (Chair) • Corporate Governance and Nominating • Finance

Dr. Shoven has served as Chairman of the Board since 2005. Dr. Shoven is the Charles R. Schwab Professor of economics at Stanford University and served as the Director of the Stanford Institute for Economic Policy Research from 1999 to September 2015. He is also a senior fellow and the Chair of the Steering Committee at the Stanford Institute for Economic Policy Research, senior fellow at the Hoover Institution, fellow at the American Academy of Arts and Sciences and a research associate at the National Bureau of Economic Research. Dr. Shoven has been a member of the faculty at Stanford University since 1973, serving as Chairman of the Economics Department from 1986 to 1989, director of the Center for Economic Policy Research from 1988 to 1993 and as Dean of the School of Humanities and Sciences from 1993 to 1998.

Dr. Shoven also serves as a director of Exponent, Inc., Financial Engines, Inc. and the Mountain View Board of American Century Funds.

Skills & Qualifications: • Compensation / Talent Management • Corporate Governance • Financial Expertise • Government / Regulatory / Public Policy • Risk Management

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Roger S. Siboni
Occupation: Private Investor Age: 62 Director Since: 1999	Cadence Committees: • Audit (Chair) • Corporate Governance and Nominating • Finance

Mr. Siboni served as Chairman of the Board of Epiphany, Inc., a software company that provided customer relationship management solutions, from 2003 to 2005, and as President and Chief Executive Officer of Epiphany, Inc. from 1998 to 2003. Prior to joining Epiphany, Inc., Mr. Siboni spent more than 20 years at KPMG LLP, including as its Deputy Chairman and Chief Operating Officer.

Mr. Siboni also serves as a director of Coupa Software, Inc. and Dolby Laboratories, Inc. Mr. Siboni served as a director of ArcSight, Inc. from 2009 to 2010 and Marketo, Inc. from 2011 to 2016.

Skills & Qualifications:

•    Compensation / Talent Management

•    Corporate Governance

•    Cybersecurity

•    Financial Expertise

•    Government / Regulatory / Public Policy

•    International

•    Marketing

•    Operations

•    Risk Management

•    Strategic Planning

Young K. Sohn
Occupation: President and Chief Strategy Officer, Samsung Electronics Age: 61 Director Since: 2013	Cadence Committees: • Finance (Chair) • Strategy

Mr. Sohn has served as President and Chief Strategy Officer of Samsung Electronics, a consumer electronics company, since 2012. Mr. Sohn also has served as a senior advisor at Silver Lake Management LLC, a private investment firm, since 2012. Mr. Sohn served as a senior advisor at Inphi Corporation, a provider of high-speed mixed signal semiconductor solutions, from 2012 to 2013 and as President and Chief Executive Officer of Inphi Corporation from 2007 to 2012. Prior to joining Inphi Corporation, Mr. Sohn served as President of Agilent Technologies, Inc.’s Semiconductor Group from 2003 until 2005, as Chief Executive Officer of Oak Technology, Inc. from 1999 until it was acquired by Zoran Corporation in 2003, and in executive positions at Quantum Corporation from 1992 to 1999, including co-President and General Manager.

Mr. Sohn also serves on the North American Executive Board for the MIT Sloan School of Management. Mr. Sohn served as a director of ARM Holdings plc from 2007 to 2012, Cymer, Inc. from 2003 to 2013 and Inphi Corporation from 2007 to 2012.

Skills & Qualifications:

•    Compensation / Talent Management

•    Corporate Governance

•    Financial Expertise

•    International

•    Marketing

•    Operations

•    Risk Management

•    Strategic Planning

•     Technology / Semiconductor / Electronic Design Automation

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Lip-Bu Tan
Occupation: President and Chief Executive Officer, Cadence Design Systems, Inc. Age: 57 Director Since: 2004	Cadence Committees: • Strategy

Mr. Tan has served as President and Chief Executive Officer of Cadence since 2009. In 1987, Mr. Tan founded Walden International, an international venture capital firm, and has served as its Chairman since its founding.

Mr. Tan also serves as a director of Hewlett Packard Enterprise Company, Quantenna Communications, Inc. and Semiconductor Manufacturing International Corporation. Mr. Tan is discussing with Semiconductor Manufacturing International Corporation his future service on its board of directors, in light of his lengthy tenure on that board as well as his desire to re-assess the number of boards on which he serves. Mr. Tan has served as a director of Ambarella, Inc. since 2004, but he will not stand for re-election to its board of directors at its 2017 annual meeting. Mr. Tan served as a director of Flextronics International Ltd. from 2003 to 2012, Inphi Corporation from 2002 to 2012 and SINA Corporation from 1999 to 2015.

Skills & Qualifications:

•    Compensation / Talent Management

•    Corporate Governance

•    Financial Expertise

•    International

•    Marketing

•    Operations

•    Risk Management

•    Strategic Planning

•     Technology / Semiconductor / Electronic Design Automation

DIRECTOR TENURE

The Corporate Governance and Nominating Committee regularly reviews the tenure of its directors and practices a long-term approach to board refreshment. The Corporate Governance and Nominating Committee believes that in addition to having directors who can provide new perspectives, it is important to have directors who understand Cadence’s industry, business, technology and strategy, the combination of which is essential to long-term value creation for Cadence stockholders.

The following table sets forth the summary of the tenure of the director nominees:

Tenure
Years of Service (as of 2017 Annual Meeting)
0 – 5 Years	5 – 10 Years	10 – 15 Years	15+ Years
• Mark W. Adams • Young K. Sohn	• Susan L. Bostrom • James D. Plummer	• Lip-Bu Tan	• Alberto Sangiovanni-Vincentelli • John B. Shoven • Roger S. Siboni

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VOTING INFORMATION AND BOARD RECOMMENDATION

The Board of Directors recommends a vote FOR the election of each director nominee.

The election of directors at the Annual Meeting requires that each director receive a majority of the votes cast with respect to that director, which means that the number of shares voted “for” a director must exceed the number of shares voted “against” that director. If, however, the election of directors is contested, the directors will be elected by the affirmative vote of a plurality of the votes cast at the Annual Meeting. The election this year is not contested and the majority voting standard outlined above applies.

Under the Corporate Governance Guidelines, in order for an incumbent Cadence director to become a nominee at the Annual Meeting, such director must submit an irrevocable resignation that becomes immediately effective if the votes cast “for” such director do not exceed the votes cast “against” such director in an election that is not a contested election, and if the Board accepts the resignation in accordance with the policies and procedures adopted by the Board for such purpose. If a nominee who is currently serving as a Cadence director is not elected at the Annual Meeting, the Corporate Governance and Nominating Committee will make a recommendation to the Board as to whether to accept or reject such director’s resignation, or whether to take other action. The Board will act on the Corporate Governance and Nominating Committee’s recommendation and publicly disclose (as required by applicable law) its decision and the reasons behind it within 90 days from the date the election results are certified.

If any nominee should be unavailable for election as a result of unexpected circumstances, shares will be voted for the election of any substitute nominee named by the Board. Each person nominated for election has agreed to be named in this proxy statement and to serve if elected, and Cadence has no reason to believe that any nominee will be unable to serve.

Abstentions will be treated as being present and entitled to vote on the election; however, abstentions will not be counted as votes “for” or “against” directors and will not have an effect on the election of directors. Broker non-votes will be treated as not being entitled to vote on the election of directors, and, therefore, will not be counted for purposes of determining whether the directors have been elected. Unless marked to the contrary, proxies received will be voted FOR the election of each of the eight director nominees.

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PROPOSAL 2: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE OMNIBUS EQUITY INCENTIVE PLAN

OVERVIEW

Cadence’s Omnibus Equity Incentive Plan (as it may be amended and restated, the “Omnibus Plan”) was initially approved by Cadence stockholders on May 6, 2014, with 14,866,116 authorized shares of common stock reserved for issuance. The Board on February 10, 2015 and the stockholders on May 14, 2015 approved an amendment to the Omnibus Plan to increase the number of shares of common stock authorized for issuance by 7,500,000 shares, and the Board on February 9, 2016 and the stockholders on May 5, 2016 approved another amendment and restatement to the Omnibus Plan to increase the number of shares of common stock authorized for issuance by 6,000,000 shares and to extend the expiration date of the Omnibus Plan to May 5, 2026.

On February 22, 2017, subject to stockholder approval, the Board approved an amendment and restatement of the Omnibus Plan to increase the number of shares of common stock authorized for issuance by 6,500,000 shares and to extend the expiration date of the Omnibus Plan to May 4, 2027.

As of February 22, 2017, 9,200,775 shares of common stock remained available for issuance under the Omnibus Plan, plus any shares that become available under the Omnibus Plan as a result of forfeitures or terminations of outstanding awards as described below. The proposed increase in the number of shares authorized for issuance under the Omnibus Plan represents approximately 2.33% of Cadence’s outstanding common stock as of the Record Date.

The purpose of the amendment and restatement of the Omnibus Plan is to increase the number of shares of common stock authorized for issuance by 6,500,000 shares and to extend the expiration date of the Omnibus Plan to May 4, 2027.

REASONS FOR THE PROPOSED INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE

The Board approved the most recent amendment and restatement of the Omnibus Plan to ensure that Cadence can continue to grant awards to eligible participants. The Omnibus Plan provides broad-based equity compensation that is viewed as an essential and long-standing element of Cadence’s culture and success and is deemed critical in building stockholder value by attracting and retaining the most talented employees and consultants. Giving eligible employees and consultants the opportunity to become Cadence stockholders and participate in Cadence’s success aligns the interests of participating individuals with those of stockholders. The Omnibus Plan also helps to attract and retain employees and consultants because equity incentive plans are a common benefit offered by Cadence’s competitors and other industry leaders. Cadence believes that the Omnibus Plan is a highly valued benefit that is necessary in order for Cadence to compete with other companies in attracting and retaining employees and consultants.

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KEY DATA REGARDING SHARE USAGE UNDER CADENCE’S EQUITY PLANS

Outstanding Awards and Share Reserve

The following table includes information regarding outstanding equity awards and shares available for future awards under Cadence’s equity plans as of February 22, 2017:

	1995 Directors Stock Incentive Plan	Omnibus Plan(1)(2)
Total shares underlying outstanding stock options	831,007	6,228,649
Weighted average exercise price of outstanding stock options	$10.10	$16.80
Weighted average remaining contractual life of outstanding stock options, in years	3.94	4.11
Total shares underlying outstanding unvested incentive stock awards and RSUs	45,792	10,344,877
Total shares currently available for grant (stock options, incentive stock awards and RSUs)	557,657	9,200,775

(1)	This column includes shares underlying awards granted under the Amended and Restated 1997 Nonstatutory Stock Incentive Plan, which merged into the Amended and Restated 2000 Equity Incentive Plan (the “2000 Plan”) in 2011, the 2000 Plan, which was consolidated into the Amended and Restated 1987 Stock Incentive Plan (the “1987 Plan”) in 2014, and the 1987 Plan, which was amended and restated into the Omnibus Plan in 2014. Other than the Omnibus Plan, these plans are collectively referred to herein as the predecessor plans.

(2)	This table excludes 386,772 stock options that were assumed in connection with acquisitions. No new awards may be issued under the acquired plans, with the exception of the Jasper Design Automation 2011 Stock Incentive Plan (the “Jasper Plan”). No shares remain available for grant and no stock options are outstanding under the Jasper Plan. As of February 22, 2017, 9,887 shares of unvested incentive stock were outstanding under the Jasper Plan, and if the award under which these shares were granted should terminate for any reason without having vested in full, then the unvested shares that were subject to the award will, unless the Jasper Plan has been terminated, be forfeited and become available for future grant under the Jasper Plan.

Burn Rate

•	Three-Year Net Burn Rate

Cadence measures net burn rate as the number of shares underlying equity awards granted by Cadence in the applicable fiscal year (including the effect of cancellations and forfeitures), divided by the weighted average number of shares of common stock outstanding at fiscal year end. Based on this approach, Cadence’s three-year average annual net burn rate has been 2.17%, as set forth below.

	Net Stock Options Granted(1)	Net Time- Based Incentive Stock Awards and RSUs Granted(1)	Net Performance- Based Incentive Stock Awards and RSUs Granted(1) (2)	Total Net Grants	Weighted Average Number of Common Shares Outstanding	Net Burn Rate = Total Net Shares Granted or Earned / Common Shares Outstanding
2016	1,305,000	4,857,925	425,000	6,587,925	284,501,553	2.32%
2015	1,113,352	4,824,606	326,585	6,264,543	288,017,698	2.18
2014	657,454	4,683,613	397,000	5,738,067	283,348,602	2.03
Three-Year Average	1,025,269	4,788,715	382,862	6,196,845	285,289,284	2.17

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(1)	Amounts in this column take into account the effect of cancellations and forfeitures.

(2)	Performance-based incentive stock awards granted in fiscal 2016 exclude the 1,250,000 shares comprising the special long-term performance-based stock awards (“LTP Awards”) granted to the executive officers, but the LTP Awards will be included in the year in which they vest. See “Compensation Discussion and Analysis” below for more information. As set forth below, no LTP Awards were granted in fiscal 2014 or 2015 and none vested in fiscal 2016.

	LTP Awards Granted	LTP Awards Vested
2016	1,250,000	0
2015	0	0
2014	0	0

•	Three-Year Weighted Gross Burn Rate

Cadence measures weighted gross burn rate as the number of shares underlying equity awards granted by Cadence in the applicable fiscal year (converting full value shares to option equivalents and excluding the effect of cancellations and forfeitures), divided by the weighted average number of shares of common stock outstanding at fiscal year end. Based on this approach, Cadence’s three-year average annual weighted gross burn rate has been 6.62%, as set forth below.

	Stock Options Granted(1)	Time- Based Incentive Stock Awards and RSUs Granted(1)	Performance- Based Incentive Stock Awards and RSUs Granted(1)(2)	Total Grants(3)	Weighted Average Number of Common Shares Outstanding	Weighted Gross Burn Rate = Total Granted or Earned / Common Shares Outstanding
2016	1,325,000	5,470,125	425,000	19,010,375	284,501,553	6.68%
2015	1,305,000	5,448,745	400,000	18,851,235	288,017,698	6.55
2014	1,312,000	5,442,696	397,000	18,831,088	283,348,602	6.65
Three-Year Average	1,314,000	5,453,855	407,333	18,897,566	285,289,284	6.62

(1)	Amounts in this column do not take into account the effect of cancellations and forfeitures.

(2)	Performance-based incentive stock awards granted in fiscal 2016 exclude the 1,250,000 shares comprising the LTP Awards granted to the executive officers, but the LTP Awards will be included in the year in which they vest. See “Compensation Discussion and Analysis” below for more information. As set forth below, no LTP Awards were granted in fiscal 2014 or 2015 and none vested in fiscal 2016.

	LTP Awards Granted	LTP Awards Vested
2016	1,250,000	0
2015	0	0
2014	0	0

(3)	The calculation in this column places greater weight on full-value awards (that is, incentive stock awards and RSUs) than stock options, using a 3:1 ratio. The total grants calculation reported in Cadence’s 2014 proxy statement reflected a 2.5:1 ratio. Using a 2.5:1 ratio, Cadence’s Weighted Gross Burn Rate for fiscal 2016, 2015 and 2014 was 5.65%, 5.53% and 5.62%, respectively, which would yield a three-year average of 5.60%.

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Overhang

Cadence calculates overhang as (i) the number of shares underlying all outstanding equity awards under all equity plans (which, as of February 22, 2017, consisted of 7,446,905 shares underlying vested and unvested stock options, 8,257,860 shares underlying unvested incentive stock awards and 2,142,696 shares underlying unvested RSUs), divided by (ii) the number of shares of Cadence common stock outstanding (which, as of February 22, 2017 was 279,418,903 shares), excluding unvested incentive stock awards. Based on this approach, as of February 22, 2017, equity compensation overhang was approximately 6.4%.

SUMMARY OF THE OMNIBUS PLAN

The following summary of the material provisions of the Omnibus Plan is qualified in its entirety by the complete text of the Omnibus Plan, a copy of which is attached as Appendix A to this proxy statement.

General

The Omnibus Plan provides for the grant of incentive stock options, nonstatutory stock options, incentive stock awards and RSUs. Incentive stock options granted under the Omnibus Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code. Nonstatutory stock options granted under the Omnibus Plan are not intended to qualify as “incentive stock options” under the Internal Revenue Code. See “Federal Income Tax Information” below for a discussion of the tax treatment of awards that may be granted under the Omnibus Plan.

Purpose

The purposes of the Omnibus Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of Cadence and its affiliates, and to promote the long-term success of Cadence’s business.

Administration

The Board administers the Omnibus Plan and has the final power to interpret the Omnibus Plan, including the power to prescribe, amend and rescind rules and regulations relating to the Omnibus Plan and to delegate administration of the Omnibus Plan to a committee, such as the Compensation Committee, consisting of one or more members of the Board. The Board has the power to determine which of the persons eligible under the Omnibus Plan will be granted awards, the types of awards that will be granted, when and how each award will be granted, and the terms and provisions of each award to be granted in accordance with the provisions of the Omnibus Plan.

The Board may, by resolution, authorize one or more officers of Cadence to approve grants up to limits and subject to terms specified by the Board. However, in no event will any officer be delegated authority with respect to grants to be made to executive officers of Cadence.

The Board has delegated administration of the Omnibus Plan to the Compensation Committee. As used in this proxy statement solely with respect to describing the terms of the Omnibus Plan, the “Board” refers to any committee the Board appoints to administer the Omnibus Plan as well as to the Board itself.

Eligibility

Only employees of Cadence and its affiliates are eligible for incentive stock options under the Omnibus Plan. Employees and consultants of Cadence and its affiliates are eligible to receive nonstatutory stock options, incentive stock awards and RSUs under the Omnibus Plan. Non-employee directors are not eligible to receive awards under the Omnibus Plan.

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No person may be granted awards under the Omnibus Plan covering more than an aggregate of 2,216,702 shares of common stock in any calendar year.

Employees and consultants of Cadence and its subsidiaries, including Cadence’s executive officers, are eligible to receive awards under the Omnibus Plan. As of the Record Date, Cadence had approximately 7,100 employees.

Stock Subject to the Omnibus Plan

Upon stockholder approval of this proposal, an additional 6,500,000 shares of common stock would be reserved for issuance under the Omnibus Plan. The proposed increase in the number of shares authorized for issuance under the Omnibus Plan represents approximately 2.33% of Cadence’s outstanding common stock as of the Record Date.

As of February 22, 2017, there were 9,200,775 shares of common stock available for issuance under the Omnibus Plan, and there were 16,574,003 shares subject to outstanding awards under the Omnibus Plan and its predecessor plans.

All of the shares that are available under the Omnibus Plan may be used for any type of award permitted under the Omnibus Plan (whether stock options, incentive stock awards or RSUs). If an award under the Omnibus Plan (or its predecessor plans) should expire, become unexercisable, be forfeited or otherwise terminate for any reason without having been exercised in full, then the unpurchased or forfeited shares that were subject to the award will, unless the Omnibus Plan has been terminated, become available for future grant under the Omnibus Plan. However, shares subject to an award may not again be made available for issuance under the Omnibus Plan if such shares are: (i) shares used to pay the exercise price of an option, (ii) shares delivered to or withheld by Cadence to pay the withholding taxes related to an award; or (iii) shares that Cadence repurchases on the open market with the proceeds of an option exercise.

Stock Option Provisions

The following describes the permissible terms of the stock options granted under the Omnibus Plan. Individual stock option grants may be more restrictive as to any or all of these permissible terms.

•	Exercise Price. The exercise price of stock options granted under the Omnibus Plan may not be less than the fair market value of Cadence common stock on the grant date. In the case of an incentive stock option granted to a 10% stockholder, the exercise price of the option may not be less than 110% of the fair market value on the grant date. The fair market value for purposes of the Omnibus Plan is the closing price of Cadence common stock on the grant date as reported by NASDAQ.

•	Payment of Exercise Price. The exercise price of stock options granted under the Omnibus Plan may be paid by cash, check, shares of Cadence common stock with a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which the option is being exercised, or any combination of these methods, or such other consideration and payment method as may be determined by the Board. In determining the type of consideration to accept, the Board considers whether the acceptance of such consideration may be reasonably expected to benefit Cadence. The particular forms of consideration available to exercise a specific stock option are set forth in the terms of the option agreement for that option.

•	Option Exercise. Stock options granted under the Omnibus Plan become exercisable at the times and under the conditions determined by the Board and set forth in terms of the option agreement for that option. The Board has the power to accelerate the time at which a stock option may first be exercised or the time during which a stock option will vest.

•	Term. The maximum term of stock options granted under the Omnibus Plan is seven years. However, the maximum term of incentive stock options granted to a 10% stockholder is five years. Stock options

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granted under the Omnibus Plan generally terminate three months (twelve months in the case of termination due to death or disability), or such other period of time as determined by the Board, after termination of the optionee’s employment or consulting relationship with Cadence or one of its affiliates.

Incentive Stock Award and Restricted Stock Unit Provisions

The following describes the permissible terms of the grant of restricted stock (“incentive stock awards”) and RSUs under the Omnibus Plan.

•	Sales Price and Payment of Sales Price. The Board determines the price, if any, at which shares subject to incentive stock awards or shares underlying RSUs are sold or awarded to a participant under the Omnibus Plan, subject to applicable law. The sales price may vary among participants and may be below the fair market value of the shares of common stock on the grant date. The Board also determines the form of consideration that may be used to pay the sales price, if any, of shares subject to incentive stock awards or shares underlying RSUs.

•	Vesting. The grant, issuance, retention and/or vesting of shares of incentive stock awards and RSUs granted under the Omnibus Plan occur at the times and in the installments determined by the Board. The timing of the grant, the issuance, the ability to retain shares and the vesting of shares of incentive stock awards and RSUs may be subject to continued service, the passage of time and/or the performance criteria as the Board deems appropriate as described below. However, if the vesting of the incentive stock awards or RSUs granted to an executive officer is based solely on continued service, the award may not vest in full sooner than three years after the grant date and may not have a vesting schedule more favorable, at any point in time, than what would become vested under a monthly pro rata vesting schedule (i.e., 1/36th per month) over those three years. If vesting of an award granted to an executive officer is also subject to the achievement of performance criteria, the award may not vest in full sooner than one year after the grant date. The Board may accelerate the vesting of incentive stock awards and RSUs in the event of a participant’s termination of service as an employee or consultant, a change in control of Cadence or a similar event, provided that, in the case of incentive stock awards and RSUs that are intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, the acceleration complies with the regulations relating to Section 162(m) of the Internal Revenue Code.

•	Qualifying Performance Criteria. The performance criteria for any incentive stock award or RSU that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Internal Revenue Code will be any one or more of the following performance criteria as determined pursuant to an objective formula, either individually, alternatively or in any combination, applied either to Cadence as a whole or to a Cadence business unit, segment or affiliate, either individually, alternatively or in any combination, and measured over a performance period determined by the Board, on an absolute basis or relative to a pre-established target, to previous results or to a designated comparison group, in each case as specified by the Board in the agreement relating to the incentive stock award or RSU (and in each case on a GAAP or non-GAAP basis, if applicable): (a) cash flow (including measures of operating or free cash flow), (b) earnings per share (diluted or basic), (c) earnings per share from continuing operations, (d) earnings (including but not limited to earnings before interest, taxes, depreciation and amortization), (e) return on equity, (f) total stockholder return, (g) return on capital, (h) return on assets or net assets, (i) revenue or revenue growth, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin, (n) return on operating revenue, (o) market share, (p) customer loyalty or satisfaction as measured by a customer loyalty or satisfaction index determined by an independent consultant or expert in measuring such matters, (q) return on investment, (r) stock price, (s) market capitalization, (t) cash from operations, (u) product innovation or release schedule, (v) capital expenditure, (w) working capital, (x) cost of capital, (y) cost reductions, (z) bookings and segments of bookings such as net product bookings, (aa) market penetration, and (bb) technology development or proliferation.

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The Board, in its discretion, may reduce the number of shares granted, issued, retainable and/or vested under an incentive stock award or RSU grant on account of either financial performance or personal performance evaluations, despite the satisfaction of any performance criteria. In addition, to the extent consistent with Section 162(m) of the Internal Revenue Code, the Board may appropriately adjust any evaluation of performance under qualifying performance criteria to exclude any of the following events that occurs during a performance period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other such laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; and (e) any unusual or infrequently occurring items as described in the Financial Accounting Standards Board Accounting Standards Update and/or in management’s discussion and analysis of financial condition and results of operations in Cadence’s annual report to stockholders for the applicable year.

Effect of Certain Corporate Events

The Omnibus Plan provides that, in the event of a change in control of Cadence, the surviving or acquiring corporation will assume the awards outstanding under the Omnibus Plan or substitute them with similar awards. If the surviving or acquiring corporation does not assume such awards or substitute similar awards, (i) the vesting of awards held by participants then providing services to Cadence as an employee or consultant will be accelerated prior to the change in control event and will terminate if not exercised after such acceleration and at, or prior to, such event, and (ii) all other option awards outstanding under the Omnibus Plan, if any, will terminate if not exercised prior to the change in control event.

Adjustment Provisions

Upon an increase or decrease in the number of issued shares of Cadence common stock resulting from a stock split, the payment of a stock dividend or any other increase or decrease effected without receipt of consideration by Cadence, the number of shares authorized for issuance under the Omnibus Plan, the number of shares covered by each outstanding award and the price per share of common stock covered by each outstanding award, will be equitably adjusted for any increase or decrease.

Duration, Amendment and Termination

The Board may terminate the Omnibus Plan without stockholder approval at any time. If the amendment and restatement of the Omnibus Plan is approved by Cadence stockholders, the Omnibus Plan will terminate on May 4, 2027, unless it is sooner terminated. Otherwise, the Omnibus Plan will terminate on May 5, 2026, unless it is sooner terminated. However, any termination of the Omnibus Plan will not adversely affect awards previously granted, and awards will remain in full force and effect unless mutually agreed upon in a writing signed by the participant and Cadence.

The Board may also amend the Omnibus Plan at any time or from time to time. However, if the amendment would require stockholder approval to comply with any securities exchange or national market system listing requirements or any other applicable law, the amendment will not be effective unless approved by the stockholders before or after its adoption by the Board. Any amendment of the Omnibus Plan will not adversely affect awards previously granted unless mutually agreed upon in a writing signed by the participant and Cadence.

Restrictions on Transfer

Under the Omnibus Plan, except as specifically provided in an award agreement, an award may not be transferred by the participant other than by will or by the laws of descent and distribution and, during the lifetime of the participant, may be exercised only by the participant or the participant’s legal representative. However, the participant may designate in writing a third party who may exercise the stock option in the event of the participant’s death.

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FEDERAL INCOME TAX INFORMATION

The following is only a summary of the federal income tax consequences with respect to the grant and exercise of awards under the Omnibus Plan based upon applicable federal law as currently in effect, is not complete, does not discuss the income tax laws of any locality, state or foreign country in which a participant may reside, and is subject to change. Participants in the Omnibus Plan should consult their own tax advisors regarding the specific tax consequences to them of participating in the Omnibus Plan.

Nonstatutory Stock Options

Options granted under the Omnibus Plan that are not intended to qualify as incentive stock options are referred to in this proxy statement as nonstatutory stock options (“NSOs”). A participant will not recognize any taxable income when an NSO is granted. A participant will generally recognize ordinary income upon the exercise of an NSO equal to the amount by which the fair market value of the shares on the exercise date exceeds the exercise price. The ordinary income recognized by an employee participant will be subject to applicable tax withholding, including applicable income and employment taxes.

Upon the disposition of the shares acquired upon exercise of an NSO, the participant will recognize gain or loss equal to the difference between the amount realized on the disposition and the sum of the exercise price plus the amount of ordinary income recognized by the participant as a result of the exercise of the NSO. Any such gain or loss will generally be treated as long-term or short-term capital gain or loss, depending on whether the holding period for the shares exceeds one year at the time of the disposition.

Cadence will generally be entitled to a deduction to the extent a participant realizes ordinary income upon the exercise of an NSO.

Incentive Stock Options

The Omnibus Plan permits grants of incentive stock options (“ISOs”). ISOs granted under the Omnibus Plan are intended to be eligible for the favorable federal income tax treatment accorded to “incentive stock options” under Section 422 of the Internal Revenue Code. Generally, a participant will not recognize any taxable income at the time of the grant of an ISO. In addition, the participant will not recognize income for regular federal income or employment tax purposes (but will recognize income for alternative minimum tax purposes) at the time of exercise of an ISO. Cadence is not entitled to a deduction at the time of the grant or exercise of an ISO.

If the participant holds the shares acquired through the exercise of an ISO for at least one year from the date of exercise and two years from the grant date, referred to in this proxy statement as the ISO holding period, the participant generally will realize long-term capital gain or loss upon disposition of the shares. This gain or loss will generally equal the difference between the amount realized upon the disposition of the shares and the exercise price of the shares.

If a participant disposes of the shares acquired through the exercise of an ISO before expiration of the ISO holding period, referred to in this proxy statement as a disqualifying disposition, the participant will have: (i) ordinary income equal to the lesser of (a) the amount by which the sales price of such shares exceeds the exercise price and (b) the amount by which the fair market value of such shares on the date of exercise exceeds the exercise price; (ii) capital gain equal to the amount by which the sales price of such shares exceeds the fair market value of such shares on the date of exercise; and (iii) capital loss equal to the amount by which the exercise price exceeds the sales price of such shares.

In the event of a disqualifying disposition, Cadence will generally be entitled to a deduction to the extent that the participant realizes ordinary income as a result of the disqualifying disposition.

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Incentive Stock Awards

A participant who receives an incentive stock award subject to restrictions that constitute a substantial risk of forfeiture generally will not recognize any taxable income upon the award of the shares. When the restrictions constituting a substantial risk of forfeiture on the shares subsequently lapse, the participant will recognize ordinary income in the amount by which the fair market value of the shares on the date such restrictions lapse exceeds the purchase price (if any) paid for the shares. However, a participant who makes a timely election under Section 83(b) of the Internal Revenue Code with respect to shares subject to restrictions constituting a substantial risk of forfeiture will be required to recognize ordinary income in the year the incentive stock award is granted equal to the amount by which the fair market value of the shares on the award date exceeds the purchase price (if any) paid for the shares. A participant who makes a Section 83(b) election for shares subject to restrictions constituting a substantial risk of forfeiture will not recognize any additional ordinary income when the restrictions on those shares subsequently lapse.

Cadence will generally be entitled to a deduction equal to the amount of ordinary income recognized by a participant in connection with the grant or vesting, as applicable, of shares of Cadence common stock pursuant to an incentive stock award.

RSUs

Participants who are granted unvested RSUs do not recognize income at the time of the grant. When the award vests or is paid, participants generally recognize ordinary income in an amount equal to the fair market value of any shares delivered and the amount of any cash paid to the participant, and Cadence will receive a corresponding deduction.

Section 162(m)

Section 162(m) of the Internal Revenue Code generally limits to $1,000,000 the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to the corporation’s chief executive officer and the three other most highly compensated executive officers (excluding the chief financial officer) as of the last day of the corporation’s taxable year. However, “qualified performance-based compensation” is not subject to the $1,000,000 deduction limit. To qualify as performance based-compensation, the following requirements must be satisfied: (1) the performance goals are determined by a committee consisting solely of two or more “outside directors,” (2) the material terms under which the compensation is to be paid, including the performance goals, are disclosed to and approved by the corporation’s stockholders, and (3) the committee certifies that the applicable performance goals were satisfied before payment of any performance-based compensation is made. Compensation payable with respect to options will be considered payable solely on account of the attainment of pre-established objective performance measures (i) if such award has a purchase or base price at least equal to the fair market value of the underlying stock on the date of grant; (ii) if such award is granted by a committee, or a subcommittee thereof, consisting solely of two or more “outside directors;” and (iii) if the plan under which the option is granted states the maximum number of shares with respect to which stock options may be granted during a specified period to any employee.

STOCK PRICE

On the Record Date, the closing price of Cadence common stock as reported by NASDAQ was $31.24.

NEW PLAN BENEFITS

Because the Board has the discretion to grant awards under the Omnibus Plan, it is not possible as of the date of this proxy statement to determine future awards that will be received by executive officers and other employees under the Omnibus Plan. During fiscal 2016, the following awards were granted in the aggregate under the

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Omnibus Plan: awards for an aggregate of 2,635,000 shares to all current executive officers and an aggregate of 6,265,690 shares to non-executive employees. Please see “Grants of Plan-Based Awards” for grants made to each of the NEOs (as defined below in “Compensation Discussion and Analysis”) during fiscal 2016.

As of February 22, 2017, since the approval of the Omnibus Plan by Cadence stockholders in May 2014, awards covering 21,993,374 shares had been granted under the Omnibus Plan, including awards that were subsequently forfeited (and therefore the shares underlying the awards became available for grant under the Omnibus Plan).

VOTING INFORMATION AND BOARD RECOMMENDATION

The Board recommends a vote FOR approval of the amendment and restatement of the Omnibus Plan.

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the proposal. Abstentions will be treated as being present and entitled to vote on the proposal and, therefore, will have the effect of votes against the proposal. Broker non-votes will be treated as not being entitled to vote on the proposal and, therefore, will not be counted for purposes of determining whether the proposal has been approved. Unless marked to the contrary, proxies received will be voted FOR approval of the amendment and restatement of the Omnibus Plan.

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PROPOSAL 3: ADVISORY RESOLUTION TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Pursuant to Section 14A of the Exchange Act, Cadence stockholders are entitled to vote to approve, on an advisory (non-binding) basis, the compensation of the NEOs as disclosed in this proxy statement. This proposal, which is commonly known as the “say-on-pay” proposal, provides stockholders the opportunity to express their views on the named executive officers’ compensation. Although non-binding, the Board and the Compensation Committee value feedback from Cadence stockholders on compensation and will review and consider the voting results when evaluating Cadence’s executive compensation program. At the 2016 annual meeting of Cadence stockholders, approximately 97% of votes cast by Cadence stockholders approved the compensation of the named executive officers as disclosed in the 2016 proxy statement.

In deciding how to vote on this proposal, stockholders are encouraged to read the “Compensation Discussion and Analysis” and the related tables and narrative in this proxy statement for the details of Cadence’s executive compensation program. As described in “Compensation Discussion and Analysis” below, the Board and the Compensation Committee designed Cadence’s executive compensation program to support the long-term success of Cadence and the creation of stockholder value. Cadence’s executive compensation program for fiscal 2016 tied a significant majority of the NEOs’ compensation to performance and emphasized alignment between long-term equity incentives and Cadence’s stock performance. As a result, the pay-for-performance component in Cadence’s executive compensation program is considered an important part of driving Cadence’s fiscal 2016 performance.

In fiscal 2016, Cadence showed financial strength and strategic achievement in a challenging environment where there was growth in the semiconductor industry but also increased consolidation of semiconductor companies. Cadence’s total revenue was $1.816 billion in fiscal 2016, a 6.7% increase over total revenue in fiscal 2015.

The Board and the Compensation Committee believe that the leadership of Cadence’s management team, including Mr. Tan, who was appointed Cadence’s CEO in January 2009, and the NEOs, was key to Cadence’s execution and strong performance in fiscal 2016, which contributed to a total stockholder return of 81% over the past three fiscal years and 557% over the past eight fiscal years.

In accordance with Section 14A of the Exchange Act, Cadence is asking its stockholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the compensation paid to Cadence’s NEOs, as disclosed pursuant to Item 402 of Regulation S-K of the Exchange Act, including the “Compensation Discussion and Analysis,” compensation tables and narrative discussion in this proxy statement, is hereby APPROVED.

VOTING INFORMATION AND BOARD RECOMMENDATION

The Board recommends a vote FOR the advisory resolution to approve named executive officer compensation.

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the proposal. Abstentions will be treated as being present and entitled to vote on the proposal and, therefore, will have the effect of votes against the proposal. Broker non-votes will be treated as not being entitled to vote on the proposal and, therefore, will not be counted for purposes of determining whether the proposal has been approved.

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PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

In Proposal 3 above, Cadence stockholders were asked to vote to approve, on a non-binding advisory basis, the compensation of the NEOs, as disclosed in this proxy statement. Pursuant to Section 14A of the Exchange Act, in this Proposal 4, Cadence stockholders have an opportunity to cast a non-binding advisory vote on whether the advisory vote to approve the compensation of the named executive officers, as disclosed in the applicable year’s proxy statement, should occur every one, two or three years.

Although the vote is non-binding, the Board values feedback from Cadence stockholders on executive compensation and other important matters. The Board and the Compensation Committee will take into consideration the voting results when determining how often a non-binding stockholder advisory vote to approve the compensation of the named executive officers should occur.

REASONS FOR THE BOARD RECOMMENDATION

After careful consideration, the Board has determined that holding an advisory vote on named executive officer compensation every year continues to be appropriate for Cadence, and recommends that Cadence stockholders vote for future advisory votes on named executive officer compensation to occur every year.

Cadence stockholders should note that because the advisory vote on named executive officer compensation occurs well after the beginning of the compensation year, and because the different elements of Cadence’s executive compensation program are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change such executive compensation program in consideration of any one year’s advisory vote on named executive officer compensation by the time of the following year’s annual meeting of stockholders.

VOTING INFORMATION AND BOARD RECOMMENDATION

The Board recommends a vote for 1 YEAR with respect to the frequency of the advisory vote on named executive officer compensation.

The proxy card provides Cadence stockholders with four choices with respect to the advisory vote on the frequency of the advisory vote on named executive officer compensation: “1 Year,” “2 Years,” “3 Years” or “ABSTAIN.”

The frequency receiving the greatest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be considered the advisory vote of Cadence stockholders. Abstentions will have no effect on the proposal. Broker non-votes will be treated as not being entitled to vote on the proposal and, therefore, will not be counted for purposes of determining the advisory vote on the frequency of the advisory vote on named executive officer compensation.

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PROPOSAL 5: RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected KPMG LLP as Cadence’s independent registered public accounting firm for the fiscal year ending December 30, 2017. Pursuant to the Audit Committee charter, the Audit Committee and the Board have directed management to submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. KPMG LLP has audited Cadence’s financial statements since fiscal 2002. Representatives from KPMG LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of KPMG LLP as Cadence’s independent registered public accounting firm is not required by Cadence’s Bylaws or otherwise. However, the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If Cadence stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain KPMG LLP. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year, if it determines that such a change would be in the best interests of Cadence and its stockholders.

VOTING INFORMATION AND BOARD RECOMMENDATION

The Board recommends a vote FOR ratification of the selection of KPMG LLP as Cadence’s independent registered public accounting firm.

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of this proposal. Abstentions will be treated as being present and entitled to vote on the proposal and, therefore, will have the effect of votes against the proposal. This proposal is considered a routine matter, and brokers are therefore permitted to vote shares held by them without instruction from the beneficial owners of the shares. Unless marked to the contrary, proxies received will be voted FOR ratification of the selection of KPMG LLP.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee is currently comprised of three non-employee directors of Cadence who are “independent” as defined by NASDAQ’s listing standards and the Exchange Act. During fiscal 2016, the Audit Committee was comprised of Mr. Siboni and Drs. Shoven and Plummer. Mr. Siboni served as the Audit Committee’s Chair. The Audit Committee met five times in fiscal 2016.

The Audit Committee operates under a charter that was last amended by the Board in February 2017. The Audit Committee charter is available on the corporate governance page of Cadence’s website at www.cadence.com. As more fully described in its charter, the Audit Committee appoints and retains the independent registered public accounting firm and oversees the quality and integrity of Cadence’s financial statements, Cadence’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications, independence and performance, and the performance of Cadence’s internal audit function, Cadence’s accounting and financial reporting processes and the audits of Cadence’s financial statements on behalf of the Board.

In this context, the Audit Committee has reviewed and discussed the audited financial statements included in Cadence’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 with Cadence’s management and KPMG LLP, Cadence’s independent registered public accounting firm. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed under Public Company Accounting Oversight Board standards (Communication with Audit Committees), as amended, as well as KPMG LLP’s independence from Cadence and its management. In addition, the Audit Committee has received from KPMG LLP the written report regarding these matters and KPMG LLP’s independence, as required by the Public Company Accounting Oversight Board. The Audit Committee has also considered whether the provision of non-audit services by KPMG LLP to Cadence is compatible with KPMG LLP’s independence.

In reliance on the reviews and discussions referred to above, the current members of the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited financial statements in Cadence’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the SEC.

AUDIT COMMITTEE

Roger S. Siboni, Chair

James D. Plummer

John B. Shoven

The foregoing Audit Committee report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of Cadence under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in any such filing.

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FEES BILLED TO CADENCE BY KPMG LLP DURING FISCAL 2016 AND 2015

The following table presents fees incurred by Cadence for professional services rendered by KPMG LLP for the fiscal years ended December 31, 2016 and January 2, 2016:

	Fiscal Year Ended December 31, 2016	Fiscal Year Ended January 2, 2016
	(In thousands)
Audit Fees(1)	$2,968	$3,024
Audit-Related Fees(2)	150	—

Total Audit and Audit-Related Fees	3,118	3,024
Tax Fees(3)	37(4)	34(5)
All Other Fees	—	—

Total Fees	$3,155	$3,058

(1)	Includes fees for the audit of Cadence’s consolidated financial statements in Cadence’s annual report on Form 10-K, fees for the audit of Cadence’s internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, fees for the review of the interim condensed consolidated financial statements in Cadence’s Quarterly Reports on Form 10-Q and fees for services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or other engagements.

(2)	Includes fees for assurance and related services that are reasonably related to the performance of the audit or review of Cadence’s consolidated financial statements that are not reported under “Audit Fees.”

(3)	Includes fees for tax compliance, tax advice and tax planning.

(4)	Tax fees for fiscal 2016 consisted of tax compliance fees of $35,000 and tax advisory fees of $2,000.

(5)	Tax fees for fiscal 2015 consisted of tax compliance fees of $33,900.

AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee pre-approves all audit and permissible non-audit services provided by KPMG LLP prior to the engagement of KPMG LLP with respect to such services. Pursuant to its pre-approval policy, the Audit Committee has pre-approved specified audit services, audit-related services, tax compliance services and tax planning and related tax services.

However, engagements for these pre-approved audit-related and tax services with an estimated cost of more than $250,000 or that exceed the applicable budgeted amount for the pre-approved services must be pre-approved on a case-by-case basis by the Audit Committee or the Chair of the Audit Committee, or, if the Chair is unavailable, another member of the Audit Committee. In addition, any proposed engagement of KPMG LLP for services that are not pre-approved audit-related and tax services as described above must also be pre-approved on a case-by-case basis by the Audit Committee or the Chair of the Audit Committee, or, if the Chair is unavailable, another member of the Audit Committee. The members to whom such authority is delegated must report any approval decisions to the full Audit Committee at its next scheduled meeting. None of the services described in the table above entitled “Fees Billed to Cadence by KPMG LLP During Fiscal 2016 and 2015” were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X of the Exchange Act.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP

The following table sets forth certain information regarding the ownership of Cadence common stock as of March 7, 2017, the Record Date, unless otherwise indicated below, by:

•	All those known by Cadence to be beneficial owners of more than 5% of its common stock;

•	Each of the current or former executive officers named in the Summary Compensation Table presented below under “Compensation of Executive Officers”;

•	All directors and director nominees; and

•	All current executive officers and directors of Cadence as a group.

	Beneficial Ownership(1)

Beneficial Owner	Number of Shares	Percent of Total
Five Percent Stockholders:
BlackRock, Inc.(2)	25,606,645	9.16%
55 East 52nd Street
New York, NY 10055
Massachusetts Financial Services Company(3)	25,242,766	9.03
111 Huntington Avenue
Boston, MA 02199
The Vanguard Group(4)	23,708,062	8.48
100 Vanguard Blvd.
Malvern, PA 19355
Janus Capital Management LLC(5)	23,519,659	8.42
151 Detroit Street
Denver, CO 80206
Directors and Executive Officers:
Mark W. Adams(6)	24,054	*
Susan L. Bostrom(6)(7)	41,100	*
James D. Plummer(6)(8)	96,600	*
Alberto Sangiovanni-Vincentelli(6)	139,593	*
George M. Scalise(6)(9)	164,100	*
John B. Shoven(6)(10)	476,189	*
Roger S. Siboni(6)	122,701	*
Young K. Sohn(6)	59,100	*
Lip-Bu Tan(6)(11)	4,159,494	1.47
Geoffrey G. Ribar(6)	273,402	*
Anirudh Devgan(6)	491,817	*
Pieter Vorenkamp(6)(12)	0	*
Neil Zaman(6)	280,449	*
All current executive officers and directors as a group (15 persons)(13)	7,226,433	2.55

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*	Less than 1%

(1)	This table is based upon information provided by stockholders pursuant to Schedules 13G filed with the SEC and the executive officers and directors. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, Cadence believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned by such stockholder. Beneficial ownership of greater than 5% of Cadence outstanding common stock reflects ownership as of the most recent date indicated under filings with the SEC as noted below, while beneficial ownership of the executive officers and directors is as of the Record Date. Applicable percentages are based on 279,457,830 shares of Cadence common stock outstanding on the Record Date, adjusted as required by rules promulgated by the SEC.

(2)	BlackRock, Inc. filed Amendment No. 7 to its Schedule 13G with the SEC on January 23, 2017, indicating that it beneficially owns 25,606,645 shares, for which it has sole voting power with respect to 23,689,744 shares, shared voting power with respect to 36,510 shares, sole dispositive power with respect to 25,570,135 shares and shared dispositive power with respect to 36,510 shares.

(3)	Massachusetts Financial Services Company filed Amendment No. 1 to its Schedule 13G with the SEC on February 13, 2017, indicating that it beneficially owns 25,242,766 shares, for which it has sole voting power with respect to 23,849,836 shares, shared voting power with respect to none of the shares, sole dispositive power with respect to 25,242,766 shares and shared dispositive power with respect to none of the shares.

(4)	The Vanguard Group filed Amendment No. 5 to its Schedule 13G with the SEC on February 10, 2017, indicating that it beneficially owns 23,708,062 shares, for which it has sole voting power with respect to 239,838 shares, shared voting power with respect to 56,170 shares, sole dispositive power with respect to 23,421,754 shares and shared dispositive power with respect to 286,308 shares.

(5)	Janus Capital Management LLC filed Amendment No. 3 to its Schedule 13G with the SEC on February 13, 2017, indicating that it beneficially owns 23,519,659 shares, for which it has sole voting power with respect to 22,011,915 shares, shared voting power with respect to 1,507,744 shares, sole dispositive power with respect to 22,011,915 shares and shared dispositive power with respect to 1,507,744 shares.

(6)	Includes shares that executive officers named in the Summary Compensation Table presented under “Compensation of Executive Officers” and directors of Cadence have the right to acquire within 60 days after the Record Date upon exercise of outstanding stock options as follows:

Mark W. Adams	0	Young K. Sohn	20,000
Susan L. Bostrom	0	Lip-Bu Tan	2,574,582
James D. Plummer	57,500	Geoffrey G. Ribar	57,916
Alberto Sangiovanni-Vincentelli	70,000	Anirudh Devgan	158,436
George M. Scalise	120,000	Pieter Vorenkamp	0
John B. Shoven	290,000	Neil Zaman	13,750
Roger S. Siboni	88,507

(7)	Includes 15,000 shares held by the Bostrom Family Trust dated 12/23/2008, of which Ms. Bostrom and her spouse are trustees, and for which Ms. Bostrom shares voting and investment power with her spouse.

(8)	Includes 15,000 shares held by the Plummer Family Trust, of which Dr. Plummer and his spouse are trustees, and for which Dr. Plummer shares voting and investment power with his spouse.

(9)	Mr. Scalise has decided to retire from the Board and not stand for re-election, but intends to serve on the Board until the Annual Meeting.

(10)	Includes 179,044 shares held by the Shoven Family Trust dated 03/01/2012, of which Dr. Shoven and his spouse are trustees, and for which Dr. Shoven shares voting and investment power with his spouse.

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(11)	Includes 1,048,180 shares held by the Lip-Bu Tan and Ysa Loo Trust dated 2/3/1992, of which Mr. Tan and his spouse are trustees and for which Mr. Tan shares voting and investment power with his spouse; 15,000 shares held by A&E Investment LLC, the sole member of which is the Lip-Bu Tan and Ysa Loo Trust dated 2/3/1992 and Mr. Tan and the co-trustee disclaim pecuniary interest in those shares; 7,000 shares held by L Tan & N Lee TTEE, Pacven Walden Inc. 401(k) PSPS, FBO Lip-Bu Tan for which Mr. Tan has sole voting and investment power; and 31,400 shares held by IRA FBO Lip-Bu Tan DB Securities Inc. Custodian Rollover Account dated 5/19/97 for which Mr. Tan has sole voting and investment power.

(12)	Mr. Vorenkamp resigned from his position as Senior Vice President on January 12, 2017.

(13)	Includes 3,753,293 shares which all current executive officers and directors in the aggregate have the right to acquire within 60 days after the Record Date upon exercise of outstanding stock options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act (“Section 16(a)”) requires the directors and executive officers of Cadence and persons who beneficially own more than 10% of a registered class of Cadence’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish Cadence with copies of all Section 16(a) forms they file.

To Cadence’s knowledge, based solely on a review of the copies of the Section 16(a) reports submitted to Cadence and written representations that no other reports were required during fiscal 2016, all reports required by Section 16(a) applicable to its executive officers and directors and greater than 10% beneficial owners were filed on a timely basis during fiscal 2016.

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COMPENSATION DISCUSSION AND ANALYSIS

This section discusses the compensation program for Cadence’s named executive officers: the CEO, the CFO and the three most highly compensated executive officers other than the CEO and the CFO. Cadence’s named executive officers for fiscal 2016 (the “NEOs”) were:

•	Lip-Bu Tan, President and CEO

•	Geoffrey G. Ribar, Senior Vice President and CFO

•	Anirudh Devgan, Executive Vice President of Research and Development, Digital & Signoff Group and System & Verification Group

•	Pieter Vorenkamp, Former Senior Vice President of Research and Development, IP Group

•	Neil Zaman, Senior Vice President, Worldwide Field Operations

EXECUTIVE SUMMARY

Cadence’s Fiscal 2016 Performance Highlights

In fiscal 2016, Cadence showed financial strength and strategic achievement in a challenging environment. There was growth in the semiconductor industry but also increased consolidation of semiconductor companies, and Cadence continued its focus on growing its business with systems companies. Under the leadership of Mr. Tan and his management team, Cadence’s record of strong financial results and growth in revenue continued in fiscal 2016, with total revenue increasing 6.7% from fiscal 2015 to $1.816 billion in fiscal 2016.

In particular, in fiscal 2016, Cadence:

•	progressed on its System Design Enablement strategy by expanding its ecosystem outside of traditional markets, including a focus on developing and delivering systems solutions for key emerging and high growth areas such as automotive, virtual and augmented reality, internet-of-things, machine learning and aerospace and defense;

•	continued to grow its core electronic design automation business through innovative product development and focus on its market-shaping customers;

•	gained momentum with key customers in full digital and signoff flow, with an increase in overall digital and signoff revenue of 9%;

•	achieved record hardware revenue, which included the first full year of sales of the Palladium® Z1 Enterprise Emulation Platform;

•	completed a strategic review of its IP business;

•	acquired Rocketick Technologies Ltd. and integrated its revolutionary multicore technology with the Incisive® simulation platform to enable industry-leading simulation performance; and

•	completed its $1.2 billion stock repurchase program.

Recent Compensation Highlights

Cadence’s executive compensation practices are designed to be consistent with its executive compensation principles, pay-for-performance philosophy and commitment to sound corporate governance. Recent compensation highlights are summarized below:

•

Significant Majority of Named Executive Officers’ Direct Compensation Tied to Performance. The target direct compensation of the NEOs is weighted towards performance-based, variable incentive awards (in the form of both short-term cash incentives and long-term equity incentives). The graphs

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below illustrate the pay-for-performance design of Cadence’s 2016 executive compensation program, excluding the special long-term performance-based stock awards (“LTP Awards”) granted to the NEOs in fiscal 2016, which are discussed below under “Long-Term Equity Incentive Compensation.”

CEO and Other NEO Target Compensation Mix

•	Grant of LTP Awards. The Compensation Committee believes a mix of different types of equity awards provides a balance of incentives that promotes stockholder value, growth of the business, talent retention and operational excellence. In furtherance of the Compensation Committee’s continued emphasis on long-term equity incentives aligning compensation with stock performance, the Compensation Committee in fiscal 2016 granted LTP Awards to the executive officers, including the NEOs, to complement their equity grants.

•	The LTP Awards were designed to further focus the executive officers to build on Cadence’s strong, sustained levels of growth in future years, provide a significant incentive opportunity to inspire innovation and resourcefulness, provide a pay opportunity for exceptional market performance by Cadence and to create a significant incentive to achieve Cadence’s strategic priorities over the duration of the five year (2016 – 2021) performance period, all of which the Compensation Committee believes will incentivize strong stockholder value creation.

•	The grant date fair values of the LTP Awards are included in the Summary Compensation Table, and as a result, the values of the stock awards and total compensation for fiscal 2016 in the Summary Compensation Table are significantly higher than Cadence’s historical compensation levels. When reviewing the LTP Awards, the vesting alignment with stockholder return, the vesting limits and the relative total stockholder performance requirements, among other features of the LTP Awards, should be considered in addition to the grant date fair values of the LTP Awards. See “Long-Term Equity Incentive Compensation” below.

•	Focused Cash Compensation Increases. The only change in target cash compensation for the NEOs in fiscal 2016 was a base salary increase of 6.7% for Mr. Devgan made in connection with the expansion of his responsibilities to include leadership of the System & Verification Group, as further described below under “Elements of Fiscal 2016 Executive Officer Compensation.” Total target cash compensation for the CEO remained unchanged in fiscal 2016, with the last adjustment occurring in fiscal 2012.

•	Adoption of Executive Severance Plan. Effective May 5, 2016, the Compensation Committee adopted an Executive Severance Plan (the “Severance Plan”), which provides certain severance benefits to individuals promoted to or hired as executive officers of Cadence and designated as a participant in the Severance Plan by the Compensation Committee. Messrs. Vorenkamp and Zaman were designated as participants in the Severance Plan in 2016. The employment agreements with Messrs. Devgan, Ribar and Tan remain in effect and they are not participants in the Severance Plan.

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Cadence’s Executive Compensation Practices

Cadence continued its commitment to sound corporate governance in its fiscal 2016 executive compensation program, as demonstrated by the following highlights:

•	Clawback Policy. Cadence has a clawback policy that is applicable to the executive officers’ performance-based compensation.

•	Anti-Hedging Policy. Cadence’s Securities Trading Policy prohibits hedging, short-sales and similar transactions by Cadence employees, including its executive officers.

•	No Material Perquisites Provided to Any Executive Officer. Cadence did not provide any material perquisites to any of its executive officers.

•	No Tax Gross-Ups. Cadence did not provide tax gross-ups to any of its executive officers with respect to taxable income and executive officers are not eligible to receive tax gross-ups in connection with a change in control.

•	Regular Compensation Risk Review. The Compensation Committee conducts a formal review of the risks associated with Cadence’s executive compensation practices, policies and programs on an annual basis and assesses such risks as part of its regular decision making process.

•	Stock Ownership Guidelines. All of Cadence’s executive officers are in compliance with Cadence’s Stock Ownership Guidelines.

•	Independent Compensation Consultant. The Compensation Committee continued to engage its own compensation consultant, Semler Brossy, which does not provide any services to management or otherwise to Cadence and has no prior relationship with any of Cadence’s executive officers.

DETERMINING EXECUTIVE COMPENSATION

Executive Compensation Objectives

Cadence is engaged in a very competitive industry, and its success depends on its ability to attract, motivate and retain highly qualified, talented and creative executives with the leadership and innovation skills necessary to achieve Cadence’s annual and long-term business objectives. Cadence seeks to accomplish these objectives by means that are aligned with the long-term interests of its stockholders.

Cadence’s executive officer compensation is based on the following principles:

•	Total direct compensation and other compensation elements are targeted to be competitive with peer companies and market practice, taking into account each executive officer’s scope of responsibility, impact, criticality and individual performance; and

•	A substantial portion of compensation of the executive officers is at-risk and is highly dependent on Cadence’s short-term and long-term financial, operational and stock performance.

The Compensation Committee oversees the executive compensation program and assesses executive officer compensation at least annually to monitor Cadence’s adherence to these principles. The executive compensation program is designed to be results-oriented and dependent on the achievement of key financial goals and the long-term performance of Cadence’s stock.

Competitive Compensation Levels

For fiscal 2016, the Compensation Committee assessed the competitiveness of each element of the executive officers’ total direct compensation, as well as the LTP Awards, against Cadence’s peer group, as discussed below. In assessing the competitiveness of the LTP Awards, the Compensation Committee reviewed the estimated annualized value amounts over the awards’ five-year performance period and the maximum payout opportunity

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available under the awards. The Compensation Committee also periodically reviews the competitiveness of the executive officers’ severance and change in control arrangements and the broad-based employee benefit plans in which the executive officers participate.

In particular, the Compensation Committee considered the competitiveness of the executive officers’ compensation as compared to executives with similar titles and responsibilities at companies with which Cadence competes for talent (the “Peer Group”). In order to accurately reflect the pool from which executive talent is drawn and to which it is lost, the Peer Group for fiscal 2016 includes Cadence’s direct business competitors (in particular, publicly-traded electronic design automation competitors) and publicly-traded semiconductor and application software companies located throughout California that compete in the same talent market as Cadence. The Peer Group excludes companies that are foreign or are in businesses or industries that are not reasonably comparable.

In August 2015, the Compensation Committee approved the Peer Group for fiscal 2016. The companies in the Peer Group for fiscal 2016 had reported revenue between approximately one-third to three times that of Cadence’s trailing twelve-month revenue at the time the Peer Group was determined. This revenue range allows for robust and reliable competitive data while still ensuring the group represents the broad market for talent. The median revenue of the companies included in the fiscal 2016 Peer Group was approximately $1.4 billion (calculated on the most recently available trailing four fiscal quarters basis as of June 15, 2015). Cadence’s revenue for the same period was approximately $1.6 billion. The Compensation Committee approved the resulting group of 21 companies to be included in the Peer Group for fiscal 2016. The Peer Group for fiscal 2016 added Integrated Device Technology, Inc. because it met the Peer Group revenue threshold at the time the Peer Group was approved and was a California-based talent competitor.

The Peer Group for determining fiscal 2016 competitive compensation levels was comprised of the following companies:

Fiscal 2016 Peer Group
Altera Corporation*	Intersil Corporation	NVIDIA Corporation
ANSYS, Inc.	KLA-Tencor Corporation	OmniVision Technologies, Inc.**
Atmel Corporation**	Lam Research Corporation	PMC-Sierra, Inc.**
Autodesk, Inc.	Linear Technology Corporation	Semtech Corporation
Cypress Semiconductor Corporation	Maxim Integrated Products, Inc.	Synaptics Incorporated
Fairchild Semiconductor International, Inc.**	Mentor Graphics Corporation	Synopsys, Inc.
Integrated Device Technology, Inc.***	Microsemi Corporation	Xilinx, Inc.

*	Acquired in 2015.

**	Acquired in 2016.

***	Added to the Peer Group in August 2015.

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Due to the large number of recent acquisitions of companies within the Peer Group, the Compensation Committee amended its Peer Group selection criteria for fiscal 2017 to ensure that there is a robust list of peers going forward. The amended Peer Group selection criteria (i) expanded the geographical scope from companies located in California to U.S.-based companies, (ii) broadened the industry type to include companies within the systems software and electronic equipment and instruments industries that compete in the same talent market as Cadence, (iii) tightened the revenue parameters, and (iv) added a market capitalization threshold, each as further described below.

	Fiscal 2016 Peer Group Selection Criteria	Fiscal 2017 Peer Group Selection Criteria
Geographic Location:	Located in California (but location requirement does not apply to direct electronic design automation competitors)	Located in the U.S.
Industry:	Application Software and Semiconductor	Application Software, Semiconductor, Systems Software, and Electronic Equipment and Instruments
Financial Scope:	Revenue approximately one-third to three times that of Cadence’s trailing twelve-month revenue at the time the peer group is determined	Revenue approximately one-half to two times that of Cadence’s trailing twelve-month revenue at the time the peer group is determined and greater than $2 billion market capitalization

The Peer Group selection criteria continue to exclude companies that are in businesses or industries that the Compensation Committee considers as not reasonably comparable to Cadence. Based on the amended selection criteria, the Compensation Committee approved the following Peer Group to be used for evaluating fiscal 2017 compensation decisions:

Fiscal 2017 Peer Group
Analog Devices, Inc.*	Linear Technology Corporation	PTC Inc.*
ANSYS, Inc.	Marvell Technology Group Ltd.*	Qorvo, Inc.*
Autodesk, Inc.	Maxim Integrated Products, Inc.	Skyworks Solutions, Inc.*
Cirrus Logic, Inc.*	Mentor Graphics Corporation	Synaptics Incorporated
Cree, Inc.*	Microchip Technology Incorporated*	Synopsys, Inc.
Cypress Semiconductor Corporation	Microsemi Corporation	Teradyne, Inc.*
Fairchild Semiconductor International, Inc.**	National Instruments Corporation*	Xilinx, Inc.
Fortinet, Inc.*	ON Semiconductor Corporation*

*	Added to the fiscal 2017 Peer Group in August 2016.

**	Acquired in 2016.

Compensation Determinations

Consistent with the principles of Cadence’s executive officer compensation outlined above, after the Compensation Committee determines the market levels of each executive officer’s compensation based on the compensation paid by the companies in the Peer Group, the Compensation Committee assesses the appropriateness of each executive officer’s compensation relative to executives with similar titles and

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responsibilities in the Peer Group. For the purposes of this assessment, the Compensation Committee considered the annual base salary, short-term cash incentive compensation, grants of long-term equity incentive compensation (based on the fair value of the equity awards on the date of grant) and any special long-term performance-based incentives similar to the LTP Awards. Cadence does not target executive officer compensation at a specific level or percentage relative to compensation provided by the companies in the Peer Group, whether for total direct compensation or any element of executive compensation. Instead, when determining compensation for the executive officers, the Compensation Committee takes into account each of the following compensation factors, without prescribing particular weightings:

•	Cadence Compensation Factors:

•	Cadence’s financial and operational performance as compared to the performance of the companies in the Peer Group

•	Cadence’s relative size and scope of business as compared to the companies in the Peer Group

•	Cadence’s budget considerations

•	Individual Compensation Factors:

•	Compensation paid to executives with similar titles and responsibilities as the individual at the companies in the Peer Group

•	Individual performance over the preceding year

•	Strategic importance of the individual’s position

•	Criticality, experience and ability of the individual to impact corporate and/or business group results

•	Scarcity in the market of the individual’s skills and talents

•	Expected future contributions of the individual

•	Historical compensation of the individual

•	Retention risks related to the individual

•	Relative positioning/performance of the individual versus other Cadence executives

The Compensation Committee retains and does not delegate any of its responsibility to determine executive compensation. However, for executive officers other than the CEO, the CEO makes assessments and recommendations to the Compensation Committee on their respective base salaries, short-term cash incentive compensation, long-term equity incentive compensation and any special long-term performance-based incentives similar to the LTP Awards based upon an assessment of the “Cadence Compensation Factors” and the “Individual Compensation Factors” outlined above.

The Compensation Committee then reviews these assessments and recommendations and determines whether or not to approve or modify the CEO’s recommendations. The Compensation Committee also evaluates the CEO based on the compensation factors described above, and the assessment from such evaluation is used to determine the CEO’s compensation. The Compensation Committee, in its sole discretion, makes all decisions related to the CEO’s and the NEOs’ compensation.

ELEMENTS OF FISCAL 2016 EXECUTIVE OFFICER COMPENSATION

The fiscal 2016 compensation of executive officers, including the NEOs, was comprised of the following main elements:

•	Total direct compensation, consisting of:

•	Base salary

•	Short-term cash incentive compensation

•	Long-term equity incentive compensation (including stock options and incentive stock awards)

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•	LTP Awards

•	Other compensation and benefits, consisting of:

•	Participation in Cadence’s broad-based employee benefit plans

•	Participation in Cadence’s non-qualified deferred compensation plan

•	Limited perquisites

•	Severance benefits

Consistent with the principles of Cadence’s executive officer compensation outlined above, an executive officer’s total direct compensation is based on Cadence’s performance and on the performance of the individual executive officer, as well as on the Compensation Committee’s view of the level of total direct compensation sufficient to attract, motivate and retain qualified executives. Cadence does not have a pre-established policy or target for allocating between fixed and variable compensation or for allocating among the different types of variable compensation, although the allocation is influenced by the Compensation Committee’s assessment of the compensation practices of the companies in the Peer Group and Cadence’s short-term and long-term strategic objectives. The Compensation Committee believes that executive officer compensation should motivate the executive officers to drive Cadence’s consistent and sustained performance. Accordingly, the executive officers’ compensation is weighted towards long-term equity incentives and short-term cash incentives rather than base salaries.

Base Salaries

Cadence offers its executive officers an annual base salary to compensate them for services rendered during the year. Base salaries are considered essential for the attraction and retention of talented executive officers and are determined using the compensation factors described above. The executive officers’ base salaries are reviewed annually by the Compensation Committee, but do not automatically or necessarily increase each year. Changes to the executive officers’ base salaries, if any, are typically made in the first quarter of the fiscal year or in connection with an executive officer’s promotion or change in responsibilities.

In February 2016, consistent with the process discussed under “Compensation Determinations” above, the Compensation Committee reviewed the base salaries of the NEOs and determined that the salaries of Messrs. Ribar, Tan and Zaman were appropriate and would remain unchanged. Mr. Devgan’s base salary was increased from $375,000 to $400,000 to reflect the expansion of his responsibilities to include leadership of the System & Verification Group, while continuing his leadership responsibilities for the Digital & Signoff Group.

In April 2016, Mr. Vorenkamp joined Cadence as Senior Vice President of Research and Development, IP Group, and upon review of external benchmarks, internal pay equity and his previous compensation history, the Compensation Committee determined it was appropriate to set Mr. Vorenkamp’s base salary at $375,000. In order to be with his family after the death of his son, Mr. Vorenkamp voluntarily resigned from Cadence in January 2017.

The fiscal 2015 and 2016 base salaries of the NEOs are shown in the chart below.

Name	Fiscal 2015 Base Salary	Fiscal 2016 Base Salary
Lip-Bu Tan	$650,000	$650,000
Geoffrey G. Ribar	400,000	400,000
Anirudh Devgan	375,000	400,000
Pieter Vorenkamp	—	375,000
Neil Zaman(1)	350,000	350,000

(1)	Mr. Zaman’s fiscal 2015 base salary reflects the annualized base salary that was provided to him after he was promoted to an executive officer position in September 2015.

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Short-Term Cash Incentive Compensation

Overview. Cadence generally provides its executive officers with the opportunity to earn short-term cash incentive compensation under its Senior Executive Bonus Plan (the “SEBP”). The purpose of the SEBP is to reward executive officers for performance during a single fiscal year (or portions thereof) and to provide incentives for them to achieve Cadence’s short-term financial and operational goals, as measured against specific performance criteria relative to Cadence’s overall business results and the particular executive officer’s individual performance. Cash bonus payouts under the SEBP for fiscal 2016 were determined semi-annually based on base salary earned in each half.

For each executive officer other than the CEO, the CEO makes an assessment and recommendation as to the individual’s target bonus. The Compensation Committee reviews the CEO’s recommendation, as described above under “Compensation Determinations,” and approves (with or without modification, in its sole discretion) the CEO’s recommendation. For the CEO, the Compensation Committee is solely responsible for assigning a target bonus based on its review, as described above under “Compensation Determinations.”

In February 2016, the Compensation Committee reviewed the target bonus levels of the then-serving NEOs and determined that the 2015 target bonus levels as a percentage of base salary were appropriate and would remain unchanged for 2016. The Compensation Committee made this determination in a manner consistent with the process discussed under “Compensation Determinations” above.

In connection with the commencement of Mr. Vorenkamp’s employment with Cadence in April 2016, the Compensation Committee established his target bonus opportunity at 75% of his base salary, taking into account external benchmarks, internal pay equity and his previous compensation history.

The base salaries, target bonus levels under the SEBP and actual bonuses earned by the NEOs for their fiscal 2016 performance as executive officers (as determined using the criteria described below) are set forth in the table below.

Name	Base Salary	Target Bonus (as % of Base Salary)	Target Bonus	Actual Bonus
Lip-Bu Tan	$650,000	100%	$650,000	$806,086
Geoffrey G. Ribar	400,000	75	300,000	323,813
Anirudh Devgan	400,000	75	300,000	351,340
Pieter Vorenkamp(1)	375,000	75	281,250	76,835
Neil Zaman	350,000	100	350,000	412,621

(1)	Mr. Vorenkamp joined Cadence in April 2016 and his base salary and target bonus in the table above reflect annualized values for fiscal 2016. Mr. Vorenkamp’s actual bonus earned in fiscal 2016 (as shown above) was pro-rated to reflect his April 2016 employment commencement date and reflects that he did not receive a bonus for the second half of fiscal 2016 due to his resignation. His one-time $330,000 signing bonus (discussed below) is not included in the table above.

Performance Factors. Each NEO’s bonus under the SEBP for fiscal 2016 was determined by multiplying his target bonus by two factors: (i) a “Company Performance Factor” and (ii) an “Individual Performance Factor.” In fiscal 2016, the Company Performance Factor was comprised of (a) a “Revenue Component” (weighted 45%) and (b) an “Operating Margin Component” (weighted 55%), and the Individual Performance Factor was comprised of (y) a “Quality Component” (weighted 25%) and (z) an “Executive Leadership Component” (weighted 75%). The combination of these performance factors is intended to ensure that all critical aspects of performance are considered in determining short-term cash incentive awards.

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The bonus determination under the SEBP is illustrated below:

Target Bonus	x	Company Performance Factor (weighted 45% to Revenue and 55% to Operating Margin)	x	Individual Performance Factor (weighted 25% to Quality and 75% to Executive Leadership)	=	Actual Bonus

Determination of Company Performance Factor. The Company Performance Factor is designed to reflect Cadence’s overall financial performance. The weightings and performance components used to determine the Company Performance Factor are reviewed by the Compensation Committee for each performance period, in consultation with the CEO, to evaluate whether the weightings and performance components align with what the Compensation Committee and the CEO believe are the most important factors that influence Cadence’s business and financial performance and directly impact long-term stockholder value.

The Revenue Component is a percentage ranging from 0% to 150% that is a function of Cadence’s total revenue for the performance period divided by a pre-established revenue target for the same performance period.

The Operating Margin Component is a percentage ranging from 0% to 150% that is a function of Cadence’s non-GAAP operating margin for the performance period divided by a pre-established non-GAAP operating margin target for the same performance period. For purposes of the SEBP, non-GAAP operating margin is defined as the ratio of non-GAAP income from operations (that is, GAAP operating income excluding such items as stock-based compensation expense, non-qualified deferred compensation expenses, restructuring and other charges or credits, integration and acquisition-related costs and other non-recurring items), divided by total revenue.

For both components of the Company Performance Factor, the Compensation Committee excludes the impact of acquisitions made by Cadence during the applicable performance period if such acquisitions were not taken into account in the setting of the targets.

For each half of fiscal 2016, the revenue and non-GAAP operating margin performance targets and actual performance against such targets used to determine the Company Performance Factor were as follows:

	1st Half 2016		2nd Half 2016

	Revenue (in millions)	Non-GAAP Operating Margin	Revenue (in millions)	Non-GAAP Operating Margin
2016 SEBP Target	$895	24.6%	$914	26.23%
Actual Achievement	$901	25.4%	$915	26.15%
Company Performance Factor	106%		99%

Determination of Individual Performance Factor. As described under “Performance Factors” above, for fiscal 2016, the Individual Performance Factor consisted of two components (both expressed as a percentage ranging from 0% to 150%): (i) a Quality Component based on criteria such as the accomplishment of quality goals, quality improvement, leadership of quality initiatives and customer satisfaction and (ii) an Executive Leadership Component based on criteria such as the achievement of strategic objectives, leadership of the organization, talent acquisition and retention and fiscal management. The Quality and Executive Leadership Component criteria specific to each NEO that were considered by the Compensation Committee are set forth below:

•	Mr. Tan: delivery of significant customer wins and commitment to stockholders, leadership of a strong executive management team and a dynamic organization, progress on the System Design Enablement strategy and company-wide quality initiatives, consistent financial performance and continued focus on investments for the growth of Cadence’s business.

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•	Mr. Ribar: delivery of consistent financial performance in a competitive environment, leadership of the plan to repurchase shares of Cadence common stock up to an aggregate of $1.2 billion and rigorous management of internal financial controls.

•	Mr. Devgan: leadership of the Digital & Signoff Group, marked by the launch of significant new products for the digital and signoff portfolio and achievement of customer success for the digital and signoff flow, as well as leadership of the System & Verification Group, marked by a record year for hardware products and the acquisition of Rocketick Technologies Ltd. and the integration of its multicore technology with the Incisive simulation platform to enable industry-leading simulation performance.

•	Mr. Vorenkamp: leadership of refocused IP strategy and alignment of the IP Group to fit that strategy.

•	Mr. Zaman: achievement of Cadence’s sales, booking and financial objectives, significant wins and successful customer engagements with leading customers and driving operational excellence across the Worldwide Field Organization.

Actual Bonus Payments. Based on its assessment of Cadence’s performance and individual performance as described above, the Compensation Committee approved the following bonus payouts under the SEBP for each half of fiscal 2016:

	1st Half 2016		2nd Half 2016

Name	(% of Target)	($)	(% of Target)	($)
Lip-Bu Tan	125%	$406,086	123%	$400,000
Geoffrey G. Ribar	117	175,461	99	148,352
Anirudh Devgan	126	188,621	109	162,719
Pieter Vorenkamp(1)	116	76,835	—	—
Neil Zaman	121	211,218	115	201,403

(1)	Mr. Vorenkamp’s actual bonus earned and percentage of target for the first half of 2016 were pro-rated to reflect his April 2016 employment commencement date. Mr. Vorenkamp did not receive a bonus for the second half of 2016 due to his resignation.

2016 Signing Bonus for Mr. Vorenkamp

In connection with Mr. Vorenkamp joining Cadence in April 2016, he received a one-time signing bonus of $330,000. The Compensation Committee determined the size of the signing bonus upon consideration of the overall level of compensation deemed necessary to induce Mr. Vorenkamp to join Cadence. The Compensation Committee elected to waive Mr. Vorenkamp’s obligation to repay the signing bonus in light of his contributions to the IP Group during his tenure at Cadence, full cooperation and support in transitioning his responsibilities prior to his departure, forfeiture of his second half of fiscal 2016 bonus payment despite employment through the end of fiscal 2016 and the circumstances surrounding his decision to resign.

Long-Term Equity Incentive Compensation

Overview. Consistent with the principles of Cadence’s compensation for its executive officers outlined above, long-term equity incentives are designed to provide executive officers with an equity stake in Cadence, promote stock ownership to align the executive officers’ interests with those of Cadence stockholders, and create significant incentives for executive retention. Specifically, stock options provide an opportunity for Cadence to reward its executive officers solely to the extent Cadence’s stock price increases from the date of grant over time, which aligns the interests of executive officers with those of Cadence stockholders, and the executive officers must remain employed at Cadence during the period required for the stock options to vest. Furthermore, incentive stock

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awards align the interests of executive officers with the interests of stockholders through stock ownership, require continued employment of the executive throughout the vesting period, and increase in value when Cadence’s stock price increases.

As noted above, the Compensation Committee granted LTP Awards to the executive officers in fiscal 2016, which were intended to be additive to their grants of stock options and incentive stock awards. The LTP Awards were designed to further focus the executive officers to build on Cadence’s strong, sustained levels of growth in future years, to provide an incentive opportunity that would inspire innovation and resourcefulness among the executive officers and reward for above market performance, and to create a significant incentive to achieve Cadence’s strategic priorities over a five-year period, all of which the Compensation Committee believes will incentivize strong stockholder value creation. By design, the LTP Awards provide value to the recipients only if there is a significant increase in stockholder value during the five year performance period of the awards.

When the Compensation Committee determines and approves individual equity grants to executive officers, it considers each of the compensation factors, without prescribing particular weightings to any of the compensation factors. In addition, the Compensation Committee reviews the CEO’s assessments and recommendations as to the long-term equity compensation for all of the executive officers except himself.

Fiscal 2016 Equity Grants. The Compensation Committee intends that the long-term equity incentive grants provide the appropriate level of executive alignment with stockholder interests, reward its executives for building long-term stockholder value, and create balance between stock options (which provide value only if the stock price increases) and incentive stock awards (which provide more certain retention value subject to the fulfillment of certain conditions, while still providing incentive to improve Cadence’s stock performance). In February 2016, the Compensation Committee approved equity grants for the NEOs. Approximately 60% of the CEO’s 2016 equity grants (based on grant date fair value) were in the form of stock options, and approximately 42% of the other NEOs’ 2016 equity grants (based on grant date fair value) in the aggregate were in the form of stock options, with the remainder of the equity grants in incentive stock awards. The foregoing percentages do not take into account the LTP Awards or Mr. Vorenkamp’s new hire grants, each of which is discussed further below. The Compensation Committee weighted Mr. Tan’s 2016 equity grant in favor of stock options to focus his incentives more directly on long-term stock price appreciation. The Compensation Committee and Mr. Tan continue to believe that equity-based compensation is an important component of Cadence’s compensation program and essential to motivate executives and align their interests with those of its stockholders.

The stock options granted in February 2016 to the NEOs (other than Mr. Vorenkamp) vest monthly over four years from the date of grant and expire seven years from the date of grant.

The incentive stock awards granted in February 2016 to the NEOs (other than Mr. Vorenkamp) vest in equal semi-annual installments over three years from the date of grant, subject to the achievement of performance goals intended to qualify the awards as “performance-based compensation” under Section 162(m) of the Internal Revenue Code.

In connection with the commencement of his employment with Cadence, Mr. Vorenkamp was granted a stock option to purchase 110,000 shares of Cadence common stock, 25% of which was to vest on the first anniversary of the grant date and the remainder of which was to vest in equal monthly installments thereafter for three years. Mr. Vorenkamp also received an incentive stock award of 110,000 shares of Cadence common stock, 25% of which was to vest on each of the first four anniversaries of the grant date, subject to the achievement of performance goals intended to qualify the award as “performance-based compensation” under Section 162(m) of the Internal Revenue Code. Approximately 20% of Mr. Vorenkamp’s new hire long-term equity grant consisted of stock options (based on grant date fair value) and approximately 80% consisted of incentive stock awards (which does not include the LTP Award). When providing Mr. Vorenkamp with the new hire equity grants, the Compensation Committee considered the competitive nature of Mr. Vorenkamp’s hire, the mix of types of equity and the amount of long-term equity that would serve as a sufficient incentive for Mr. Vorenkamp to join Cadence and to retain him as a key leader within Cadence. Since Mr. Vorenkamp resigned prior to the first vesting date, none of his equity grants vested.

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Fiscal 2016 LTP Awards. As part of its ongoing review of the executive compensation program during fiscal 2015 and 2016, the Compensation Committee modified the executive compensation program in fiscal 2016 to include the LTP Award grants to the then-current executive officers to complement their 2016 equity grants of stock options and incentive stock awards. Mr. Vorenkamp was also granted an LTP Award after the commencement of his employment with Cadence, which was forfeited and canceled upon his resignation. LTP Awards were also granted to new executive officers after the February 2016 original grant date and may be granted in the future. The following chart summarizes certain key features of the LTP Awards granted in fiscal 2016.

• Design Purpose:

The LTP Award is designed to motivate executives to lead Cadence to achieve outstanding levels of performance and value creation. The Compensation Committee, with input and collaboration from its independent compensation consultant, designed the LTP Awards to incentivize executives to build upon Cadence’s recent strong performance and drive strong, sustained increases in stockholder value over the next five years. The LTP Award is intended to create additional incentives to continue execution on and commitment to leading product innovation, provide industry leading customer service and increase product proliferation during a time of industry transition.

• Participation:

All executive officers received LTP Awards. A driving principle of the award was to align incentives across the executive officers. Individual award sizes were calibrated in relation to each executive officers’ criticality and ability to drive performance objectives.

• Performance Vesting:

Subject to satisfaction of the Relative Performance Threshold described below, LTP Awards vest upon achieving total stockholder return between a minimum threshold of 45.3% (corresponding to a $28 stock price, above which vesting begins) and a maximum of 123.1% (corresponding to a $43 stock price, at or above which 100% vesting would occur) from the $19.27 trailing 20-day average stock price as of February 8, 2016 (the original award grant date) through March 15, 2021 (the end of the awards’ five-year term). The percentage of the grant that vests for total stockholder returns in between the 45.3% threshold and 123.1% maximum values is based on a linear interpolation between these two amounts, as shown in the LTP Payout Curve below. A portion of the LTP Awards may vest before the end of the five-year term if total stockholder return reaches the vesting range by March 15, 2019 and/or March 15, 2020, provided that vesting is limited to 33% for the 2019 measurement date and 67% for the 2020 measurement date. Total stockholder return is calculated using a trailing 20-day average stock price and the corresponding stock prices cited above assume that no dividends, stock splits or other similar adjustments have occurred.

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LTP Payout Curve

These goals are deliberately calibrated to be challenging to attain and require significant increases in share price above and beyond historically “typical” long-term market returns. Since fractional vesting only begins above the threshold hurdle of 45.3%, the executive officers must drive value creation significantly above this threshold level to begin to realize meaningful payouts.

All LTP Award shares that do not vest by the end of the five year performance period will be forfeited.

• Relative Performance Threshold:

To ensure that vesting does not occur merely because the stock price appreciation is achieved due to broad market inflation, no portion of the award shares will vest at any time unless Cadence’s total stockholder return from February 8, 2016 (the original grant date of the LTP Awards) through the applicable measurement date is equal to or greater than the 35th percentile of the companies listed in the S&P MidCap 400 Information Technology Index as of February 8, 2016. The S&P MidCap 400 Information Technology Index was chosen to be the basis for this comparison because it is industry-specific (and thus more relevant as a comparator group than a broader index such as the S&P 500), but is significantly larger than the Peer Group, which helps to avoid volatility and possibly arbitrary outcomes that can result from a small stockholder return comparator group.

• Award Size:	The sizes of the LTP Awards were calibrated based on market data from Cadence’s fiscal 2016 Peer Group, as well as input from the Compensation Committee’s independent compensation consultant regarding similar programs in the market place.

Furthermore, in considering the size of the awards, the Compensation Committee intended to provide an incremental opportunity to inspire innovation and reward for above-market performance, while balancing the overall cost and sharing rate of the stockholder value creation. Assuming achievement of the maximum stockholder return of 123.1% and based on estimates and projections for outstanding share count available at the time of grant, the anticipated total value of the LTP Awards at the time of grant for all fiscal 2016 recipients represented approximately 1% of the incremental market value that would be created for stockholders from the original grant date of February 8, 2016.

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• Severance Provisions:

In the case of termination of employment without “cause” or a “constructive termination” of employment as defined in the applicable employment agreement or Severance Plan that is not in connection with a change in control of Cadence, the LTP Award recipient would receive pro-rata vesting of the award shares at the next measurement date (March 15, 2019, March 15, 2020 or March 15, 2021), provided the recipient was employed for at least 24 months after the grant date.

In the case of voluntary termination of employment, the recipient would forfeit any unvested award shares, with the exception of Mr. Tan, who may receive pro-rata vesting if he remains the CEO of Cadence for at least 48 months after the grant date.

Upon a change in control, award shares only vest to the extent that the acquisition price yields a stockholder return that would have led to vesting as described above, and will vest according to the schedule and time-based limits described above. However, if the recipient’s employment is terminated without “cause” or a “constructive termination” occurs, or if the award is not assumed, then the time-based limits would no longer apply.

Grant Timing Policy

The Compensation Committee and senior management monitor Cadence’s equity grant policies to evaluate whether such policies comply with governing regulations and are consistent with good corporate practice. Grants to the executive officers are generally made at the Compensation Committee meeting held in February of each year, after results for the preceding fiscal year become available and after review and evaluation of each executive officer’s performance, enabling the Compensation Committee to consider both the prior year’s performance and expectations for the succeeding year in making grant decisions. However, the Compensation Committee may make grants at any time of the year it deems appropriate.

Deferred Compensation

In fiscal 2016, all of the NEOs were eligible to defer compensation payable to them under a nonqualified deferred compensation plan maintained by Cadence (the “Deferred Compensation Plan”). The Deferred Compensation Plan is designed to allow for savings above the limits imposed by the Internal Revenue Code for 401(k) plans on an income tax-deferred basis for Cadence employees at the level of vice president (or its equivalent) and above who choose to participate. Amounts deferred under the Deferred Compensation Plan are held in accounts with values indexed to the performance of selected mutual funds or money market accounts. The investment options made available under the Deferred Compensation Plan are substantially similar to those available under Cadence’s tax-qualified 401(k) plan. Cadence does not match contributions made under the Deferred Compensation Plan. The Deferred Compensation Plan is unfunded and is subject to the claims of creditors, so that participants in the Deferred Compensation Plan have rights in the plan only as unsecured creditors. Cadence maintains the Deferred Compensation Plan for the purposes of providing a competitive benefit and allowing all participants, including the NEOs, an opportunity to defer income tax payments on their cash compensation.

Other Employee Benefit Plans

The executive officers, including the NEOs, are eligible for the same benefits generally available to Cadence employees. These include participation in a tax-qualified 401(k) plan, employee stock purchase plan, and group life, health, dental, vision and disability insurance plans. Cadence does not currently offer guaranteed pension benefits. Cadence periodically assesses its broad-based employee benefit plans based upon a review of the benefits survey conducted by the Silicon Valley Employers’ Forum, among other sources. Cadence aims to provide benefits to its employees that are competitive with market practices.

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Perquisites

Cadence did not provide material perquisites to any NEO in fiscal 2016. Cadence does not provide its executive officers with club memberships, financial planning assistance, personal use of private aircraft or any tax gross-up payments with respect to any taxable income.

Severance Benefits

The Compensation Committee periodically reviews typical industry practices concerning severance and change in control arrangements, and considers how those practices compare to Cadence’s severance and change in control arrangements. Cadence has entered into agreements with Messrs. Devgan, Ribar and Tan that provide for benefits upon termination of employment under certain circumstances, such as in connection with a change in control of Cadence. In fiscal 2016, Cadence adopted the Severance Plan, which provides certain severance benefits to individuals promoted to or hired as executive officers of Cadence, to the extent designated as a participant in the Severance Plan by the Compensation Committee. In 2016, Messrs. Vorenkamp and Zaman were designated as participants in the Severance Plan. In designing the Severance Plan, the Compensation Committee structured the severance benefit levels based on Cadence’s historical practices, as reflected in its executive employment agreements.

Cadence provides these severance benefits as a means of retaining executive officers, focusing executive officers on stockholder interests when considering strategic alternatives and providing income protection in the event of involuntary loss of employment. In general, the employment agreements and the Severance Plan provide for severance benefits upon Cadence’s termination of the executive’s employment without “cause.” The employment agreements but not the Severance Plan provide for severance benefits upon resignation by the executive in connection with a “constructive termination.” In the event of a change in control of Cadence, and if the executive’s employment is terminated without “cause” or by the executive in connection with a “constructive termination,” the executive will receive enhanced severance benefits. Accordingly, Cadence provides for enhanced severance benefits only in the event of a “double trigger” because it believes that the executive officers would be materially harmed only if a change in control results in reduced responsibilities or compensation, or loss of employment.

Please refer to the discussion under “Potential Payments upon Termination or Change in Control” below for a more detailed discussion of the severance and change in control arrangements with the NEOs.

SAY-ON-PAY

At the 2016 annual meeting of Cadence stockholders, stockholders again expressed strong support for Cadence’s executive compensation program, with approximately 97% of the votes cast for approval of the “say-on-pay” advisory vote. The Compensation Committee took into consideration the results of the 2016 advisory “say-on-pay” vote and, in light of the approval from an overwhelming majority of Cadence stockholders of the executive compensation program and its own overall consideration of the effectiveness of the program, the Compensation Committee did not make changes to the executive compensation program for 2016 in response to the 2016 advisory “say-on-pay” vote.

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STOCK OWNERSHIP GUIDELINES

Cadence’s Stock Ownership Guidelines require that Cadence’s executive officers hold shares of Cadence common stock with a value equal to or greater than a specific value, as set forth below.

Position	Minimum Value of Shares	Years to Meet Guidelines
Chief Executive Officer	3X annual base salary	5 years
Other Executive Officers	1X annual base salary	5 years

These guidelines are designed to further align the interests of its executive officers with the interests of stockholders and to reinforce Cadence’s commitment to sound corporate governance. As of December 30, 2016 (the last trading day of Cadence’s fiscal 2016), all of the NEOs satisfied Cadence’s Stock Ownership Guidelines.

Compliance with the Stock Ownership Guidelines is measured on the last trading day of each fiscal year in which the guidelines are applicable (the “Ownership Measurement Date”), based on the average closing price of Cadence common stock during the twenty trading day period ending on the Ownership Measurement Date (the “Measurement Price”).

Should any executive officer not meet the Stock Ownership Guidelines on the Ownership Measurement Date based on the Measurement Price or on any other date based on the closing price of Cadence common stock on such date, such executive officer is required to retain an amount equal to 100% of the “net shares” received as a result of the exercise, vesting or payment of any of Cadence common stock granted to such executive officer until this guideline is met. “Net shares” are those shares that remain after the shares are sold or withheld to pay any applicable exercise price or tax for the award. The Compensation Committee retains the discretion to grant a hardship exception to an executive officer if he or she fails to meet this guideline as of the Ownership Measurement Date.

For purposes of determining stock ownership levels, the following forms of equity interests in Cadence count towards satisfaction of the Stock Ownership Guidelines: restricted or incentive shares (whether vested or unvested), shares subject to RSUs, shares obtained through the Employee Stock Purchase Plan, shares obtained through the exercise of stock options or upon settlement of restricted stock, shares purchased on the open market, shares owned outright by the executive officer or his or her immediate family members residing in the same household, shares held in trust for the benefit of the executive officer or his or her family and restricted shares granted under Cadence’s equity plans.

CLAWBACK POLICY

Cadence has adopted a clawback policy, which provides that if Cadence restates its reported financial results, the Board will review all bonuses and other awards made to the NEOs on the basis of having met or exceeded performance goals during the period covered by the restatement and will, to the extent practicable and in the best interests of stockholders, instruct Cadence to seek to recover or cancel such bonuses or awards to the extent that performance goals would not have been met under such restated financial results.

ANTI-HEDGING POLICY

Cadence’s Securities Trading Policy prohibits hedging, short-sales or related transactions by Cadence employees, including its executive officers. The policy also requires approval by Cadence of pledges of Cadence stock or deposits of Cadence stock in margin accounts by certain employees, including its executive officers. None of the NEOs currently or in the last year has pledged any Cadence common stock under this policy.

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TAX CONSIDERATIONS

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code limits deductions for certain executive compensation in excess of $1,000,000 in any fiscal year. Certain types of compensation are deductible only if performance criteria are specified in detail and payments are contingent on stockholder approval of the compensation arrangement. Cadence attempts to structure its compensation arrangements to achieve deductibility under Section 162(m) of the Internal Revenue Code, unless the benefit of such deductibility is considered outweighed by the Compensation Committee based on the need for flexibility or the attainment of other corporate objectives. The Compensation Committee will continue to monitor issues concerning the deductibility of executive compensation and will take appropriate action if and when it is warranted. Since corporate objectives may not always be consistent with the requirements for full deductibility, the Compensation Committee is prepared, if it deems appropriate, to enter into compensation arrangements under which payments may not be deductible under Section 162(m) of the Internal Revenue Code. Thus, deductibility will not be the sole factor used by the Compensation Committee in ascertaining appropriate levels or modes of compensation.

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COMPENSATION COMMITTEE REPORT

The current members of the Compensation Committee have reviewed and discussed the “Compensation Discussion and Analysis” above with management. Based on this review and discussion, the current members of the Compensation Committee recommended to the Board the inclusion of the “Compensation Discussion and Analysis” in this proxy statement and incorporation by reference into Cadence’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

COMPENSATION COMMITTEE

John B. Shoven, Chair

Mark W. Adams

Susan L. Bostrom

James D. Plummer

George M. Scalise

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee is, or was during or prior to fiscal 2016, an officer or employee of Cadence or any of its subsidiaries. None of Cadence’s executive officers serves or served as a director or member of the compensation committee of another entity where an executive officer of such other entity serves or served as a director or member of the Compensation Committee.

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COMPENSATION OF EXECUTIVE OFFICERS

The following table shows the compensation awarded to, paid to, or earned by Cadence’s NEOs in fiscal 2016 and, to the extent required, in fiscal 2015 and fiscal 2014.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(1)		Bonus ($)	Stock Awards ($)(2)(3)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)(4)	Total ($)
Lip-Bu Tan President and Chief Executive Officer	2016	$650,000		$ —	$3,221,420	$2,920,000	$806,086	$13,230	$7,610,736
	2015	650,000		—	2,145,000	2,291,850	829,413	13,230	5,929,493
	2014	650,000		—	1,726,250	1,924,200	699,404	11,040	5,010,894
Geoffrey G. Ribar Senior Vice President and Chief Financial Officer	2016	400,000		—	1,316,710	584,000	323,813	11,646	2,636,169
	2015	400,000		—	600,600	412,533	362,003	11,646	1,786,782
	2014	400,000		—	497,160	307,872	305,524	11,866	1,522,422
Anirudh Devgan Executive Vice President, Research and Development	2016	400,000	(5)	—	2,339,420	642,400	351,340	9,512	3,742,672
	2015	375,000		—	686,400	458,370	362,409	9,415	1,891,594
	2014	350,000		—	829,910	327,114	285,736	9,285	1,802,045
Pieter Vorenkamp(6) Former Senior Vice President, Research and Development	2016	275,481		330,000	4,196,810	640,651	76,835	7,839	5,527,616
Neil Zaman(7) Senior Vice President, Worldwide Field Operations	2016	350,000		—	1,730,065	642,400	412,621	9,512	3,144,598
	2015	322,129		—	1,087,950	155,955	328,987	14,519	1,909,540

(1)	Includes amounts deferred pursuant to Section 401(k) of the Internal Revenue Code and the Deferred Compensation Plan.

(2)	In accordance with SEC rules, the amount shown reflects the grant date fair value of stock awards and option awards granted during fiscal 2016 calculated pursuant to FASB ASC 718. The assumptions used to calculate the valuation of the awards for fiscal 2016 are set forth in Note 9 to the Notes to Consolidated Financial Statements in Cadence’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and the assumptions used to calculate the valuation of the awards for prior years are set forth in the Notes to Consolidated Financial Statements in Cadence’s annual report on Form 10-K for the corresponding years. While the grant date fair value of awards reflects the full value of the awards in the year of grant, the awards will be earned by the holder over a number of years, and the stock awards are subject to performance conditions. The terms of the applicable awards are discussed in more detail in the tables entitled “Grants of Plan-Based Awards in Fiscal Year 2016” and “Outstanding Equity Awards at 2016 Fiscal Year End.” The amount shown is based on the price of Cadence common stock on the date the award was granted and does not reflect any fluctuations in the price of Cadence common stock subsequent to the grant date. The amount shown therefore does not reflect the financial benefit that the holder of the award will actually realize upon the vesting of the award, and with respect to option awards, such amount does not reflect whether the option award will be exercised or exercisable prior to its expiration.

(3)

The amount shown includes both the grants of incentive stock awards (“ISAs”) and LTP Awards. The per share and aggregate grant date fair value of the ISAs and the LTP Awards, calculated pursuant to FASB ASC 718, are set forth below. Pursuant to FASB ASC 718, the grant date fair value of the LTP Awards was calculated based on the application of a Monte Carlo simulation model to determine the probable outcome of the market-based performance conditions. The vesting and other terms of the LTP Awards are discussed in more detail in the tables entitled “Grants of Plan-Based Awards in Fiscal Year 2016” and “Outstanding Equity

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Awards at 2016 Fiscal Year End” and in “Compensation Discussion and Analysis.” The grant date fair value of the LTP Awards does not correspond to the actual value that may be recognized by the holders of these awards, which may be higher or lower based on a number of factors, including Cadence’s performance, the performance of the companies included in the S&P Midcap 400 Information Technology Index as of February 8, 2016, stock price fluctuations and applicable vesting. Pursuant to FASB ASC 718, certain vesting conditions related to the LTP Awards are considered market conditions and not performance conditions for accounting purposes.

The table below sets forth the per share and aggregate grant date fair value of the ISAs and LTP Awards granted in fiscal 2016:

	ISAs			LTP Awards
Name	Shares	Per Share ($)	Aggregate ($)	Shares	Per Share ($)	Aggregate ($)
Lip-Bu Tan	100,000	$19.60	$1,960,000	200,000	$6.31	$1,261,420
Geoffrey G. Ribar	35,000	19.60	686,000	100,000	6.31	630,710
Anirudh Devgan	55,000	19.60	1,078,000	200,000	6.31	1,261,420
Pieter Vorenkamp(6)	110,000	23.95	2,634,500	150,000	10.42	1,562,310
Neil Zaman	40,000	19.60	784,000	150,000	6.31	946,065

(4)	The amounts listed in the “All Other Compensation” column above reflect the following and, unless noted below, are based upon the actual cost expended by Cadence in connection with the following amounts for fiscal 2016:

•	For Mr. Tan, the amount shown includes $7,950 for 401(k) matching contributions and $5,280 for term life insurance premium payments.

•	For Mr. Ribar, the amount shown includes $7,950 for 401(k) matching contributions and $3,696 for term life insurance premium payments.

•	For Mr. Devgan, the amount shown includes $7,950 for 401(k) matching contributions and $1,562 for term life insurance premium payments.

•	For Mr. Vorenkamp, the amount shown includes $6,374 for 401(k) matching contributions (which was unvested at the time of his resignation and was forfeited due to his resignation) and $1,465 for term life insurance premium payments.

•	For Mr. Zaman, the amount shown includes $7,950 for 401(k) matching contributions, $1,562 for term life insurance premium payments.

(5)	Mr. Devgan’s annual base salary was increased from $375,000 to $400,000 in February 2016, effective from the beginning of fiscal 2016, in connection with the expansion of his responsibilities to include leadership of the System & Verification Group.

(6)	Mr. Vorenkamp became an officer, as that term is defined for purposes of Section 16 of the Exchange Act, effective April 1, 2016, and resigned on January 12, 2017, as discussed in “Compensation Discussion and Analysis” above. In connection with the commencement of Mr. Vorenkamp’s employment with Cadence and the competitive nature of his hire, Mr. Vorenkamp received a one-time signing bonus of $330,000, a stock award and an option award. The amount shown for the stock award and option award is the aggregate grant date fair value calculated in accordance with FASB ASC 718, but these awards did not vest and have been forfeited and canceled due to Mr. Vorenkamp’s resignation. The amount shown for Mr. Vorenkamp’s non-equity incentive plan compensation earned in fiscal 2016 was pro-rated to reflect his employment commencement date and does not include a bonus payment for the second half of fiscal 2016, which he did not receive due to his resignation.

(7)	Mr. Zaman became an officer, as that term is defined for purposes of Section 16 of the Exchange Act, effective September 1, 2015.

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GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2016

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards					Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)		All Other Option Awards: Number of Securities Underlying Options (#)(4)		Exercise or Base Price of Option Awards ($/Sh)(5)	Grant Date Fair Value of Stock and Option Awards ($)(6)
		Threshold ($)(1)	Target ($)		Maximum ($)		Threshold (#)(2)	Target (#)	Maximum (#)
Lip-Bu Tan	2/08/16	$ —	$—		$—		—	—	—	100,000		—		$ —	$1,960,000
	2/08/16	—	—		—		0	64,358	200,000			—		—	1,261,420
	2/08/16	—	—		—		—	—	—	—		500,000		19.60	2,920,000
	SEBP	0	650,000		1,462,500		—	—	—	—		—		—	—
Geoffrey G. Ribar	2/08/16	—	—		—		—	—	—	35,000		—		—	686,000
	2/08/16	—	—		—		0	32,179	100,000	—		—		—	630,710
	2/08/16	—	—		—		—	—	—	—		100,000		19.60	584,000
	SEBP	0	300,000		675,000		—	—	—	—		—		—	—
Anirudh Devgan	2/08/16	—	—		—		—	—	—	55,000		—		—	1,078,000
	2/08/16	—	—		—		0	64,358	200,000	—		—		—	1,261,420
	2/08/16	—	—		—		—	—	—	—		110,000		19.60	642,400
	SEBP	0	300,000		675,000		—	—	—	—		—		—	—
Pieter Vorenkamp	5/15/16	—	—		—		—	—	—	110,000	(7)	—		—	2,634,500
	5/15/16	—	—		—		0	65,232	150,000	—		—		—	1,562,310
	5/15/16	—	—		—		—	—	—	—		110,000	(7)	23.95	640,651
	SEBP	0	281,250	(7)	632,813	(7)	—	—	—	—		—		—	—
Neil Zaman	2/08/16	—	—		—		—	—	—	40,000		—		—	784,000
	2/08/16	—	—		—		0	48,269	150,000	—		—		—	946,065
	2/08/16	—	—		—		—	—	—	—		110,000		19.60	642,400
	SEBP	0	350,000		787,500		—	—	—	—		—		—	—

(1)	The Non-Equity Incentive Plan Awards consist of cash bonuses under the SEBP. The minimum dollar amount for each such bonus award is $0.

(2)	The Equity Incentive Plan Awards consist of the LTP Awards. The minimum number of shares of each LTP Award is zero. The target number of shares of each LTP Award was calculated based on the application of a Monte Carlo simulation model to determine the probable outcome of the market-based performance conditions. All or a portion of the LTP Award shares vest upon achievement of certain absolute and relative total stockholder return goals, as described in “Compensation Discussion and Analysis” above. The target number of shares of each LTP Award does not correspond to the actual value that may be recognized by the holders of these awards, which may be higher or lower based on a number of factors, including Cadence’s performance, the performance of the companies included in the S&P Midcap 400 Information Technology Index as of February 8, 2016, stock price fluctuations and applicable vesting. Pursuant to FASB ASC 718, certain vesting conditions related to the LTP Awards are considered market conditions and not performance conditions for accounting purposes.

(3)	The stock awards granted to Messrs. Devgan, Ribar, Tan and Zaman on February 8, 2016 were granted under the Omnibus Plan and vest over three years, with 1/6th of the shares subject to such stock award vesting every six months after the date of grant, subject to the achievement of certain specified performance goals intended to qualify the stock awards as “performance-based compensation” under Section 162(m) of the Internal Revenue Code.

(4)	The stock options granted to Messrs. Devgan, Ribar, Tan and Zaman on February 8, 2016 were granted under the Omnibus Plan and vest over four years, with 1/48th of the shares vesting each month after the date of grant.

(5)	The exercise price of the stock options is the closing price of Cadence common stock on the date of grant.

(6)

In accordance with SEC rules, the amount shown reflects the grant date fair value of stock awards and option awards granted during fiscal 2016 calculated pursuant to FASB ASC 718. The assumptions used to calculate the valuation of

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the awards are set forth in Note 9 to the Notes to Consolidated Financial Statements in Cadence’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. The grant date fair value of the stock awards and stock options granted on February 8, 2016 is based on the price of Cadence common stock on the date the award was granted and does not reflect any fluctuations in the price of Cadence common stock subsequent to the grant date. The amount shown therefore does not reflect the financial benefit that the holder of the award will actually realize upon the vesting of the award, and with respect to option awards, such amount does not reflect whether the option award will be exercised or exercisable prior to its expiration.

Pursuant to FASB ASC 718, the grant date fair value of the LTP Awards was calculated based on the application of a Monte Carlo Simulation Model to determine the probable outcome of the market-based performance conditions. The per share grant date fair value of the LTP Awards granted on February 8, 2016 was $6.31 and the per share grant date fair value of the LTP Award granted to Mr. Vorenkamp on May 15, 2016 was $10.42. The vesting and other terms of the LTP Awards are discussed in more detail in the table entitled “Outstanding Equity Awards at 2016 Fiscal Year End” and in “Compensation Discussion and Analysis.” The grant date fair value of the LTP Awards does not correspond to the actual value that may be recognized by the holders of these awards, which may be higher or lower based on a number of factors, including Cadence’s performance, the performance of the companies included in the S&P Midcap 400 Information Technology Index as of February 8, 2016, stock price fluctuations and applicable vesting. Pursuant to FASB ASC 718, certain vesting conditions related to the LTP Awards are considered market conditions and not performance conditions for accounting purposes.

(7)	The stock award and option award granted to Mr. Vorenkamp on May 15, 2016 were granted in connection with the commencement of his employment with Cadence and the competitive nature of Mr. Vorenkamp’s hire. As discussed in “Compensation Discussion and Analysis” above, Mr. Vorenkamp resigned on January 12, 2017 and the stock award and option award granted to him on May 15, 2016 did not vest and have been forfeited and canceled due to his resignation.

The stock award was granted under the Omnibus Plan and would have vested over four years, with 1/4th of the shares vesting on each anniversary of the date of grant, subject to the achievement of certain specified performance goals intended to qualify the stock award as “performance-based compensation” under Section 162(m) of the Internal Revenue Code. The option award was also granted under the Omnibus Plan and would have vested over four years, with 1/4th of the shares vesting on the first anniversary of the date of grant and 1/36th of the remaining shares vesting monthly thereafter.

Mr. Vorenkamp commenced employment at Cadence in April 2016 and his target and maximum bonus amounts reflect annualized values for fiscal 2016. Mr. Vorenkamp’s actual bonus earned in fiscal 2016 (as shown in the Summary Compensation Table) was pro-rated based on his employment commencement date and does not include a bonus payment for the second half of fiscal 2016, which he did not receive due to his resignation.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2016 TABLE

Employment Terms

Certain elements of compensation set forth in the Summary Compensation Table and Grants of Plan-Based Awards in Fiscal Year 2016 table reflect the terms of an employment agreement or a letter between Cadence and each of the NEOs that were in effect as of December 31, 2016.

•	Lip-Bu Tan. Cadence is a party to an employment agreement with Mr. Tan that provides for an initial base salary of $600,000 per year and for Mr. Tan’s participation in the SEBP at an annual target bonus of 100% of his base salary. In 2012, Mr. Tan’s base salary was increased to $650,000.

•

Geoffrey G. Ribar. Cadence is a party to an employment agreement with Mr. Ribar that provides for an initial base salary of $350,000 per year and for Mr. Ribar’s participation in the SEBP at an annual target

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bonus of 75% of his base salary. In 2012, Mr. Ribar’s base salary was increased to $380,000 and, in 2013, his base salary was increased to $400,000.

•	Anirudh Devgan. Cadence is a party to an employment agreement with Mr. Devgan that provides for a base salary of $375,000 per year and for Mr. Devgan’s participation in the SEBP at an annual target bonus of 75% of his base salary. In February 2016, Mr. Devgan’s annual base salary was increased to $400,000 in connection with the expansion of his responsibilities to include leadership of the System & Verification Group.

•	Pieter Vorenkamp. Cadence was a party to an offer letter that provided Mr. Vorenkamp with an annual salary of $375,000 per year, participation in the SEBP Plan at an annual target bonus of 75% of his base salary and a one-time signing bonus of $330,000.

•	Neil Zaman. Pursuant to the letter confirming Mr. Zaman’s promotion to Senior Vice President, Worldwide Field Operations, Mr. Zaman is paid a base salary of $350,000 per year and participates in the SEBP at an annual target bonus of 100% of his base salary.

The proportion of salary to total compensation of the NEOs is explained above in “Compensation Discussion and Analysis.”

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OUTSTANDING EQUITY AWARDS AT 2016 FISCAL YEAR END

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Option Exercise Price ($)	Option Expiration Date		Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)(2)
Lip-Bu Tan	25,000	(3)	—		$10.94	4/01/18		—		$ —
	800,000	(4)	—		9.66	2/08/18		—		—
	500,000	(4)	—		11.62	2/06/19		—		—
	392,916		17,084		14.22	2/11/20		—		—
	354,166		145,834		13.81	2/04/21		—		—
	229,166		270,834		17.16	2/09/22		—		—
	104,166		395,834		19.60	2/08/23		—		—
	—		—		—	—		20,833	(5)	525,408
	—		—		—	—		62,499	(6)	1,576,225
	—		—		—	—		83,333	(7)	2,101,658
	—		—		—	—		200,000	(8)(9)	5,044,000
Geoffrey G. Ribar	71,875		3,125		14.22	2/11/20		—		—
	56,666		23,334		13.81	2/04/21		—		—
	41,250		48,750		17.16	2/09/22		—		—
	20,833		79,167		19.60	2/08/23		—		—
	—		—		—	—		6,000	(5)	151,320
	—		—		—	—		17,499	(6)	441,325
	—		—		—	—		29,167	(7)	735,592
	—		—		—	—		100,000	(8)(9)	2,522,000
Anirudh Devgan	60,208		24,792		13.81	2/04/21		—		—
	45,833		54,167		17.16	2/09/22		—		—
	22,916		87,084		19.60	2/08/23		—		—
	—		—		—	—		6,833	(5)	172,328
	—		—		—	—		5,000	(10)	126,100
	—		—		—	—		19,999	(6)	504,375
	—		—		—	—		45,833	(7)	1,155,908
	—		—		—	—		200,000	(8)(9)	5,044,000
Pieter Vorenkamp	—		110,000	(11)(12)	23.95	5/15/23	(11)(12)	—		—
	—		—		—	—		110,000	(12)(13)	2,744,200
	—		—		—	—		150,000	(9)(12)(14)	3,783,000
Neil Zaman	0		20,625		21.14	9/15/22		—		—
	0		87,084		19.60	2/08/23		—		—
	—		—		—	—		6,666	(15)	168,117
	—		—		—	—		3,332	(16)	84,033
	—		—		—	—		5,000	(17)	126,100
	—		—		—	—		12,499	(18)	315,225
	—		—		—	—		6,666	(19)	168,117
	—		—		—	—		13,332	(20)	336,233
	—		—		—	—		33,333	(7)	840,658
	—		—		—	—		150,000	(8)(9)	3,783,000

(1)	Unless otherwise indicated, these stock options were granted seven years prior to the expiration date and vest at a rate of 1/48th every month after the date of grant.

(2)	The market value of the stock awards that have not vested is calculated by multiplying the number of shares that have not vested by the closing price of Cadence common stock on December 30, 2016 (the last business day of Cadence’s fiscal 2016) of $25.22 per share.

(3)	Stock option was granted on the date ten years prior to the expiration date and, as of December 31, 2016, was fully vested.

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(4)	Stock option was granted on the date seven years prior to the expiration date and, as of December 31, 2016, was fully vested.

(5)	Restricted stock was granted on February 4, 2014 and vests at a rate of 1/6th every six months from the date of grant over three years, subject to the achievement of specific performance goals.

(6)	Restricted stock was granted on February 9, 2015 and vests at a rate of 1/6th every six months from the date of grant over three years, subject to the achievement of specific performance goals.

(7)	Restricted stock was granted on February 8, 2016 and vests at a rate of 1/6th every six months from the date of grant over three years, subject to the achievement of specific performance goals.

(8)	LTP Award was granted on February 8, 2016.

(9)	LTP Award vests upon achieving total stockholder return between a minimum threshold of 45.3% (corresponding to a $28 stock price, above which vesting begins) and a maximum of 123.1% (corresponding to a $43 stock price, at or above which 100% vesting would occur) from the $19.27 trailing 20-day average stock price as of February 8, 2016 (the original award grant date) through March 15, 2021 (the end of the award’s five-year term). The percentage of the grant that vests for total stockholder returns in between the 45.3% threshold and 123.1% maximum values is based on a linear interpolation between these two amounts, as shown in the LTP Payout Curve above. A portion of the LTP Award may vest before the end of the five-year term if total stockholder return reaches the vesting range by March 15, 2019 and/or March 15, 2020, provided that vesting is limited to 33% for the 2019 measurement date and 67% for the 2020 measurement date. Total stockholder return is calculated using a trailing 20-day average stock price and the corresponding stock prices cited above assume that no dividends, stock splits or other similar adjustments have occurred. No portion of the LTP Award will vest at any time unless Cadence’s total stockholder return from February 8, 2016 through the applicable measurement date is equal to or greater than the 35th percentile of the companies listed in the S&P MidCap 400 Information Technology Index as of February 8, 2016.

(10)	Restricted stock was granted on September 15, 2014 and vests at a rate of 1/3rd every year from the date of grant over three years, subject to the achievement of specific performance goals.

(11)	Stock option was granted on the date seven years prior to the expiration date and, as of December 31, 2016, was entirely unvested.

(12)	Pursuant to the resignation of Mr. Vorenkamp from his position as Senior Vice President, none of his stock options, restricted stock or LTP Award vested but have been forfeited and canceled.

(13)	Restricted stock was granted on May 15, 2016 and would have vested at a rate of 1/4th every year from the date of grant over four years, subject to the achievement of specific performance goals.

(14)	LTP Award was granted on May 15, 2016.

(15)	Restricted stock was granted on July 15, 2014 and vests over a 37-month period, with 1/6th of the shares vesting seven months after the date of grant and the remaining shares vesting in five equal installments every six months over two and a half years.

(16)	Restricted stock was granted on September 15, 2014 and vests at a rate of 1/6th every six months from the date of grant over three years.

(17)	Restricted stock was granted on October 15, 2014 and vests at a rate of 1/6th every six months from the date of grant over three years.

(18)	Restricted stock was granted on April 15, 2015 and vests at a rate of 1/6th every six months from the date of grant over three years.

(19)	Restricted stock was granted on July 15, 2015 and vests over a 37-month period, with 1/6th of the shares vesting seven months after the date of grant and the remaining shares vesting in five equal installments every six months over two and a half years.

(20)	Restricted stock was granted on September 15, 2015 and 1/3rd vests one year from the date of grant and the remaining shares vest at a rate of 1/6th every six months thereafter, subject to the achievement of specific performance goals.

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OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2016

The following table sets forth information with respect to the exercise of stock options by the NEOs during fiscal 2016 and the vesting during fiscal 2016 of stock awards previously granted to the NEOs:

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Lip-Bu Tan	850,000	$15,204,345	120,833	$2,689,200
Geoffrey G. Ribar	100,000	1,308,720	36,166	806,013
Anirudh Devgan	80,000	1,124,490	41,167	952,471
Pieter Vorenkamp	—	—	—	—
Neil Zaman	32,291	166,115	13,335	330,175

(1)	Amounts shown for option awards are determined by multiplying (i) the number of shares of Cadence common stock to which the exercise of the options related, by (ii) the difference between the per share sales price of Cadence common stock at exercise and the exercise price of the options.

(2)	Amounts shown for stock awards are determined by multiplying the number of shares that vested by the per share closing price of Cadence common stock on the vesting date.

NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL YEAR 2016

Under the Deferred Compensation Plan, executive officers may elect to defer up to 80% of their base salary and up to 100% of the non-equity incentive plan compensation payable to them. These deferred compensation payments are held in accounts with values indexed to the performance of selected mutual funds or money market accounts. Executive officers may elect to receive distributions from their account upon termination of employment with Cadence, the passage of a specified number of years or the attainment of a specified age, whichever event occurs first. In addition, executive officers may elect a lump-sum payment or monthly installments over a five or ten year period.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Lip-Bu Tan	$ —	$ —	$ 318	$19	$85,444
Geoffrey G. Ribar	—	—	—	—	—
Anirudh Devgan	3,840	—	2,844	6	33,495
Pieter Vorenkamp	—	—	—	—	—
Neil Zaman	—	—	—	—	—

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

EMPLOYMENT AGREEMENTS AND THE SEVERANCE PLAN

The information below describes certain compensation that would have become payable to the NEOs under existing plans and contractual arrangements, assuming that a termination of employment or a change in control combined with a termination of employment had occurred on December 31, 2016, based upon the $25.22 per share closing price of Cadence common stock on December 30, 2016 (the last business day of Cadence’s fiscal 2016), given the compensation and service levels of each NEO. In addition to the benefits described below, upon any termination of employment, the NEOs who elect to participate in the Deferred Compensation Plan would also be entitled to the amount shown in the “Aggregate Balance at Last FYE” column of the Nonqualified Deferred Compensation for Fiscal Year 2016 table above.

As of December 31, 2016, Messrs. Devgan, Ribar and Tan were each subject to an employment agreement with Cadence, while Messrs. Vorenkamp and Zaman were determined by the Compensation Committee to be participants in the Severance Plan, which was adopted by the Compensation Committee in May 2016. The employment agreements Cadence previously entered into with certain of its executive officers, including Messrs. Devgan, Ribar and Tan, contain severance provisions that remain in effect, and such executive officers do not participate in the Severance Plan.

The employment agreements and the Severance Plan generally provide for the payment of benefits if the executive’s employment with Cadence is terminated by Cadence without “cause” (as defined below), upon a termination of employment due to death or “permanent disability” (as defined below), and upon a termination of employment either by Cadence without “cause” or by the executive in connection with a “constructive termination” (as defined below) that occurs during the period commencing three months before a “change in control” (as defined below) of Cadence and ending thirteen months following such “change in control.” In addition, the employment agreements generally provide for the payment of benefits if the executive’s employment with Cadence is terminated by the executive in connection with a “constructive termination.” The Severance Plan, however, does not provide for the payment of benefits if the executive’s employment with Cadence is terminated by the executive in connection with a “constructive termination” unless the “constructive termination” commences within three months prior to a “change in control” of Cadence and ending thirteen months following such “change in control.” The employment agreements and the Severance Plan do not provide for any benefits upon a termination by Cadence for “cause” or upon a voluntary resignation by the executive.

For purposes of the employment agreements and the Severance Plan, “cause,” “constructive termination,” “change in control” and “permanent disability” are defined as follows:

“Cause” generally means an executive’s:

•	gross misconduct or fraud in the performance of duties;

•	conviction or guilty plea or plea of nolo contendere with respect to any felony or act of moral turpitude;

•	engagement in any material act of theft or material misappropriation of company property in connection with employment;

•	material breach of Cadence’s bylaws or any other agreement with Cadence or its affiliates (including the Code of Business Conduct and proprietary information and inventions agreement); or

•	material failure or refusal to perform the assigned duties.

“Constructive termination” generally means the occurrence of any one of the following events:

•	for Mr. Tan – a material adverse change, without his written consent, in his authority, duties, title or reporting relationship causing his position to be of materially less stature or responsibility, including removal from his current position, or a reduction, without his written consent, in his base salary then in effect by more than 5% or a reduction by more than 5% in the stated target bonus opportunity;

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•	for Mr. Ribar – Cadence’s removal of his executive position and determination not to identify him as an executive officer of Cadence for purposes of the rules promulgated under Section 16 of the Exchange Act or any change, without his written consent, to his reporting structure causing him to no longer report to the CEO;

•	for Messrs. Devgan, Vorenkamp and Zaman – Cadence’s removal of his position as set forth in the employment agreement for Mr. Devgan and, for Messrs. Vorenkamp and Zaman, demotion from Senior Vice President;

•	for Messrs. Devgan, Ribar, Vorenkamp and Zaman – a reduction, without written consent, in base salary by more than 10% or a reduction by more than 10% in the stated target bonus opportunity;

•	for Messrs. Devgan, Tan and Ribar – in the event the executive, prior to a “change in control,” is identified as an executive officer of Cadence for purposes of the rules promulgated under Section 16 of the Exchange Act and following a “change in control” in which Cadence or any successor remains a publicly traded entity, the executive is not identified as an executive officer for purposes of Section 16 of the Exchange Act at any time within one year after the “change in control;”

•	for Messrs. Devgan, Tan and Ribar – any material breach by Cadence of any provision of the employment agreement;

•	a relocation of the executive’s principal place of employment by more than 30 miles, unless the executive consents in writing to such relocation; or

•	any failure by Cadence to obtain the written assumption of the employment agreement or the Severance Plan by any successor to Cadence.

“Change in control” generally means the occurrence of any one of the following events:

•	any person acquires more than 50% of the total voting power represented by Cadence’s then outstanding voting securities;

•	any person acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person) more than 30% of the total voting power represented by Cadence’s then outstanding voting securities;

•	if a majority of the members of the Board are replaced in any two-year period other than in specific circumstances;

•	the consummation of a merger or consolidation of Cadence with any other corporation if such merger or consolidation is approved by the stockholders of Cadence, other than a merger or consolidation in which the holders of Cadence’s outstanding voting securities immediately prior to such merger or consolidation receive securities possessing at least 80% of the total voting power represented by the outstanding voting securities of the surviving entity immediately after such merger or consolidation; or

•	the consummation of the liquidation, sale or disposition by Cadence of all or substantially all of Cadence’s assets if such liquidation, sale or disposition is approved by the stockholders of Cadence.

“Permanent disability” generally means any medically determinable physical or mental impairment that can reasonably be expected to result in death or that has lasted or can reasonably be expected to last for a continuous period of not less than twelve months and that renders the executive unable to perform effectively all of the essential functions of the position pursuant to the employment agreement or the Severance Plan, with or without reasonable accommodation.

If the executive’s employment is terminated by Cadence without “cause” (and not due to death or “permanent disability”) under the applicable employment agreement or Severance Plan, or if the executive terminates employment in connection with a “constructive termination” under the applicable employment agreement, the executive will be entitled to the benefits provided for in a transition agreement provided for in the applicable employment agreement or Severance Plan in exchange for the executive’s execution and delivery of a general

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release of claims in favor of Cadence. The transition agreements provide for a transition period commencing on the date that the executive no longer holds his or her executive position and ending on the earliest of (i) the date on which the executive resigns as an employee of Cadence, (ii) the date on which Cadence terminates the executive’s employment due to a material breach by the executive of executive’s duties or obligations under the transition agreement, and (iii) one year from the transition commencement date. During such transition period Cadence would provide the following payments and benefits:

•	continued employment by Cadence as a non-executive employee for up to a one year transition period at a monthly salary of $4,000 per month ($2,000 in the case of Mr. Vorenkamp), payable for up to six months commencing on the first pay date that is more than 30 days following the date that is six months following the commencement of the transition period;

•	provided the executive elects COBRA coverage, continued coverage during the one year transition period (six months in the case of Mr. Vorenkamp) under Cadence’s medical, dental and vision insurance plans, at Cadence’s expense;

•	accelerated vesting, as of the commencement of the transition period, of the executive’s outstanding and unvested equity compensation awards, other than awards with performance-based vesting criteria, that would have vested over the succeeding twelve-month period (or, in the case of Mr. Tan, the succeeding 18-month period, and in the case of Mr. Vorenkamp, the succeeding six month period); provided that, if the executive remains employed pursuant to the transition agreement through the end of the applicable performance period, unvested equity compensation awards that are subject to performance-based vesting criteria and that are outstanding as of the commencement of the transition period will continue to vest through the end of the applicable performance period only to the extent such performance period ends within twelve months (or, in the case of Mr. Tan, 18 months, and in the case of Mr. Vorenkamp, six months) after the commencement of the transition period, the applicable performance conditions are satisfied and the executive remains employed pursuant to the transition agreement through the end of the applicable performance period;

•	a lump-sum payment equal to one year’s base salary (or, in the case of Mr. Vorenkamp, equal to six months’ base salary) at the highest annualized rate in effect during the executive’s employment, payable on the 30th day following the date that is six months after the commencement of the transition period (the “First Transition Payment Date”); and

•	a lump-sum payment equal to a percentage of the executive’s annual base salary at the highest rate in effect during the executive’s employment (100% for Messrs. Tan and Zaman, 75% for Messrs. Devgan and Ribar and 37.5% for Mr. Vorenkamp), payable 30 to 60 days following the one-year anniversary of the transition commencement date (the “Second Transition Payment Date”), provided the executive does not resign from employment with Cadence and Cadence does not terminate the executive’s employment due to a material breach of the executive’s duties under the transition agreement.

In addition, the employment agreements and the Severance Plan provide that if, within three months before or thirteen months after a “change in control,” an executive’s employment is terminated without “cause” or the executive terminates employment in connection with a “constructive termination,” then, in exchange for the executive’s execution and delivery of a transition and release agreement, in lieu of the equity acceleration described above, all of the executive’s outstanding and unvested equity compensation awards will immediately vest in full (unless specifically provided to the contrary in the equity grant agreements). All other provisions of the transition agreement described in the paragraph above remain unchanged, except that the executives will also receive: (i) a lump-sum payment equal to 50% of annual base salary (25% in the case of Mr. Vorenkamp) at the highest rate in effect during the executive’s employment on the First Transition Payment Date, and (ii) a lump-sum payment equal to 37.5% (or, in the case of Messrs. Tan and Zaman, 50%, and in the case of Mr. Vorenkamp, 18.75%) of annual base salary at the highest rate in effect during the executive’s employment on the Second Transition Payment Date. The executives are not entitled to a tax gross-up in connection with any “excess parachute payments” paid upon a “change in control,” but instead are entitled to the best after-tax alternative.

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Under the employment agreements and the Severance Plan, if the executive’s employment is terminated due to the executive’s death or “permanent disability,” the executive will be entitled to the following payments and benefits if the executive’s estate executes and delivers a release agreement:

•	accelerated vesting, as of the date of the executive’s termination of employment, of outstanding unvested equity compensation awards that would have vested over the succeeding twelve-month period (or, in the case of Mr. Vorenkamp, a six-month period), and such awards and all previously-vested equity awards will remain exercisable for 24 months from the date of the executive’s termination of employment (but not later than the expiration of the term of the applicable award); and

•	solely in the case of termination due to “permanent disability,” and provided the executive elects COBRA coverage, continued coverage for twelve months (or, in the case of Mr. Vorenkamp, six months) under Cadence’s medical, dental and vision insurance plans, at Cadence’s expense.

The receipt of benefits following termination of employment under the employment agreements and the Severance Plan is contingent upon the affected executive delivering and not revoking a general release in favor of Cadence. In addition, the post-termination benefits provided for under these employment agreements and the Severance Plan, except upon death or “permanent disability,” are contingent upon the affected executive complying with the terms of the transition agreements. During the transition period, the executive is entitled to receive the payments described above, is prohibited from competing with Cadence, soliciting employees of Cadence or interfering with Cadence’s relationships with its current or prospective clients, customers, joint-venture partners or financial backers, and must provide Cadence with continued cooperation in matters related to the executive’s employment. Any violation of the provisions of the transition agreement would result in the cessation of Cadence’s obligation to provide the then-unpaid portion of the affected executive’s termination benefits.

LIFE INSURANCE

In addition to the benefits described above and quantified below, Cadence provides each of its benefits-eligible U.S.-based employees, including each of its executive officers, with life insurance in an amount equal to the lesser of two times the employee’s annual target cash compensation (base salary plus target bonus) or $2,000,000, which, as of December 31, 2016, for Messrs. Tan, Ribar, Devgan, Vorenkamp and Zaman was $2,000,000, $1,400,000, $1,400,000, $1,312,500 and $1,400,000, respectively.

POTENTIAL PAYMENTS

The tables below set forth the estimated value of the potential payments to the NEOs, assuming the executive’s employment had terminated on December 31, 2016, based upon the $25.22 per share closing price of Cadence common stock on December 30, 2016 (the last business day of Cadence’s fiscal 2016), under the applicable employment agreement or Severance Plan in effect at that time, and, for purposes of the second table below, that a change in control of Cadence had also occurred on that date. Amounts are reported without any reduction for possible delay in the commencement or timing of payments or due to any reduction under Section 280G of the Internal Revenue Code.

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Potential Payments and Benefits Upon a Termination of Employment by Cadence Without Cause or by Executive in Connection with a Constructive Termination Not in Connection with a Change in Control

Name	Transition Period Salary ($)	Lump Sum Payment (7 Months After Termination) ($)	Lump Sum Payment (13 Months After Termination) ($)	Company- Paid COBRA Premiums ($)	Vesting of Stock Options ($)(1)	Vesting of Restricted Stock Awards ($)(2)	Pre-Tax Total ($)
Lip-Bu Tan	$24,000	$650,000	$650,000	$15,498	$4,416,889	$3,362,633	$9,119,020
Geoffrey G. Ribar	24,000	400,000	300,000	15,373	584,425	739,778	2,063,576
Anirudh Devgan	24,000	400,000	300,000	27,447	598,512	1,097,045	2,447,004
Pieter Vorenkamp(3)	12,000	187,500	140,625	9,366	37,835	693,550	1,080,876
Neil Zaman(3)	24,000	350,000	350,000	27,447	185,150	1,176,866	2,113,463

(1)	These amounts are calculated based on the number of shares of Cadence common stock that would have been subject to acceleration multiplied by the difference between the closing price of Cadence common stock on December 30, 2016 (the last business day of Cadence’s fiscal 2016) of $25.22 per share (assuming it was the market price per share of Cadence common stock on the date of termination of employment) and the exercise price of the stock option.

(2)	These amounts are calculated based on the number of shares of Cadence common stock that would have been subject to acceleration multiplied by the closing price of Cadence common stock on December 30, 2016 (the last business day of Cadence’s fiscal 2016) of $25.22 per share.

(3)	Under the terms of the Severance Plan, Messrs. Vorenkamp and Zaman would have been eligible for severance benefits following a termination of employment by Cadence without “cause,” but would not have been entitled to severance benefits following a “constructive termination” not in connection with a “change in control.”

Potential Payments and Benefits Upon a Termination of Employment by Cadence Without Cause or by Executive in Connection with a Constructive Termination Within 3 Months Prior to or 13 Months Following a Change in Control

Name	Transition Period Salary ($)	Lump Sum Payment (7 Months After Termination) ($)		Lump Sum Payment (13 Months After Termination) ($)		Company- Paid COBRA Premiums ($)	Vesting of Stock Options ($)(1)	Vesting of Restricted Stock Awards ($)(2)	Pre-Tax Total ($)
Lip-Bu Tan	$24,000	$975,000	(3)	$975,000	(3)	$15,498	$6,259,398	$4,203,291	$12,452,187
Geoffrey G. Ribar	24,000	600,000		450,000		15,373	1,138,459	1,328,236	3,556,068
Anirudh Devgan	24,000	600,000		450,000		27,447	1,208,875	1,958,711	4,269,033
Pieter Vorenkamp	12,000	281,250		210,938		9,366	139,700	2,774,200	3,427,454
Neil Zaman	24,000	525,000		525,000		27,447	573,562	2,038,482	3,713,491

(1)	These amounts are calculated based on the number of shares of Cadence common stock that would have been subject to acceleration upon a termination of employment in connection with a change in control multiplied by the difference between the closing price of Cadence common stock on December 30, 2016 (the last business day of Cadence’s fiscal 2016) of $25.22 per share (assuming it was equal to the market price per share of Cadence common stock on the date of termination of employment) and the exercise price of the stock option.

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(2)	These amounts are calculated based on the number of shares of Cadence common stock that would have been subject to acceleration upon a termination of employment in connection with a change in control multiplied by the closing price of Cadence common stock on December 30, 2016 (the last business day of Cadence’s fiscal 2016) of $25.22 per share.

(3)	If, within three months or before thirteen months after a “change in control,” Mr. Tan’s employment were terminated without “cause” or if Mr. Tan were to terminate his employment in connection with a “constructive termination,” Mr. Tan would receive two payments, one at seven months after termination and one at thirteen months after termination, each of which would equal 150% of his base salary, for a total of $1,950,000.

Potential Payments and Benefits Upon a Termination of Employment by Reason of Death or Due to Permanent Disability

The table below sets forth the estimated value of the potential payments to each NEO, assuming the executive’s employment had terminated on December 31, 2016 by reason of the executive’s death or “permanent disability.” Amounts are reported without any reduction for possible delay in the commencement or timing of payments.

Name	Company-Paid COBRA Premiums (Upon Termination of Employment Due to Permanent Disability) ($)	Vesting of Stock Options ($)(1)	Vesting of Restricted Stock Awards ($)(2)	Pre-Tax Total (Upon Termination of Employment Due to Permanent Disability) ($)	Pre-Tax Total (Upon Termination of Employment Due to Death) ($)
Lip-Bu Tan	$15,498	$3,324,174	$2,416,883	$5,756,555	$5,741,057
Geoffrey G. Ribar	15,373	584,425	739,778	1,339,576	1,324,203
Anirudh Devgan	27,447	598,512	1,097,045	1,723,004	1,695,557
Pieter Vorenkamp	9,366	37,835	693,550	740,751	731,385
Neil Zaman	27,447	185,150	1,176,866	1,389,463	1,362,016

(1)	These amounts are calculated based on the number of shares of Cadence common stock that would have been subject to acceleration multiplied by the difference between the closing price of Cadence common stock on December 30, 2016 (the last business day of Cadence’s fiscal 2016) of $25.22 per share (assuming it was equal to the market price per share of Cadence common stock on the date of termination of employment) and the exercise price of the stock option.

(2)	These amounts are calculated based on the number of shares of Cadence common stock that would have been subject to acceleration multiplied by the closing price of Cadence common stock on December 30, 2016 (the last business day of Cadence’s fiscal 2016) of $25.22 per share.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about Cadence’s equity compensation plans, including its equity incentive plans and employee stock purchase plans, as of December 31, 2016:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	6,657,916	(1)	$14.36	16,095,612 (2)
Equity compensation plans not approved by security holders	34,964	(3)	$ 6.59	0

Total	6,692,880		$14.32	16,095,612

(1)	This amount excludes purchase rights accruing under the Employee Stock Purchase Plan (the “ESPP”), for which remaining available rights are included in column (c). Under the ESPP, each eligible employee may purchase shares of Cadence common stock at six-month intervals at a purchase price per share equal to 85% of the lower of the fair market value of Cadence common stock on (i) the first day of an offering period (currently, six months in duration), or (ii) the last day of the offering period.

(2)	This amount includes 5,189,313 shares available for issuance under the ESPP as of December 31, 2016.

(3)	This amount represents the options outstanding under the Amended and Restated 1997 Nonstatutory Stock Incentive Plan (the “1997 Plan”). The 1997 Plan provided for the issuance of nonstatutory stock options, restricted stock, RSUs, stock bonuses and rights to acquire restricted stock to Cadence employees and consultants who were not executive officers (other than in limited cases of grants to individuals not then employed by Cadence, as a material inducement to such person becoming an employee and executive officer of Cadence), directors or beneficial owners of 10% or more of Cadence common stock.

The exercise price of options granted under the 1997 Plan could not be less than the fair market value of a share of Cadence common stock on the grant date. For grants outstanding under the 1997 Plan, the fair market value was the closing price of Cadence common stock on the grant date. Options granted to new employees under the 1997 Plan generally vested over a four-year period, with one-fourth of the shares vesting one year from the vesting commencement date, and the remaining shares vesting in 36 equal monthly installments thereafter. Options granted to existing employees under the 1997 Plan generally vested over a four-year period, in 48 equal monthly installments. All outstanding options granted under the 1997 Plan expire seven years from the grant date. The vesting of options and restricted stock may be subject to continued employment, the passage of time and/or performance criteria deemed appropriate by the Board.

In connection with the adoption of the Omnibus Plan, reserved shares of common stock that were not subject to a grant or shares as to which a stock award was forfeited under the 1997 Plan become available for grant under the Omnibus Plan.

This amount excludes 424,218 shares subject to issuance upon exercise of options assumed in connection with acquisitions at a weighted average exercise price of $2.51.

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CERTAIN TRANSACTIONS

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

The Board has adopted written Related Party Transaction Policies and Procedures, which require that all “interested transactions” with “related parties” (each as defined below) be subject to approval or ratification in accordance with the procedures outlined in the policy.

An “interested transaction” is any transaction, arrangement or relationship, or series of similar transactions, arrangements or relationships, in which:

•	The aggregate amount involved will or may be expected to exceed $100,000 since the beginning of Cadence’s last completed fiscal year;

•	Cadence or any of its subsidiaries is a participant; and

•	Any “related party” has or will have a direct or indirect interest (other than solely as a result of being a director or, together with all other related parties, less than 10%, in the aggregate, beneficial owner of another entity).

A “related party” covered by the policy is any:

•	Person who was or is (since the beginning of the last fiscal year) an executive officer, director or nominee for election as a director of Cadence;

•	Greater than 5% beneficial owner of Cadence common stock; or

•	Immediate family member of any of those parties, which includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in law and anyone residing in such person’s home (other than tenants or employees).

The Corporate Governance and Nominating Committee reviews the material facts of all interested transactions and either approves or disapproves of the entry into the transaction. If advanced approval of an interested transaction is not feasible, the transaction is reviewed and, if the Corporate Governance and Nominating Committee determines it to be appropriate, ratified at that committee’s next scheduled meeting. In determining whether to approve or ratify an interested transaction, the Corporate Governance and Nominating Committee takes into account, among other appropriate factors, the extent of the related party’s interest in the transaction and whether the interested transaction is on terms no less favorable than terms generally available to unaffiliated third parties under similar circumstances. Directors may not participate in any discussion or approval of an interested transaction for which they are a related party.

The Corporate Governance and Nominating Committee has preapproved or ratified the following categories of potential interested transactions:

•	Any employment by Cadence of an executive officer of Cadence if:

•	The related compensation is required to be reported in Cadence’s proxy statement under the SEC’s compensation disclosure requirements, or

•	The executive officer is not an immediate family member of a “related party,” the related compensation would be reported in Cadence’s proxy statement under the SEC’s compensation disclosure requirements if the executive officer was a NEO and the Compensation Committee approved (or recommended that the Board approve) such compensation;

•	Any compensation paid to a director if the compensation is required to be reported in Cadence’s proxy statement under the SEC’s compensation disclosure requirements;

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•	Any transaction with another company in which the related person’s only relationship is as a non-executive employee, director and/or equity owner of, together with all other related parties, less than 10% of that company’s shares, if the aggregate amount involved, since the beginning of Cadence’s last completed fiscal year, exceeds $100,000 but does not exceed the greater of (i) $200,000 and/or (ii) 5% of the recipient’s total annual revenues;

•	Any charitable contribution by Cadence to a charitable organization, foundation or university at which a related person’s only relationship is as a non-executive employee or director, if the aggregate amount involved, since the beginning of Cadence’s last completed fiscal year, exceeds $100,000 but does not exceed the lesser of (i) $200,000 or (ii) 5% of the charitable organization’s total annual revenues, or if donations are made pursuant to Cadence’s matching program as a result of contributions by employees, pursuant to a program that is available on the same terms to all employees of Cadence;

•	Any transaction where the related person’s interest arises solely from the ownership of Cadence common stock and all holders of Cadence common stock received the same benefit on a pro rata basis; and

•	Any transaction with a related party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

The Board has also delegated to the Chair of the Corporate Governance and Nominating Committee the authority to pre-approve or ratify any interested transaction with a related party in which the aggregate amount is expected to be less than $1,000,000. Further, if a director serves as an executive officer of another company with which Cadence does business, the Corporate Governance and Nominating Committee may establish guidelines, via resolutions, under which certain transactions are deemed pre-approved and the Corporate Governance and Nominating Committee, on at least an annual basis, reviews both Cadence’s relationship with the director-affiliated company and the guidelines that have been established for management of that relationship.

TRANSACTIONS WITH RELATED PARTIES

As disclosed previously and in this proxy statement, Mr. Tan, Cadence’s President and CEO and a member of the Board, is also the founder and Chairman of Walden International (“Walden”), an international venture capital firm, that invests in privately-held companies. In addition to continuing to be Chairman of Walden, from time to time Mr. Tan also makes direct investments alongside Walden or in other companies in the semiconductor and electronics systems industry for himself or his family. Certain companies that are customers of Cadence have, from time to time, invested in Walden funds. As of December 31, 2016, the aggregate amount of such investments by such customers represented approximately 8.4% of Walden’s total cumulative capital commitments.

From time to time, companies in which Walden or Mr. Tan has invested are customers of Cadence or otherwise transact with Cadence. In fiscal 2016, customer arrangements involving Walden-associated companies accounted for less than 3% of Cadence’s consolidated gross revenue. All of these arrangements were on market terms and none of these arrangements individually was material to Cadence. In addition, Cadence in fiscal 2016 leased on market terms excess office space in its San Jose headquarters campus to one Walden-associated company, but as of December 31, 2016, this company is no longer leasing the excess office space. Mr. Tan holds less than 3% of the equity of this company and the aggregate rental income to Cadence from this arrangement in fiscal 2016 was insignificant to Cadence.

In fiscal 2016, Cadence acquired Rocketick Technologies Ltd. (“Rocketick”), an Israel-based privately held developer and provider of multicore parallel simulation software used in system-on-chip verification. A trust for the benefit of the children of Mr. Tan owned less than 2% of Rocketick. Mr. Tan and his wife serve as co-trustees of the trust and disclaim pecuniary and economic interest in the trust. The Board reviewed the transaction and concluded that it was in the best interests of Cadence to proceed with the transaction. Mr. Tan recused himself from the Board’s discussion of the valuation of Rocketick and on whether to proceed with the transaction. A financial advisor provided a fairness opinion to Cadence in connection with the transaction.

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While none of the foregoing transactions, individually or in the aggregate, is material to Cadence or Mr. Tan, the Board has nonetheless put in place policies and procedures designed to assure that any such transactions are appropriately reviewed and monitored by the Corporate Governance and Nominating Committee and that any such transactions that are entered into are on an arm’s length basis and on terms that are not adverse to Cadence. Such transactions will be undertaken by Cadence only when the transactions are in the best interests of Cadence and when Mr. Tan’s interest is appropriately disclosed and the transaction is approved by the Corporate Governance and Nominating Committee (e.g., on the basis that it will be made on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and considering the extent of Mr. Tan’s interest in the transaction). In addition, all such transactions, including discussions prior to the execution of the agreements, are subject to the terms of the Code of Business Conduct and Related Party Transaction Policies and Procedures. These policies and internal procedural guidelines also require that Mr. Tan recuse himself from any discussion or approval by the Corporate Governance and Nominating Committee of Cadence’s transactions with those companies that are associated with Walden or Mr. Tan, except to provide material information concerning such transactions to the Corporate Governance and Nominating Committee. Further, when required by SEC rules and regulations, Cadence will disclose the terms of individual transactions to its stockholders.

INDEMNIFICATION AGREEMENTS

Cadence’s Bylaws provide that Cadence will indemnify its directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Cadence’s Bylaws also authorize the Board to cause Cadence to enter into indemnification agreements with its directors, officers and employees and to purchase insurance on behalf of any person it is permitted to indemnify. Pursuant to these Bylaw provisions, Cadence has entered into indemnity agreements with each of its directors and executive officers, and has also purchased insurance on behalf of its directors and executive officers.

Each indemnity agreement provides, among other things, that Cadence will indemnify each signatory to the extent provided in the agreement for expenses, witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that the individual becomes legally obligated to pay because of any claim or claims made against or by him or her in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitral, administrative or investigative, to which the individual is or may be made a party by reason of his or her position as a director, officer, employee or other agent of Cadence, and otherwise as may be provided to the individual by Cadence under the non-exclusivity provisions of the Delaware General Corporation Law and Cadence’s Bylaws.

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OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

James J. Cowie
Sr. Vice President, General Counsel and Secretary

March 23, 2017

A COPY OF CADENCE’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2016 CAN BE FOUND ON THE INTERNET AT WWW.CADENCE.COM/CADENCE/INVESTOR_RELATIONS OR, IF A STOCKHOLDER REQUESTED A PAPER COPY, IT IS BEING DELIVERED WITH THIS PROXY STATEMENT, AND IS ALSO AVAILABLE, ALONG WITH THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE FILED WITH THE SEC PURSUANT TO RULE 13A-1 FOR CADENCE’S MOST RECENT FISCAL YEAR, WITHOUT CHARGE UPON WRITTEN REQUEST TO: INVESTOR RELATIONS, CADENCE DESIGN SYSTEMS, INC., 2655 SEELY AVENUE, BUILDING 5, SAN JOSE, CALIFORNIA 95134.

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APPENDIX A

CADENCE DESIGN SYSTEMS, INC.

OMNIBUS EQUITY INCENTIVE PLAN(1)

This Omnibus Equity Incentive Plan (the “Plan”) of Cadence Design Systems, Inc., a Delaware corporation (the “Company”), amends and restates in its entirety the Plan. Following the Effective Date, no additional Awards shall be granted under the prior plans that have been consolidated into the Plan (the “Prior Plans”), and all outstanding Awards granted under the Prior Plans shall remain subject to the terms of the Prior Plans with respect to which such Awards were originally granted and the Shares issuable under such Awards shall be issued from such Prior Plans. All Awards granted subsequent to the Effective Date shall be subject to the terms of this Plan.

1.	Purposes of the Plan. The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and its Affiliates, and to promote the success of the Company’s business.

2.	Definitions. As used herein, the following definitions shall apply:

(a)	“Affiliate” shall mean any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b)	“Award” shall mean any right granted under the Plan, including an Option, an award of Incentive Stock or a Restricted Stock Unit.

(c)	“Award Agreement” means a written agreement between the Company and a holder of an Award, or other instrument, evidencing the terms and conditions of an individual Award grant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

(d)	“Board” shall mean the Committee, if one has been appointed, or the Board of Directors, if no Committee is appointed.

(e)	“Board of Directors” shall mean the Board of Directors of the Company.

(f)	“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

(g)	“Committee” shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

(h)	“Common Stock” shall mean the common stock of the Company.

(i)	“Company” shall mean Cadence Design Systems, Inc., a Delaware corporation.

(1)	Approved by: the Board of Directors on February 5, 2014 and the stockholders on May 6, 2014

Amendment and Restatement Approved by: the Board of Directors on February 22, 2017 and the stockholders on May 4, 2017 (Subject to stockholder approval)

Termination Date: May 4, 2027 (Subject to stockholder approval)

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(j)	“Consultant” shall mean any consultant, independent contractor or adviser rendering services to the Company or an Affiliate (provided that such person renders bona fide services not in connection with the offering and sale of securities in capital raising transactions). The term “Consultant” shall not include non-employee members of the Board of Directors.

(k)	“Continuous Status as an Employee or Consultant” shall mean the absence of any interruption or termination of service, whether as an Employee or Consultant. The Board shall determine whether Continuous Status as an Employee or Consultant shall be considered interrupted in the case of: (i) any approved leave of absence, including sick leave, military leave or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors. Continuous Status as an Employee or Consultant shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or any Affiliate, provided that there is no interruption or termination thereof.

(l)	“Effective Date” shall mean May 6, 2014.

(m)	“Employee” shall mean any person, including officers and directors, employed by the Company or any Affiliate. The payment of a director’s fee or other compensation paid solely on account of service as a director by the Company shall not be sufficient to constitute “employment” by the Company.

(n)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(o)	“Fair Market Value” means the closing price of the Common Stock on such date, as reported on the NASDAQ Global Select Market or such other primary national exchange on which the Common Stock is listed. In the event the Common Stock is not listed on an exchange as described in the previous sentence, Fair Market Value with respect to any relevant date shall be determined in good faith by the Board.

(p)	“Incentive Stock” means shares of Common Stock granted to a Participant pursuant to Section 10 hereof.

(q)	“Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(r)	“Nonstatutory Stock Option” shall mean an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(s)	“Option” shall mean a stock option granted pursuant to the Plan, which may be either an Incentive Stock Option or a Nonstatutory Stock Option, at the discretion of the Board and as reflected in the terms of the applicable Award Agreement.

(t)	“Optioned Stock” shall mean the Common Stock subject to an Option.

(u)	“Parent” shall mean a “parent corporation” of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(v)	“Participant” shall mean an Employee or Consultant who receives an Award.

(w)	“Plan” shall mean this Omnibus Equity Incentive Plan, as amended from time to time.

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(x)	“Prior Plans” shall mean the Company’s Amended and Restated 1987 Stock Incentive Plan and the Company’s Amended and Restated 2000 Equity Incentive Plan (which includes reserved shares of Common Stock that are not subject to a grant or as to which an Award granted has been forfeited under the Company’s 1993 Nonstatutory Stock Incentive Plan, as amended, and the Company’s 1997 Nonstatutory Stock Incentive Plan, as amended).

(y)	“Qualifying Performance Criteria” shall mean any one or more of the following performance criteria as determined pursuant to an objective formula, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, segment or Affiliate, either individually, alternatively or in any combination, and measured over a performance period determined by the Board, on an absolute basis or relative to a pre-established target, or compared to previous results or to a designated comparison group, in each case as specified by the Board in an Award (and in each case on a GAAP or non-GAAP basis, if applicable): (a) cash flow (including measures of operating or free cash flow), (b) earnings per share (diluted or basic), (c) earnings per share from continuing operations, (d) earnings (including but not limited to earnings before interest, taxes, depreciation and amortization), (e) return on equity, (f) total stockholder return, (g) return on capital, (h) return on assets or net assets, (i) revenue or revenue growth, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin, (n) return on operating revenue, (o) market share, (p) customer loyalty or satisfaction as measured by a customer loyalty or satisfaction index determined by an independent consultant or expert in measuring such matters, (q) return on investment, (r) stock price, (s) market capitalization, (t) cash from operations, (u) product innovation or release schedule, (v) capital expenditure, (w) working capital, (x) cost of capital, (y) cost reductions, (z) bookings and segments of bookings such as net product bookings, (aa) market penetration, and (bb) technology development or proliferation.

(z)	“Restricted Stock Unit” means an Award granted to a Participant pursuant to Section 10 hereof pursuant to which shares of Common Stock or cash in lieu thereof may be issued in the future.

(aa)	“Rule 16b-3” shall mean Rule 16b-3 of the Exchange Act, or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(bb)	“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(cc)	“Share” shall mean a share of Common Stock, as may be adjusted in accordance with Section 12 of the Plan.

(dd)	“Subsidiary” shall mean a “subsidiary corporation” of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.	Stock Subject to the Plan.

(a)	Share Reserve. Subject to the provisions of Sections 3(b) and 12 of the Plan, the number of Shares reserved for issuance under the Plan is (i) from and as of the Effective Date, 14,866,116 Shares, comprised of Shares reserved for issuance under the Prior Plans that were not subject to a grant as of the Effective Date, plus (ii) from and as of May 14, 2015, an additional 7,500,000 Shares reserved for issuance pursuant to an amendment to the Plan as of May 14, 2015, plus (iii) from and as of May 5, 2016, an additional 6,000,000 Shares reserved for issuance pursuant to an amendment and restatement to the Plan as of May 5, 2016, plus (iv) from and as of May 4, 2017 an additional 6,500,000 Shares reserved for issuance pursuant to an amendment and restatement to the Plan as of May 4, 2017, plus (v) the number of Shares that are subject to outstanding Awards granted under the Prior Plans that have been forfeited or terminated and revert and become available for issuance under the Plan.

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(b)	Reversion of Shares to the Share Reserve. If any Award under the Plan or the Prior Plans shall for any reason expire or otherwise terminate, in whole or in part, without having vested or been exercised in full, the shares of Common Stock not acquired under such Award shall revert to and again become available for issuance under the Plan. If the Company repurchases any unvested Shares acquired pursuant to an Award under the Plan or the Prior Plans, such repurchased Shares shall revert to and again become available for issuance under the Plan. Additionally, Shares subject to an Award under the Plan or the Prior Plans may not again be made available for issuance under the Plan if such shares are: (i) shares used to pay the exercise price of an Option, (ii) shares delivered to or withheld by the Company to pay the withholding taxes related to an Award, or (iii) shares repurchased on the open market with the proceeds of an Option exercise.

(c)	Source of Shares. Shares issued under the Plan may be authorized, but unissued or reacquired Common Stock.

(d)	Tax Code Limits. The aggregate number of Shares subject to Awards granted under this Plan during any calendar year to any one Participant shall not exceed 2,216,702, which number shall be calculated and adjusted pursuant to Section 12 only to the extent that such calculation or adjustment will not affect the status of any Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The aggregate number of Shares that may be issued pursuant to the exercise of Incentive Stock Options granted under this Plan shall not exceed the number of shares reserved for issuance under the Plan on and after May 4, 2017 set forth in Section 3(a), which number shall be calculated and adjusted pursuant to Section 12 only to the extent that such calculation or adjustment will not affect the status of any option intended to qualify as an Incentive Stock Option under Section 422 of the Code.

4.	Administration of the Plan.

(a)	Procedure. The Plan shall be administered by the Board of Directors. The Board of Directors may appoint a Committee consisting of one or more members of the Board of Directors, to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. In such event, any references in the Plan to the Board of Directors shall be deemed to refer to the Committee. To the extent required to satisfy the requirements of Rule 16b-3 or Section 162(m) of the Code, the Committee shall consist of two or more “Non-Employee Directors” (as defined under Rule 16b-3) or “Outside Directors” (as defined under Section 162(m) of the Code). Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. Unless and until otherwise determined by the Board of Directors, the Compensation Committee of the Board of Directors shall be the “Committee” hereunder. From time to time the Board of Directors may increase or decrease the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused and remove all members of the Committee, and thereafter directly administer the Plan. Notwithstanding anything in this Section 4 to the contrary, at any time the Board of Directors or the Committee may delegate to a committee of one or more members of the Board of Directors the authority to grant Awards to all Employees and Consultants or any portion or class thereof, to the extent consistent with applicable law or regulations. In addition, the Board of Directors or the Committee may by resolution authorize one or more officers of the Company to perform any or all tasks that the Board is authorized and empowered to do or perform under the Plan, to the extent permitted by applicable law, and for all purposes under the Plan, such officer or officers shall be treated as the Board; provided, however, that the resolution so authorizing such officer or officers shall specify the maximum number of Shares per Award (if any) and the total number of Shares (if any) such officer or officers may award pursuant to such delegated authority, and any such Award shall be subject to the form of Award Agreement theretofore approved by the Board of Directors or the Committee. No such officer shall designate himself or herself, or designate any executive officer (that is, an officer within the meaning of Section 16 of the Exchange Act) or member of the Board of Directors, as a recipient of any Awards granted under authority delegated to such officer.

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(b)	Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Awards under the Plan; (ii) to determine the exercise, sales or purchase price per share of Awards to be granted, which price shall be determined in accordance with Sections 8(a) and 10(c) of the Plan, as applicable; (iii) to determine the Employees or Consultants to whom, and the time or times at which, Awards shall be granted, the number of Shares to be represented by each Award, and the terms of such Awards; (iv) to interpret the Plan; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of each Award granted (which need not be identical) in accordance with the Plan, and, with the consent of the holder thereof with respect to any adverse change, modify or amend each Award; (vii) to accelerate or defer (the latter with the consent of the Participant) the exercise date and vesting of any Award; (viii) to adopt any sub-plan to the Plan for grants of Awards to Employees residing outside the United States to comply with tax, securities or other non-U.S. legal requirements or to provide favorable tax treatment for Awards; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(c)	Effect of Board’s Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Participants and any other holders of any Awards granted under the Plan.

5.	Eligibility. Awards may be granted only to Employees or Consultants. An Employee or Consultant who has been granted an Award may, if he or she is otherwise eligible, be granted an additional Award.

Incentive Stock Options may only be granted to Employees. The aggregate Fair Market Value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by such individual during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000. To the extent that the grant of an Option exceeds this limit, the portion of the Option that exceeds such limit shall be treated as a Nonstatutory Stock Option.

The Plan shall not confer upon any Participant any right with respect to continuation of employment or consultancy by the Company or any Affiliate, as applicable, nor shall it interfere in any way with the Participant’s right or the Company’s or any Affiliate’s right, as applicable, to terminate the Participant’s employment at any time or the Participant’s consultancy pursuant to the terms of the Consultant’s agreement with the Company or any Affiliate.

6.	Term of the Plan. The Board of Directors approved the Plan on February 5, 2014. The Plan shall become effective upon approval by the stockholders of the Company. Subject to approval of the stockholders of the Company, the Plan, as may be amended from time to time, shall continue in effect until May 4, 2027 unless sooner terminated under Section 14 hereof.

7.	Term of Option; Vesting Provisions.

(a)	Option Term. The term of each Option shall be seven (7) years from the date of grant thereof or such shorter term as may be provided in the applicable Award Agreement. However, in the case of an Incentive Stock Option granted to an Employee who, immediately before the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the applicable Award Agreement.

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(b)	Vesting Provisions. The terms on which each Option shall vest shall be determined by the Board in its discretion, and shall be set forth in the Award Agreement relating to each such Option. Without limiting the discretion of the Board, vesting provisions may include time-based vesting or vesting based on achievement of performance or other criteria. Performance criteria may, but need not, be based on Qualifying Performance Criteria. The provisions of this Section 7(b) are subject to any Option provisions governing the minimum number of Shares as to which an Option may be exercised.

8.	Option Exercise Price and Consideration.

(a)	Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(i)	Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an Employee who, immediately before the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(ii)	Notwithstanding the provisions of this Section 8(a), an Option (whether an Incentive Stock Option or Nonstatutory Stock Option) may be granted with an exercise price lower than set forth in this Section 8(a) if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(b)	Consideration. Subject to applicable law, the consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, shares of Common Stock having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares as may be determined by the Board. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(c)	No Repricing without Stockholder Approval. Other than in connection with a change in the Company’s capitalization (as described in Section 12), the Company shall not, without stockholder approval, (i) reduce the exercise price of any Option, (ii) exchange any Option for cash, another Award or a new Option with a lower exercise price, or (iii) otherwise directly or indirectly reprice any Option.

9.	Exercise of Options.

(a)	Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Participant, and as shall be permissible under the terms of the Plan.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall

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exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)	Termination of Status as an Employee or Consultant. If a Participant ceases to serve as an Employee or Consultant for any reason other than death or disability, the Participant may, but only within such period of time ending on the earlier of (i) three (3) months (or such other period of time as is determined by the Board) after the date the Participant ceases to be an Employee or Consultant or (ii) the expiration of the term of the Option, exercise the Option to the extent that the Participant was entitled to exercise it at the date of such termination. To the extent that the Participant was not entitled to exercise the Option at the date of such termination, or if the Participant does not exercise such Option (which the Participant was entitled to exercise) within the time specified herein, the Option shall terminate.

(c)	Extension of Termination Date. A Participant’s Award Agreement may also provide that if the exercise of the Option following the termination of the Participant’s Continuous Service as an Employee or Consultant (other than upon the Participant’s death or disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option shall terminate three (3) months after the first date when the issuance of such Shares would not violate such registration requirements under the Securities Act.

(d)	Death of Participant. In the event of the death of a Participant during the term of the Option who is at the time of the Participant’s death an Employee or Consultant and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised at any time within the period of time ending on the earlier of (i) twelve (12) months (or such other period of time as is determined by the Board) following the date of death or (ii) the expiration of the term of the Option, by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, to the extent that the Participant was entitled to exercise it at the date of such termination. To the extent that the Participant was not entitled to exercise the Option at the date of such termination, or if the Option is not exercised (to the extent the Participant was entitled to exercise) within the time specified herein, the Option shall terminate.

(e)	Disability of Participant. In the event of the disability of a Participant during the term of the Option who is at the time of his or her disability an Employee or Consultant and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Participant (or the Participant’s legal guardian or conservator) may, but only within the period of time ending on the earlier of (i) twelve (12) months (or such other period of time as is determined by the Board) after the date the Participant ceases to be an Employee or Consultant on account of such disability or (ii) the expiration of the term of the Option, exercise the Option to the extent that the Participant was entitled to exercise it at the date of such termination. To the extent that the Participant was not entitled to exercise the Option at the date of such termination, or if the Participant does not exercise such Option (which the Participant was entitled to exercise) within the time specified herein, the Option shall terminate.

10.	Incentive Stock and Restricted Stock Units.

(a)

General. Incentive Stock is an award or issuance of shares of Common Stock under the Plan, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued service or performance conditions) and terms as the Board deems

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appropriate. Restricted Stock Units are awards denominated in units of Shares under which the issuance of Shares is subject to such conditions (including continued employment or performance criteria) and terms as the Board deems appropriate. Unless determined otherwise by the Board, each Restricted Stock Unit will be equal to one Share and will entitle a Participant to either the issuance of Shares or, if specified in an Award Agreement, payment of an amount of cash determined with reference to the value of Shares. The Board may specify that the grant, vesting or retention of any or all Incentive Stock and/or Restricted Stock Units is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. To the extent that any Incentive Stock and/or Restricted Stock Unit Award is designated by the Board as “performance-based compensation” under Section 162(m) of the Code, (i) the performance criteria for the grant, vesting or retention of any such Incentive Stock and/or Restricted Stock Unit Award shall be a measure based on one or more Qualifying Performance Criteria selected by the Board, specified at the time the Incentive Stock and/or Restricted Stock Unit Award is granted, and shall be a pre-established goal under Treasury Regulation Section 1.162-27(e)(2)(i), (ii) the Board shall certify the extent to which any Qualifying Performance Criteria has been satisfied, and the amount payable as a result thereof, prior to payment of any Incentive Stock and/or Restricted Stock Unit Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code, and (iii) the award shall comply with all other applicable requirements relating to “performance-based compensation” under Section 162(m) of the Code. To the extent a performance-based award is not intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code, the performance criteria for the grant, vesting or retention of any such Incentive Stock and/or Restricted Stock Unit Award may be a measure based on one or more Qualifying Performance Criteria selected by the Board, or any other criteria deemed appropriate by the Board.

(b)	Award Agreements. Each Award Agreement related to Incentive Stock or Restricted Stock Units shall contain provisions regarding (i) the number of shares of Common Stock subject to such award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the performance criteria, if any, and level of achievement of these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Board, (v) restrictions on the transferability of the Shares, and (vi) such further terms and conditions in each case not inconsistent with the Plan as may be determined from time to time by the Board. Shares of Incentive Stock may be issued in the name of the Participant and held by the Participant or held by the Company, in each case as the Board may provide.

(c)	Sales Price. Subject to the requirements of applicable law, the Board shall determine the price, if any, at which shares of Incentive Stock or Shares underlying Restricted Stock Units shall be sold or awarded to a Participant, which price may vary from time to time and among Participants and which may be above or below the Fair Market Value of such shares at the date of grant or issuance.

(d)

Share Vesting. The grant, issuance, retention and/or vesting of shares of Incentive Stock and Restricted Stock Units, as applicable, shall be at such time and in such installments as determined by the Board. The Board shall have the right to make the timing of the grant and/or the issuance, ability to retain and/or vesting of shares of Incentive Stock and Restricted Stock Units subject to continued service, passage of time and/or such performance criteria as deemed appropriate by the Board; provided that, in no event shall an award of Incentive Stock or Restricted Stock Units granted to an executive officer (that is, an officer within the meaning of Section 16 of the Exchange Act) vest sooner than (i) three (3) years after the date of grant, if the vesting of the Incentive Stock or Restricted Stock Units is based solely on Continuous Status as an Employee or Consultant and the grant of Incentive Stock or Restricted Stock Units is not a form of payment of earned incentive compensation or other performance-based compensation, provided, however, that notwithstanding the foregoing vesting limitations, shares of Incentive Stock and awards of Restricted Stock Units vesting under this clause (i) may vest in installments so long as the vesting

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schedule, at any point in time, is not more favorable than what would be vested under a monthly pro rata installment schedule (i.e., 1/36 per month for 3 years), or one (1) year after the date of grant, if the vesting of Incentive Stock or Restricted Stock Units is subject to the achievement of performance goals. Notwithstanding the foregoing, the Board may accelerate vesting (in an Award Agreement or otherwise) of any Award in the event of a Participant’s termination of service as an Employee or Consultant, a Change in Control or other similar event, provided that, in the case of award of Incentive Stock or Restricted Stock Units that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such acceleration shall comply with the requirements set forth in Treasury Regulation Section 1.162-27(e)(2)(iii).

(e)	Transferability. Shares of Incentive Stock and Restricted Stock Units shall be transferable by the Participant only upon such terms and conditions as are set forth in the applicable Award Agreement, as the Board shall determine in its discretion, so long as the Incentive Stock or Restricted Stock Units, as applicable, awarded under the Award Agreement remain subject to the terms of the Award Agreement.

(f)	Discretionary Adjustments. Notwithstanding satisfaction of any performance goals, the number of shares granted, issued, retainable and/or vested under an award of Incentive Stock or Restricted Stock Units, as applicable, on account of either financial performance or personal performance evaluations may be reduced by the Board on the basis of such further considerations as the Board shall determine. In addition, to the extent consistent with Section 162(m) of the Code, the Board may appropriately adjust any evaluation of performance under the Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) any unusual or infrequently occurring items as described in Financial Accounting Standards Board Accounting Standards Update and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year.

(g)	Voting Rights. Unless otherwise determined by the Board, Participants holding shares of Incentive Stock granted hereunder may exercise full voting rights with respect to those shares during the period of restriction. With respect to Shares underlying Restricted Stock Units, Participants shall have no voting rights unless and until such Shares are reflected as issued and outstanding shares on the Company’s stock ledger.

(h)	Dividends and Distributions. Participants in whose name an Award of Incentive Stock is granted shall be entitled to receive all dividends and other distributions paid with respect to the Shares underlying such Award, unless determined otherwise by the Board. Participants in whose name an Award of Restricted Stock Units is granted shall not be entitled to receive dividends or other distributions paid with respect to the Shares underlying such Award, unless determined otherwise by the Board. The Board will determine whether any such dividends or distributions will be automatically reinvested in additional Shares or will be payable in cash; provided that such additional Shares and/or cash shall be subject to the same restrictions and vesting conditions as the Award with respect to which they were distributed. Notwithstanding anything herein to the contrary, in no event shall dividends or dividend equivalents be currently payable with respect to unvested or unearned Awards subject to performance criteria.

11.	Non-Transferability of Awards. Except as otherwise expressly provided in the terms of the applicable Award Agreement, an Award may not be sold, pledged, assigned, hypothecated, transferred or otherwise disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant or the Participant’s legal representative. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Award.

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12.	Adjustments upon Changes in Capitalization or Change in Control. The number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation, expiration, forfeiture or other termination of an Award, as well as the price per Share covered by each such outstanding Award, shall be equitably adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award. Such adjustment shall be designed to comply with Section 409A and 424 of the Code or, except as otherwise expressly provided in Section 3(d) of this Plan, may be designed to treat the Shares available under the Plan and subject to Awards as if they were all outstanding on the record date for such event or transaction or to increase the number of such Shares to reflect a deemed reinvestment in Shares of the amount distributed to the Company’s securityholders.

For purposes of the Plan, a “Change in Control” shall be deemed to occur upon the consummation of any one of the following events: (a) a sale of all or substantially all of the assets of the Company; (b) a merger or consolidation in which the Company is not the surviving corporation (other than a transaction the principal purpose of which is to change the state of the Company’s incorporation or a transaction in which the voting securities of the Company are exchanged for beneficial ownership of at least 50% of the voting securities of the controlling acquiring corporation); (c) a merger or consolidation in which the Company is the surviving corporation and less than 50% of the voting securities of the Company that are outstanding immediately after the consummation of such transaction are beneficially owned, directly or indirectly, by the persons who owned such voting securities immediately prior to such transaction; (d) any transaction or series of related transactions after which any person (as such term is defined in Section 13(d)(3) of the Exchange Act), other than any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of the Company, becomes the beneficial owner of voting securities of the Company representing 40% or more of the combined voting power of all of the voting securities of the Company; (e) during any period of two consecutive years, individuals who at the beginning of such period constitute the membership of the Company’s Board of Directors (the “Incumbent Directors”) cease for any reason to have authority to cast at least a majority of the votes which all directors on the Board of Directors are entitled to cast, unless the election, or the nomination for election by the Company’s stockholders, of a new director was approved by a vote of at least two-thirds of the votes entitled to be cast by the Incumbent Directors, in which case such director shall also be treated as an Incumbent Director in the future; or (f) the liquidation or dissolution of the Company.

In the event of a Change in Control, then: (a) any surviving or acquiring corporation shall assume Awards outstanding under the Plan or shall substitute similar awards (including an option to acquire the same consideration paid to stockholders in the transaction described in this Section 12 for those outstanding Options under the Plan), or (b) in the event any surviving or acquiring corporation refuses to assume such Awards or to substitute similar awards for those outstanding under the Plan, (i) with respect to Awards held by persons then performing services as Employees or Consultants, the vesting of such Awards and the time during which such Awards may be exercised shall be accelerated prior to such event and the Awards terminated if not exercised after such acceleration and at or prior to such event, and (ii) with respect to any other Options outstanding under the Plan, such Options shall be terminated if not exercised prior to such event.

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13.	Miscellaneous.

(a)	Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest. If the Board, at its sole discretion, permits acceleration as to all or any part of an Option, the aggregate Fair Market Value (determined at the time Award is granted) of stock with respect to which Incentive Stock Options first become exercisable in any year cannot exceed $100,000. Any remaining accelerated Incentive Stock Options shall be treated as Nonstatutory Stock Options.

(b)	Additional Restrictions on Awards. Either at the time an Award is granted or by subsequent action, the Board may, but need not, impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by an Participant of any Shares issued under an Award, including without limitation (i) restrictions under an insider trading policy, (ii) restrictions designed to delay and/or coordinate the timing and manner of sales by Participants, and (iii) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

(c)	Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until such Participant has satisfied all requirements for exercise and/or vesting of the Award pursuant to its terms and said Shares have been issued to the Participant.

(d)	Investment Assurances. The Company may require a Participant, as a condition to exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon exercise of the Option or acquisition of Common Stock under the Plan has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock represented thereby.

(e)	Withholding Obligations. To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state, local or foreign income, social insurance, payment on account or other tax withholding obligation relating to an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company or any Affiliate) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

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14.	Amendment and Termination of the Plan.

(a)	Amendment and Termination. The Board may at any time terminate the Plan or amend the Plan from time to time in such respects as the Board may deem advisable; provided, however, that no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy any listing requirements of any securities exchange or national market system on which the Common Stock is traded or any other applicable law.

(b)	Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not adversely affect Awards already granted and such Awards shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Board, which agreement must be in writing and signed by the Participant and the Company.

15.	Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to an Award unless the exercise of the Option, if applicable, and the issuance and delivery of such Shares pursuant the Award shall comply with all relevant provisions of the law, including without limitation, the Securities Act, the Exchange Act and the requirements of any stock exchange or national market system upon which the Shares may then be listed, foreign securities and exchange control laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

16.	Liability of Company. The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant or other persons as to:

(a)	The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; or

(b)	Any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted hereunder.

17.	Reservation of Shares. The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary for the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.	Award Agreement. All Awards shall be evidenced by written award agreements in such form as the Board shall approve.

19.	Choice of Law. The law of the State of Delaware, without regard to its conflict of laws rules, shall govern all questions concerning the construction, validity and interpretation of the Plan.

20.

Section 409A. It is intended that any Award issued to U.S. taxpayers pursuant to this Plan and any Award Agreement shall not constitute “deferrals of compensation” within the meaning of Section 409A of the Code and, as a result, shall not be subject to the requirements of Section 409A of the Code. Notwithstanding the foregoing, to the extent applicable, it is further intended that any Restricted Stock Units issued to U.S. taxpayers pursuant to this Plan and any Award Agreement or other written document establishing the terms and conditions of the Award (which may or may not constitute “deferrals of compensation,” depending on the terms of each Award) shall avoid any “plan failures” within the meaning of Section 409A(a)(1) of the Code. The Plan and each Award Agreement or other written document establishing the terms and conditions of an Award are to be interpreted and administered in a manner consistent with these intentions. However, no

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guarantee or commitment is made that the Plan, any Award Agreement or any other written document establishing the terms and conditions of an Award shall be administered in accordance with the requirements of Section 409A of the Code, with respect to amounts that are subject to such requirements, or that the Plan, any Award Agreement or any other written document establishing the terms and conditions of an Award shall be administered in a manner that avoids the application of Section 409A of the Code, with respect to amounts that are not subject to such requirements.

21.	Required Delay in Payment on Account of a Separation from Service. Notwithstanding any other provision in this Plan, any Award agreement or any other written document establishing the terms and conditions of an Award, if any Award recipient is a “specified employee” (as defined in Treasury Regulations Section 1.409A-1(i)), as of the date of his or her “Separation from Service” (as defined in authoritative IRS guidance under Section 409A of the Code), then, to the extent required by Treasury Regulations Section 1.409A-3(i)(2), any payment made to the Award recipient on account of his or her Separation from Service shall not be made before a date that is six months after the date of his or her Separation from Service. The Board may elect any of the methods of applying this rule that are permitted under Treasury Regulations Section 1.409A-3(i)(2)(ii).

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cadence
CADENCE DESIGN SYSTEMS, INC.
IMPORTANT ANNUAL MEETING INFORMATION
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X
Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 p.m. Eastern Time, on May 3, 2017.
Vote by Internet
• Go to www.envisionreports.com/CDNS
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
• Follow the instructions provided by the recorded message
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Proposals — THE BOARD OF DIRECTORS OF CADENCE DESIGN SYSTEMS, INC. RECOMMENDS A VOTE FOR EACH OF THE EIGHT DIRECTOR NOMINEES FOR ELECTION, A VOTE FOR 1 YEAR ON PROPOSAL 4 AND A VOTE FOR
PROPOSALS 2, 3 AND 5.
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1. Election of Directors: For Against Abstain
For Against Abstain
For Against Abstain
1.1 - Mark W. Adams
1.2 - Susan L. Bostrom
1.3 - James D. Plummer
1.4 - Alberto Sangiovanni-Vincentelli
1.5 - John B. Shoven
1.6 - Roger S. Siboni
1.7 - Young K. Sohn
1.8 - Lip-Bu Tan
For Against Abstain
1 Year 2 Years 3 Years Abstain
2. Approval of the amendment and restatement of the Omnibus Equity Incentive Plan.
4. Advisory vote on the frequency of the advisory vote on named executive officer compensation.
For Against Abstain
For Against Abstain
3. Advisory resolution to approve named executive officer compensation.
5. Ratification of the selection of KPMG LLP as the independent registered public accounting firm of Cadence for its fiscal year ending December 30, 2017.
B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
Date (mm/dd/yyyy) — Please print date below.
Signature 1 — Please keep signature within the box.
Signature 2 — Please keep signature within the box.
IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.
1 U P X
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02JG9C

Important notice regarding the Internet availability of proxy materials for the 2017 Annual Meeting of Stockholders of Cadence Design Systems, Inc. The 2017 Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2016 of Cadence Design Systems, Inc. are available at http://www.envisionreports.com/CDNS.
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
Proxy — CADENCE DESIGN SYSTEMS, INC.
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PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 4, 2017
The undersigned hereby appoints Lip-Bu Tan, Geoffrey G. Ribar and James J. Cowie, or any of them, each with power of substitution, to attend and to represent the undersigned at the 2017 Annual Meeting of Stockholders of Cadence Design Systems, Inc., to be held at the offices of Cadence Design Systems, Inc. located at 2655 Seely Avenue, Building 10, San Jose, California 95134, on May 4, 2017 at 1:00 p.m. Pacific Time, and any continuation or adjournment thereof, and to vote the number of shares of common stock of Cadence Design Systems, Inc. that the undersigned would be entitled to vote if personally present at the meeting in accordance with the instructions set forth on this proxy card. Any proxy previously given by the undersigned with respect to such shares of common stock is hereby revoked.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CADENCE DESIGN SYSTEMS, INC.
THE SHARES WILL BE VOTED AS DIRECTED ON THE REVERSE. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR EACH OF THE EIGHT DIRECTOR NOMINEES FOR ELECTION, FOR 1 YEAR ON PROPOSAL 4 AND FOR PROPOSALS 2, 3 AND 5. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE 2017 ANNUAL MEETING OF STOCKHOLDERS, PROXIES WILL BE VOTED ON THESE MATTERS AS THE PROXIES NAMED ABOVE MAY DETERMINE IN THEIR SOLE DISCRETION.
(CONTINUED AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)
C Non-Voting Items
Change of Address — Please print new address below.
Comments — Please print your comments below.
IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.
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